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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08716

     Evergreen Variable Annuity Trust
_____________________________________________________________
(Exact name of registrant as specified in charter)

     200 Berkeley Street Boston, Massachusetts 02116
_____________________________________________________________
(Address of principal executive offices) (Zip code)

     Michael H. Koonce, Esq. 200 Berkeley Street Boston, Massachusetts 02116
____________________________________________________________
(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 210-3200

Date of fiscal year end: Registrant is making an annual filing for nine of its series, Evergreen VA Balanced Fund, Evergreen VA Core Bond Fund, Evergreen VA Diversified Income Builder Fund, Evergreen VA Fundamental Large Cap Fund, Evergreen VA Growth Fund, Evergreen VA High Income Fund, Evergreen VA International Equity, Evergreen VA Omega Fund, and Evergreen VA Special Values Fund for the year ended December 31, 2007. These nine series have a December 31, fiscal year end.

Date of reporting period: December 31, 2007

Item 1 - Reports to Stockholders.

Evergreen VA Balanced Fund

Evergreen

VA BALANCED FUND

Annual Report
as of December 31, 2007

Evergreen Investments℠
MUTUAL FUNDS

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	ABOUT YOUR FUND’S EXPENSES
7	FINANCIAL HIGHLIGHTS
9	SCHEDULE OF INVESTMENTS
16	STATEMENT OF ASSETS AND LIABILITIES
17	STATEMENT OF OPERATIONS
18	STATEMENTS OF CHANGES IN NET ASSETS
19	NOTES TO FINANCIAL STATEMENTS
25	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
26	ADDITIONAL INFORMATION
32	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM   is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2008, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

LETTER TO SHAREHOLDERS

February 2008

Dennis H. Ferro
President and Chief
Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen VA Balanced Fund for the twelve-month period ended December 31, 2007.

Investors in domestic equity and fixed income markets faced challenging, and increasingly stormy, conditions during 2007. Riding the momentum of an expanding economy and growing corporate profits, stocks maintained their robust rally during the first half of the year. The second half of the year, however, presented a much different environment, as fears grew about the overall economic effects of weakness in the housing industry and a widening credit crisis that began with the meltdown of the subprime mortgage market. Stock performance was volatile throughout the year’s second half. As worries grew about a slowing of the nation’s economic expansion and a deceleration of corporate profit growth, large capitalization stocks tended to be preferred over smaller cap stocks, while growth stocks maintained a performance edge over value stocks. By the end of the year, most major market indexes reported modest but positive results for the twelve-month period, although some value benchmarks were negative. Equity markets outside the U.S. continued to outperform domestic markets even as foreign markets also became more volatile, despite evidence of persistently solid growth in the global economy. In the domestic fixed income market, the problems in the subprime mortgage market led to a general flight to quality in the final months of 2007. Treasury prices rose and their yields declined as investors sought out the highest-quality investments and tried to avoid credit risk. The yield spreads between Treasuries and lower-rated

1

LETTER TO SHAREHOLDERS continued

securities widened as corporate bonds and many asset-backed securities fell out of favor.

The U.S. economy appeared to maintain its growth path early in 2007, with robust export activity and healthy business investment spending offsetting declines in residential home values. Despite the credit crisis and the housing slump, Gross Domestic Product grew by approximately 4.0% from April through September. The economy, however, slowed noticeably in the closing months of the year. The combination of mortgage-related weakness, higher energy prices and tighter lending standards limited both consumer spending and business investment. Operating earnings of companies in the S&P 500 declined for the third quarter of the year, principally because of massive write-downs by major corporations, most notably in the Financials sector. Faced with growing evidence of the economy’s slowing, the Federal Reserve Board began adding liquidity to the nation’s financial system, cutting the target fed funds rate from 5.25% to 4.25% in the final months of the year. At the start of 2008, officials in Washington also began considering fiscal actions, either through tax cuts or new spending, to re-invigorate the economy.

Against this backdrop, portfolio managers of Evergreen’s Variable Annuity Funds maintained strategies consistent with each fund’s goal and the asset class in which the fund invests. Managers of equity-oriented portfolios tended to focus on growth, while the professionals supervising fixed income portfolios

2

LETTER TO SHAREHOLDERS continued

sought total return and current income.

We believe the experiences in the investment markets during the past twelve months have underscored the value of a well diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com  for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com  for statements from President and Chief Executive Officer, Dennis Ferro, regarding the firm’s recent settlement with the Securities and Exchange Commission (SEC) and prior settlement with the Financial Industry Regulatory Authority (FINRA).

3

FUND AT A GLANCE

as of December 31, 2007

MANAGEMENT TEAM

Investment Advisor:

• Evergreen Investment Management Company, LLC

Portfolio Manager:

• Margaret D. Patel

PERFORMANCE AND RETURNS

Portfolio inception date: 3/1/1996

	Class 1	Class 2
Class inception date	3/1/1996	7/31/2002

Average annual return

1-year	6.68%	6.43%

5-year	8.72%	8.45%

10-year	3.85%	3.72%

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, please call 1.800.321.9332. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions, but does not reflect contract, policy, or separate account charges assessed by participating insurance companies.

Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered. The historical returns for Class 2 have not been adjusted to reflect the effect of the class’ 12b-1 fee. The fund incurs a 12b-1 fee of 0.25% for Class 2. Class 1 does not pay a 12b-1 fee. If the fee had been reflected, returns for Class 2 would have been lower.

Returns reflect expense limits previously in effect, without which returns would have been lower.

LONG-TERM GROWTH†

Comparison of a $10,000 investment in the Evergreen VA Balanced Fund Class 1 shares versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI), the Russell 1000 Index (Russell 1000), the S&P 500 Index (S&P 500) and the Consumer Price Index (CPI).

The LBABI, the Russell 1000 and the S&P 500 are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

† The Fund has previously compared its performance to the S&P 500  and the LBABI. Given recent changes to the fund’s principal investment strategies, the fund believes that the Russell 1000 is a more appropriate benchmark than the S&P 500. In future periods, the fund will compare its performance to the LBABI and the Russell 1000.

4

PORTFOLIO MANAGER COMMENTARY

The fund’s Class 1 shares returned 6.68% for the twelve-month period ended December 31, 2007. During the same period, the LBABI returned 6.97%, the Russell 1000 returned 5.77% and the S&P 500 returned 5.49%.

The fund’s objective is to seek capital growth and current income.

The fund’s performance results were achieved during a period of significant changes in domestic capital markets. At the start of the year, the economy continued to expand at a solid pace, helping support investments in stocks and in corporate bonds, particularly high yield issues. By the close of the year, however, worries about the slumping housing industry and a meltdown in the subprime mortgage market resulted in severe market volatility and sharp corrections in both equities and high yield corporates, as investors sought out the safest securities.

The year also saw a change in the fund’s investment style. Early in the year, the fund pursued a multi-cap style in its equity investments, with a focus on investment-grade bonds in its fixed income investments. The fixed income component included some exposure to international bonds and emerging market debt. During the month of June, however, the fund’s strategy changed. Among equities, it focused on domestic large company stocks. In its fixed income portfolio, it moved almost exclusively to domestic high yield corporate bonds. For the remainder of the year, the fund had a target allocation of 75% equities and 25% fixed income. The equity component of the portfolio was predominately domestic large cap growth stocks, with a focus on dividend-paying stocks. The fixed income component was made up almost exclusively of the upper tiers of the high yield market, with securities rated BB to B.

The emphasis on large company growth stocks helped fund performance, as large company growth stocks outperformed small and mid cap growth stocks over the final half of the year, while the growth style of equity investing tended to outperform the value style. Investments in industry-leading companies such as Google, Microsoft, Procter & Gamble and Schlumberger all helped support results. The lack of exposure to housing-industry bonds also helped performance.

The emphasis on higher-quality, high yield corporate bonds helped results in the third quarter of the year when this group outperformed lower-rated, high yield securities. The high yield exposure, however, detracted from results in the final quarter when all corporate debt fell out of favor as concerns grew about credit quality. Treasuries, which were not held by the fund, were the best-performing part of the market and our lack of exposure hurt results. Some individual stock holdings also detracted from performance, including pharmaceutical company Wyeth, which suffered setbacks in the development of an anti-depressant drug, and technology corporation QUALCOMM, the leading provider of operating software for wireless communications systems, which was involved in a patent dispute.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Asset-backed and mortgage-backed securities are generally subject to higher prepayment risks than other types of debt securities, which can limit the potential for gain in a declining interest rate environment and increase the potential for loss in a rising interest rate environment. Mortgage-backed securities may also be structured so that they are particularly sensitive to interest rates.

Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation and the risk of non-correlation to the relevant instruments they are designed to hedge or to closely track.

High yield, lower-rated bonds may contain more risk due to the increased possibility of default.

The return of principal is not guaranteed due to fluctuation in the fund’s NAV caused by changes in the price of individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks as individual bonds. Generally, the value of bond funds rises when prevailing interest rates fall, and falls when interest rates rise.

U.S. government guarantees apply only to certain securities held in the fund’s portfolio and not to the fund’s shares. All data is as of December 31, 2007, and subject to change.

5

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, exchange fees or separate account charges assessed by participating insurance companies. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	7/1/2007	12/31/2007	Period*

Actual
Class 1	$ 1,000.00	$ 1,017.72	$ 2.70
Class 2	$ 1,000.00	$ 1,017.11	$ 3.97
Hypothetical
(5% return
before expenses)
Class 1	$ 1,000.00	$ 1,022.53	$ 2.70
Class 2	$ 1,000.00	$ 1,021.27	$ 3.97

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (0.53% for Class 1 and 0.78% for Class 2), multiplied by the average account value over the period, multiplied by 184 / 365 days.

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 1	2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 15.15	$ 14.13	$ 13.74	$ 13.04	$ 11.51

Income from investment operations
Net investment income (loss)	0.38[1]	0.36[1]	0.31[1]	0.24[1]	0.23
Net realized and unrealized gains or losses on investments	0.62	1.02	0.41	0.58	1.58

Total from investment operations	1.00	1.38	0.72	0.82	1.81

Distributions to shareholders from
Net investment income	(0.66)	(0.36)	(0.33)	(0.12)	(0.28)

Net asset value, end of period	$ 15.49	$ 15.15	$ 14.13	$ 13.74	$ 13.04

Total return[2]	6.68%	9.85%	5.29%	6.31%	15.78%

Ratios and supplemental data
Net assets, end of period (thousands)	$61,438	$76,093	$84,060	$104,601	$114,713
Ratios to average net assets
Expenses including waivers/reimbursements
but excluding expense reductions	0.52%	0.50%	0.53%	0.90%	0.93%
Expenses excluding waivers/reimbursements
and expense reductions	0.52%	0.50%	0.53%	0.90%	0.93%
Net investment income (loss)	2.46%	2.50%	2.22%	1.81%	1.77%
Portfolio turnover rate	105%	52%	78%	128%	145%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

2 Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

7

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 2	2007	2006	2005	2004	2003

Net asset value, beginning of period	$15.13	$14.09	$13.70	$13.01	$11.50

Income from investment operations
Net investment income (loss)	0.35	0.33	0.27[1]	0.21[1]	0.18[1]
Net realized and unrealized gains or losses on investments	0.61	1.01	0.41	0.57	1.60

Total from investment operations	0.96	1.34	0.68	0.78	1.78

Distributions to shareholders from
Net investment income	(0.60)	(0.30)	(0.29)	(0.09)	(0.27)

Net asset value, end of period	$15.49	$15.13	$14.09	$13.70	$13.01

Total return[2]	6.43%	9.62%	5.03%	6.03%	15.48%

Ratios and supplemental data
Net assets, end of period (thousands)	$2,908	$2,750	$2,606	$2,576	$1,239
Ratios to average net assets
Expenses including waivers/reimbursements
but excluding expense reductions	0.77%	0.75%	0.78%	1.15%	1.20%
Expenses excluding waivers/reimbursements
and expense reductions	0.77%	0.75%	0.78%	1.15%	1.20%
Net investment income (loss)	2.19%	2.26%	1.98%	1.61%	1.42%
Portfolio turnover rate	105%	52%	78%	128%	145%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

2 Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

8

SCHEDULE OF INVESTMENTS

December 31, 2007

	Principal
	Amount	Value

CORPORATE BONDS 15.7%
CONSUMER STAPLES 0.1%
Household Products 0.1%
Church & Dwight Co., 6.00%, 12/15/2012	$ 55,000	$54,037

ENERGY 3.1%
Energy Equipment & Services 0.7%
Bristow Group, Inc., 7.50%, 09/15/2017 144A	460,000	464,600

Oil, Gas & Consumable Fuels 2.4%
McMoRan Exploration Co., 11.875%, 11/15/2014	1,000,000	1,008,750
Peabody Energy Corp., 5.875%, 04/15/2016	569,000	537,705

		1,546,455

FINANCIALS 0.9%
Real Estate Investment Trusts 0.9%
Saul Centers, Inc., 7.50%, 03/01/2014	600,000	555,000

INDUSTRIALS 6.0%
Electrical Equipment 3.5%
Baldor Electric Co., 8.625%, 02/15/2017	1,300,000	1,345,500
Belden, Inc., 7.00%, 03/15/2017	150,000	147,000
General Cable Corp., 7.125%, 04/01/2017	750,000	738,750

		2,231,250

Machinery 2.5%
Actuant Corp., 6.875%, 06/15/2017 144A	1,367,000	1,360,165
SPX Corp., 7.625%, 12/15/2014 144A	280,000	285,950

		1,646,115

INFORMATION TECHNOLOGY 2.8%
Electronic Equipment & Instruments 0.4%
Itron, Inc., 7.75%, 05/15/2012	275,000	278,372

IT Services 0.6%
Iron Mountain, Inc., 6.625%, 01/01/2016	400,000	380,500

Semiconductors & Semiconductor Equipment 1.8%
Freescale Semiconductor, Inc., 8.875%, 12/15/2014	1,255,000	1,126,362

MATERIALS 1.6%
Containers & Packaging 1.6%
Crown Holdings, Inc., 7.75%, 11/15/2015	1,000,000	1,035,000

UTILITIES 1.2%
Electric Utilities 1.2%
Reliant Energy, Inc., 7.625%, 06/15/2014	750,000	746,250

Total Corporate Bonds (cost $10,255,570)		10,063,941

See Notes to Financial Statements

9

SCHEDULE OF INVESTMENTS continued

December 31, 2007

		Shares	Value

COMMON STOCKS 77.0%
CONSUMER DISCRETIONARY	0.5%
Internet & Catalog Retail 0.1%
Amazon.com, Inc. *		300	$27,792

Multi-line Retail 0.4%
J.C. Penney Co., Inc.		5,953	261,873

CONSUMER STAPLES 3.6%
Beverages 0.8%
Diageo plc, ADR		4,000	343,320
PepsiCo, Inc.		2,000	151,800

			495,120

Food & Staples Retailing 0.6%
CVS Caremark Corp.		9,000	357,750

Household Products 1.9%
Procter & Gamble Co.		17,000	1,248,140

Tobacco 0.3%
Altria Group, Inc.		3,000	226,740

ENERGY 13.6%
Energy Equipment & Services	4.6%
Grant Prideco, Inc. *		11,000	610,610
Halliburton Co.		6,000	227,460
Noble Corp.		8,000	452,080
Pride International, Inc. *		20,000	678,000
Schlumberger, Ltd.		10,366	1,019,703

			2,987,853

Oil, Gas & Consumable Fuels	9.0%
Anadarko Petroleum Corp.		11,500	755,435
Apache Corp.		3,850	414,029
BP plc, ADR		8,304	607,604
ConocoPhillips		6,000	529,800
Exxon Mobil Corp.		16,000	1,499,040
Marathon Oil Corp.		16,000	973,760
Patriot Coal Corp.		400	16,696
Peabody Energy Corp.		4,000	246,560
Tesoro Corp.		4,000	190,800
Valero Energy Corp.		8,000	560,240

			5,793,964

FINANCIALS 3.5%
Capital Markets 0.2%
Lazard, Ltd.		3,500	142,380

See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS continued

December 31, 2007

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Real Estate Investment Trusts 3.3%
General Growth Properties, Inc.	10,000	$411,800
Host Hotels & Resorts, Inc.	32,100	546,984
Mack-Cali Realty Corp.	8,000	272,000
Plum Creek Timber Co., Inc.	15,000	690,600
Simon Property Group, Inc.	2,000	173,720

		2,095,104

HEALTH CARE 14.1%
Health Care Equipment & Supplies 5.5%
Baxter International, Inc.	12,743	739,731
Inverness Medical Innovations, Inc. *	25,820	1,450,567
Medtronic, Inc.	7,000	351,890
St. Jude Medical, Inc. *	9,486	385,511
Varian Medical Systems, Inc. *	6,500	339,040
Zimmer Holdings, Inc. *	4,493	297,212

		3,563,951

Life Sciences Tools & Services 4.8%
Applera Corp. - Applied Biosystems Group	6,000	203,520
Bio-Rad Laboratories, Inc., Class A *	154	15,943
Millipore Corp. *	8,000	585,440
PerkinElmer, Inc.	32,000	832,640
Thermo Fisher Scientific, Inc. *	25,000	1,442,000

		3,079,543

Pharmaceuticals 3.8%
Abbott Laboratories	10,561	593,000
Bristol-Myers Squibb Co.	33,250	881,790
Johnson & Johnson	10,243	683,208
Novartis AG, ADR	5,292	287,409

		2,445,407

INDUSTRIALS 16.9%
Aerospace & Defense 3.1%
Boeing Co.	5,000	437,300
DRS Technologies, Inc.	5,000	271,350
Lockheed Martin Corp.	5,991	630,612
Raytheon Co.	5,000	303,500
United Technologies Corp.	4,294	328,663

		1,971,425

Building Products 0.5%
Lennox International, Inc.	8,000	331,360

See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

December 31, 2007

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Electrical Equipment 5.5%
Ametek, Inc.	9,000	$421,560
Belden, Inc.	4,800	213,600
Cooper Industries, Inc.	17,000	898,960
Emerson Electric Co.	9,000	509,940
General Cable Corp. *	10,000	732,800
Rockwell Automation, Inc.	7,000	482,720
Roper Industries, Inc.	4,700	293,938

		3,553,518

Industrial Conglomerates 2.3%
General Electric Co.	40,000	1,482,800

Machinery 4.6%
Danaher Corp.	7,000	614,180
Donaldson Co., Inc.	5,100	236,538
Dover Corp.	8,000	368,720
ITT Corp.	5,000	330,200
Joy Global, Inc.	6,300	414,666
Pall Corp.	16,275	656,208
Parker Hannifin Corp.	4,650	350,192

		2,970,704

Road & Rail 0.5%
Norfolk Southern Corp.	6,800	342,992

Trading Companies & Distributors 0.4%
Wesco International, Inc. *	6,000	237,840

INFORMATION TECHNOLOGY 10.7%
Communications Equipment 3.5%
Cisco Systems, Inc. *	39,000	1,055,730
CommScope, Inc. *	3,000	147,630
QUALCOMM, Inc.	27,000	1,062,450

		2,265,810

Electronic Equipment & Instruments 1.7%
Agilent Technologies, Inc. *	10,000	367,400
Amphenol Corp., Class A	15,500	718,735

		1,086,135

Internet Software & Services 2.6%
Google, Inc., Class A *	2,400	1,659,552

Semiconductors & Semiconductor Equipment 1.7%
Intel Corp.	19,000	506,540
Texas Instruments, Inc.	17,018	568,401

		1,074,941

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

December 31, 2007

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Software 1.2%
Microsoft Corp.	9,000	$320,400
Oracle Corp. *	20,000	451,600

		772,000

MATERIALS 9.5%
Chemicals 3.2%
Air Products & Chemicals, Inc.	6,790	669,698
E.I. DuPont de Nemours & Co.	15,000	661,350
FMC Corp.	8,500	463,675
Sigma-Aldrich Corp.	5,000	273,000

		2,067,723

Construction Materials 2.2%
Martin Marietta Materials, Inc.	3,000	397,800
Texas Industries, Inc.	10,000	701,000
Vulcan Materials Co.	4,000	316,360

		1,415,160

Containers & Packaging 0.3%
Greif Bros. Corp., Class A	3,000	196,110

Metals & Mining 1.1%
Freeport-McMoRan Copper & Gold, Inc.	7,000	717,080

Paper & Forest Products 2.7%
Louisiana-Pacific Corp.	11,000	150,480
Weyerhaeuser Co.	21,000	1,548,540

		1,699,020

TELECOMMUNICATION SERVICES 0.8%
Diversified Telecommunication Services 0.8%
AT&T, Inc.	6,000	249,360
Verizon Communications, Inc.	6,500	283,985

		533,345

UTILITIES 3.8%
Electric Utilities 3.3%
DPL, Inc.	8,000	237,200
Duke Energy Corp.	8,000	161,360
Exelon Corp.	4,000	326,560
NRG Energy, Inc. *	23,000	996,820
Southern Co.	10,000	387,500

		2,109,440

Gas Utilities 0.5%
Questar Corp.	6,000	324,600

Total Common Stocks (cost $42,426,327)		49,537,172

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

December 31, 2007

	Principal
	Amount	Value

CONVERTIBLE DEBENTURES 7.3%
FINANCIALS 2.1%
Real Estate Investment Trusts 2.1%
Alexandria Real Estate Equities, Inc., 3.70%, 01/15/2027 144A	$500,000	$502,500
Macerich Co., 3.25%, 03/15/2012 144A	1,050,000	888,563

		1,391,063

HEALTH CARE 1.8%
Health Care Equipment & Supplies 1.5%
Inverness Medical Innovations, Inc.:
3.00%, 05/15/2016	425,000	568,969
3.00%, 05/15/2016 144A	300,000	401,625

		970,594

Life Sciences Tools & Services 0.3%
Millipore Corp., 3.75%, 06/01/2026	175,000	188,562

INDUSTRIALS 3.4%
Electrical Equipment 3.4%
General Cable Corp., 1.00%, 10/15/2012 144A	1,915,000	2,166,344

Total Convertible Debentures (cost $4,605,371)		4,716,563

	Shares	Value

SHORT-TERM INVESTMENTS 0.0%
MUTUAL FUND SHARES 0.0%
Evergreen Institutional U.S. Government Money Market Fund, Class I, 4.31% q ø
(cost $974)	974	974

Total Investments (cost $57,288,242) 100.0%		64,318,650
Other Assets and Liabilities 0.0%		27,823

Net Assets 100.0%		$64,346,473

144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended.
This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.
*	Non-income producing security
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations
ADR American Depository Receipt

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

December 31, 2007

The following table shows portfolio composition as a percent of total investments as of December 31, 2007:

Industrials	26.3%
Energy	16.7%
Health Care	15.9%
Information Technology	13.5%
Materials	11.1%
Financials	6.6%
Utilities	4.9%
Consumer Staples	3.7%
Telecommunication Services	0.8%
Consumer Discretionary	0.5%

100.0%

The following table shows the percent of total investments (excluding equity positions) by credit quality based on Moody’s and Standard & Poor’s ratings as of December 31, 2007 (unaudited):

AAA	13.9%
BB	19.7%
B	54.8%
CCC	6.2%
NR	5.4%

100.0%

The following table shows the percent of total investments (excluding equity positions) based on effective maturity as of December 31, 2007 (unaudited):

Less than 1 year	13.9%
3 to 5 years	21.4%
5 to 10 years	64.7%

100.0%

See Notes to Financial Statements

15

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

Assets
Investments in securities, at value (cost $57,287,268)	$64,317,676
Investments in affiliated money market fund, at value (cost $974)	974

Total investments	64,318,650
Receivable for securities sold	797,948
Receivable for Fund shares sold	45,656
Dividends and interest receivable	224,510
Receivable for securities lending income	138

Total assets	65,386,902

Liabilities
Payable for securities purchased	649,873
Payable for Fund shares redeemed	288,817
Due to custodian bank	78,444
Advisory fee payable	1,106
Distribution Plan expenses payable	40
Due to other related parties	383
Accrued expenses and other liabilities	21,766

Total liabilities	1,040,429

Net assets	$64,346,473

Net assets represented by
Paid-in capital	$71,878,956
Overdistributed net investment income	(7,550)
Accumulated net realized losses on investments	(14,555,341)
Net unrealized gains on investments	7,030,408

Total net assets	$64,346,473

Net assets consists of
Class 1	$61,438,129
Class 2	2,908,344

Total net assets	$64,346,473

Shares outstanding (unlimited number of shares authorized)
Class 1	3,965,412
Class 2	187,801

Net asset value per share
Class 1	$15.49
Class 2	$15.49

See Notes to Financial Statements

16

STATEMENT OF OPERATIONS

Year Ended December 31, 2007

Investment income
Interest	$1,009,636
Dividends (net of foreign withholding taxes of $872)	926,869
Income from affiliate	214,408
Securities lending	173

Total investment income	2,151,086

Expenses
Advisory fee	218,959
Distribution Plan expenses	7,286
Administrative services fee	71,755
Transfer agent fees	386
Trustees’ fees and expenses	1,686
Printing and postage expenses	29,142
Custodian and accounting fees	22,866
Professional fees	25,668
Other	1,429

Total expenses	379,177
Less: Expense reductions	(1,774)

Net expenses	377,403

Net investment income	1,773,683

Net realized and unrealized gains or losses on investments
Net realized gains on investments	8,019,489
Net change in unrealized gains or losses on investments	(5,018,667)

Net realized and unrealized gains or losses on investments	3,000,822

Net increase in net assets resulting from operations	$4,774,505

See Notes to Financial Statements

17

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2007		2006

Operations
Net investment income		$1,773,683		$2,028,695
Net realized gains on investments		8,019,489		3,315,036
Net change in unrealized gains or losses
on investments		(5,018,667)		2,225,132

Net increase in net assets resulting
from operations		4,774,505		7,568,863

Distributions to shareholders from
Net investment income
Class 1		(2,784,030)		(1,942,133)
Class 2		(110,784)		(56,313)

Total distributions to shareholders		(2,894,814)		(1,998,446)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class 1	145,035	2,252,584	455,457	6,584,390
Class 2	20,484	316,681	16,837	242,883

		2,569,265		6,827,273

Net asset value of shares issued in
reinvestment of distributions
Class 1	182,425	2,784,030	132,049	1,942,133
Class 2	7,250	110,784	3,842	56,313

		2,894,814		1,998,446

Payment for shares redeemed
Class 1	(1,384,298)	(21,497,629)	(1,513,658)	(21,877,922)
Class 2	(21,741)	(342,166)	(23,831)	(342,025)

		(21,839,795)		(22,219,947)

Net decrease in net assets resulting
from capital share transactions		(16,375,716)		(13,394,228)

Total decrease in net assets		(14,496,025)		(7,823,811)
Net assets
Beginning of period		78,842,498		86,666,309

End of period		$64,346,473		$78,842,498

Undistributed (overdistributed)
net investment income		$(7,550)		$1,218,454

See Notes to Financial Statements

18

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen VA Balanced Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware statutory trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The Fund offers Class 1 and Class 2 shares at net asset value without a front-end sales charge or contingent deferred sales charge; however, Class 2 shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. When-issued and delayed delivery transactions

The Fund records when-issued or delayed delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

19

NOTES TO FINANCIAL STATEMENTS continued

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

d. Dollar roll transactions

The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells mortgage-backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund’s current yield and total return. The Fund accounts for dollar roll transactions as purchases and sales. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform under the terms of the agreement, if the Fund receives inferior securities in comparison to what was sold to the counterparty at redelivery or if there are variances in paydown speed between the mortgage-related pools.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

f. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

g. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to

20

NOTES TO FINANCIAL STATEMENTS continued

certain distributions received from litigation proceeds. During the year ended December 31, 2007, the following amounts were reclassified:

Paid-in capital	$(5,628)
Overdistributed net investment income	(104,873)
Accumulated net realized losses on investments	110,501

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.41% and declining to 0.21% as the aggregate average daily net assets of the Fund and its retail counterpart, Evergreen Balanced Fund, increase. For the year ended December 31, 2007, the advisory fee was equivalent to 0.30% of the Fund’s average daily net assets.

Prior to June 1, 2007, Tattersall Advisory Group, Inc., an indirect, wholly-owned subsidiary of Wachovia, was the investment sub-advisor to the fixed income portion of the Fund and was paid by EIMC for its services to the Fund.

The Fund may invest in Evergreen-managed money market funds, which are also advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund) increase.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

Wachovia Bank NA, through its securities lending division of Wachovia Global Securities Lending, acts as the securities lending agent for the Fund.

21

NOTES TO FINANCIAL STATEMENTS continued

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended December 31, 2007, the Fund paid brokerage commissions of $12,899 to Wachovia Securities, LLC.

4. DISTRIBUTION PLAN

EIS also serves as distributor of the Fund’s shares. The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class 2 shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class 2 shares.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended December 31, 2007:

Cost of Purchases		Proceeds from Sales

U.S.	Non-U.S.	U.S.	Non-U.S.
Government	Government	Government	Government

$ 24,192,787	$ 48,705,732	$ 39,286,332	$ 49,756,702

On December 31, 2007, the aggregate cost of securities for federal income tax purposes was $57,409,438. The gross unrealized appreciation and depreciation on securities based on tax cost was $8,608,042 and $1,698,830, respectively, with a net unrealized appreciation of $6,909,212.

As of December 31, 2007, the Fund had $14,434,145 in capital loss carryovers for federal income tax purposes with $8,133,525 expiring in 2010 and $6,300,620 expiring in 2011.

The Fund’s income and excise tax returns and all financial records supporting those returns are subject to examination by the federal, Massachusetts and Delaware revenue authorities for all taxable years beginning after December 31, 2003.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended December 31, 2007, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Temporary
Unrealized	Capital Loss	Book/Tax
Appreciation	Carryovers	Differences

$ 6,909,212	$ 14,434,145	$ (7,550)

22

NOTES TO FINANCIAL STATEMENTS continued

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid were $2,894,814 and $1,998,446 of ordinary income for the years ended December 31, 2007 and December 31, 2006, respectively.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in an unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee on the unused balance, which is allocated pro rata. The credit facility is for $100 million with an annual commitment fee of 0.08%. During the year ended December 31, 2007, the Fund had no borrowings.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, EIS, ESC (collectively, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and paid approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

23

NOTES TO FINANCIAL STATEMENTS continued

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

12. NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109 (“FIN 48”). FIN 48 supplements FASB 109 by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The Fund’s financial statements have not been impacted by the adoption of FIN 48. However, the conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from FASB, and on-going analysis of tax laws, regulations, and interpretations thereof.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Variable Annuity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen VA Balanced Fund, a series of the Evergreen Variable Annuity Trust, as of December 31, 2007 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen VA Balanced Fund as of December 31, 2007, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 13, 2008

25

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 46.21% of ordinary income dividends paid during the fiscal year ended December 31, 2007 qualified for the dividends received deduction.

26

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees is required to consider whether to continue in place the Fund’s investment advisory agreement. In September 2007, the Trustees, including a majority of the Trustees who are not interested persons (as that term is defined in the 1940 Act) of the Fund or of EIMC, approved the continuation of the Fund’s investment advisory agreement. (References below to the “Fund” are to Evergreen VA Balanced Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds, and the description below refers in many cases to the Trustees’ process and conclusions in connection with their consideration of this matter for all of the funds. (See “Certain Fund-Specific Considerations” below for a discussion regarding certain factors considered by the Trustees relating specifically to the Fund.) In all of its deliberations, the Board of Trustees and the disinterested Trustees were advised by independent counsel to the disinterested Trustees and counsel to the funds.

The review process. The 1940 Act requires that the Board of Trustees request and evaluate, and that EIMC and any sub-advisors furnish, such information as may reasonably be necessary to evaluate the terms of a fund’s advisory agreement. The review process began at the time of the last advisory contract-renewal process in September 2006. In the course of that process, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the following months, the Trustees reviewed information relating to any changes in the performance of those funds and/or any changes in the investment process or the investment teams responsible for the management of the funds. In addition, during the course of the year, the Trustees reviewed information regarding the investment performance of all of the funds and identified additional funds that they believed warranted further attention based on performance since September 2006.

In spring 2007, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review and set a timeline detailing the information required and the dates for its delivery to the Trustees. The independent data provider Keil Fiduciary Strategies LLC (“Keil”) was engaged to provide fund-specific and industry-wide data to the Board containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the disinterested Trustees, the information provided by EIMC in response to the Committee’s requests and the information provided by Keil. The Trustees formed small committees to review individual funds in greater detail. In addition, the Trustees requested information regarding,

27

ADDITIONAL INFORMATION (unaudited) continued

among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone to consider the information provided by EIMC. The Committee met with representatives of EIMC in early September. At a meeting of the full Board of Trustees later in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC, engaged in further review of the materials provided to them, and approved the continuation of each of the advisory and sub-advisory agreements.

The disinterested Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with legal counsel at which no personnel of EIMC were present. In considering the continuation of the agreement, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the Evergreen mutual funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate; although the Trustees considered the continuation of the agreement as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreement for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the disinterested Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, the Board receives a wide variety of information regarding the services performed by EIMC, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2006, and recent changes in compliance personnel at EIMC, including the appointment of a new Chief Compliance Officer for the funds.

28

ADDITIONAL INFORMATION (unaudited) continued

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by the independent industry consultant in reviewing the information presented to them.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIS, an affiliate of EIMC, serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees took into account administrative fees paid by the funds and those other mutual funds. The Board considered that EIS serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions who hold fund shares in omnibus accounts, and that Wachovia Securities, LLC and its affiliates receive such payments from the funds in respect of client accounts they hold in omnibus arrangements, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for the funds.

Nature and quality of the services provided. The Trustees considered that EIMC and its affili-ates generally provide a comprehensive investment management service to the funds. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC were consistent with its duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

29

ADDITIONAL INFORMATION (unaudited) continued

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIS under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive.

Certain Fund-specific considerations. The Trustees noted that, for the one-, three-, and five-year periods ended December 31, 2006, the Fund’s Class 1 shares had outperformed the broad-based securities index against which the Trustees had compared the Fund’s performance, but underper-formed a majority of the funds against which the Trustees compared the Fund’s performance. The Trustees also noted that, for the ten-year period ended December 31, 2006, the Fund’s Class 1 shares had underperformed the Fund’s broad-based securities index and a majority of the funds against which the Trustees compared the Fund’s performance. The Trustees noted that the Fund’s portfolio management team had recently changed and that the new team’s performance record with the Fund was too short to allow for useful comparison to peers. The Trustees noted, however, that the Fund’s relative performance had improved since the appointment of the new portfolio management team.

The Trustees noted that the Fund’s management fee was lower than the management fees paid by all of the funds against which the Trustees compared the Fund’s management fee and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted that economies of scale would likely be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to

30

ADDITIONAL INFORMATION (unaudited) continued

review the appropriate levels of breakpoints in the future, but concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

31

TRUSTEES AND OFFICERS

TRUSTEES1

Charles A. Austin III	Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover
Trustee	Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The
DOB: 10/23/1934	Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and
Term of office since: 1991	Treasurer, State Street Research & Management Company (investment advice)
Other directorships: None

K. Dun Gifford	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee,
Trustee	Treasurer and Chairman of the Finance Committee, Cambridge College
DOB: 10/23/1938
Term of office since: 1974
Other directorships: None

Dr. Leroy Keith, Jr.	Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix
Trustee	Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington
DOB: 2/14/1939	Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former
Term of office since: 1983	Director, Lincoln Educational Services
Other directorships: Trustee,
Phoenix Fund Complex (consisting
of 60 portfolios as of 12/31/2006)

Carol A. Kosel[1]	Former Consultant to the Evergreen Boards of Trustees; Former Senior Vice President,
Trustee	Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur
DOB: 12/25/1963	Securities Fund
Term of office since: 2008
Other directorships: None

Gerald M. McDonnell	Former Manager of Commercial Operations, CMC Steel (steel producer)
Trustee
DOB: 7/14/1939
Term of office since: 1988
Other directorships: None

Patricia B. Norris	President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President
Trustee	and Director of Phillips Pond Homes Association (home community); Former Partner,
DOB: 4/9/1948	PricewaterhouseCoopers, LLP (independent registered public accounting firm)
Term of office since: 2006
Other directorships: None

William Walt Pettit	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.
Trustee	(packaging company); Member, Superior Land, LLC (real estate holding company), Member,
DOB: 8/26/1955	K&P Development, LLC (real estate development); Former Director, National Kidney Foundation
Term of office since: 1988	of North Carolina, Inc. (non-profit organization)
Other directorships: None

David M. Richardson	President, Richardson, Runden LLC (executive recruitment business development/consulting
Trustee	company); Consultant, Kennedy Information, Inc. (executive recruitment information and
DOB: 9/19/1941	research company); Consultant, AESC (The Association of Executive Search Consultants);
Term of office since: 1982	Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP
Other directorships: None	(communications)

Dr. Russell A. Salton III	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource
Trustee	Associates, Inc.
DOB: 6/2/1947
Term of office since: 1984
Other directorships: None

32

TRUSTEES AND OFFICERS continued

Michael S. Scofield	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded
Trustee	Media Corporation (multi-media branding company)
DOB: 2/20/1943
Term of office since: 1984
Other directorships: None

Richard J. Shima	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former
Trustee	Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee,
DOB: 8/11/1939	Saint Joseph College (CT)
Term of office since: 1993
Other directorships: None

Richard K. Wagoner, CFA[2]	Member and Former President, North Carolina Securities Traders Association; Member, Financial
Trustee	Analysts Society
DOB: 12/12/1937
Term of office since: 1999
Other directorships: None

OFFICERS

Dennis H. Ferro[3]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Jeremy DePalma[4]	Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC;
Treasurer	Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President,
DOB: 2/5/1974	Evergreen Investment Services, Inc.
Term of office since: 2005

Michael H. Koonce[4]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment
DOB: 4/20/1960	Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and
Term of office since: 2000	Assistant General Counsel, Wachovia Corporation

Robert Guerin[4]	Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of
Chief Compliance Officer	Evergreen Investments Co, Inc; Former Managing Director and Senior Compliance Officer,
DOB: 9/20/1965	Babson Capital Management LLC; Former Principal and Director, Compliance and Risk
Term of office since: 2007	Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice
Compliance, Deutsche Asset Management.

1 Each Trustee, except Mses. Kosel and Norris, serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. As new Trustees, Ms. Kosel’s and Ms. Norris’ initial terms end December 31, 2010 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee, except Ms. Kosel, oversaw 93 Evergreen funds as of December 31, 2007. Ms. Kosel became a Trustee on January 1, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2 Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

33

560855 rv5 2/2008

Evergreen VA Core Bond Fund

Evergreen

VA CORE BOND FUND

Annual Report
as of December 31, 2007

Evergreen Investments℠
MUTUAL FUNDS

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	ABOUT YOUR FUND’S EXPENSES
7	FINANCIAL HIGHLIGHTS
9	SCHEDULE OF INVESTMENTS
17	STATEMENT OF ASSETS AND LIABILITIES
18	STATEMENT OF OPERATIONS
19	STATEMENTS OF CHANGES IN NET ASSETS
20	NOTES TO FINANCIAL STATEMENTS
28	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
29	ADDITIONAL INFORMATION
36	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2008, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

LETTER TO SHAREHOLDERS

February 2008

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen VA Core Bond Fund for the twelve-month period ended December 31, 2007.

Investors in domestic equity and fixed income markets faced challenging, and increasingly stormy, conditions during 2007. Riding the momentum of an expanding economy and growing corporate profits, stocks maintained their robust rally during the first half of the year. The second half of the year, however, presented a much different environment, as fears grew about the overall economic effects of weakness in the housing industry and a widening credit crisis that began with the meltdown of the subprime mortgage market. Stock performance was volatile throughout the year’s second half. As worries grew about a slowing of the nation’s economic expansion and a deceleration of corporate profit growth, large capitalization stocks tended to be preferred over smaller cap stocks, while growth stocks maintained a performance edge over value stocks. By the end of the year, most major market indexes reported modest but positive results for the twelve-month period, although some value benchmarks were negative. Equity markets outside the U.S. continued to outperform domestic markets even as foreign markets also became more volatile, despite evidence of persistently solid growth in the global economy. In the domestic fixed income market, the problems in the subprime mortgage market led to a general flight to quality in the final months of 2007. Treasury prices rose and their yields declined as investors sought out the highest-quality investments and tried to avoid credit risk. The yield spreads

1

LETTER TO SHAREHOLDERS continued

between Treasuries and lower-rated securities widened as corporate bonds and many asset-backed securities fell out of favor.

The U.S. economy appeared to maintain its growth path early in 2007, with robust export activity and healthy business investment spending offsetting declines in residential home values. Despite the credit crisis and the housing slump, Gross Domestic Product grew by approximately 4.0% from April through September. The economy, however, slowed noticeably in the closing months of the year. The combination of mortgage-related weakness, higher energy prices and tighter lending standards limited both consumer spending and business investment. Operating earnings of companies in the S&P 500 declined for the third quarter of the year, principally because of massive write-downs by major corporations, most notably in the Financials sector. Faced with growing evidence of the economy’s slowing, the Federal Reserve Board began adding liquidity to the nation’s financial system, cutting the target fed funds rate from 5.25% to 4.25% in the final months of the year. At the start of 2008, officials in Washington also began considering fiscal actions, either through tax cuts or new spending, to re-invigorate the economy.

Against this backdrop, portfolio managers of Evergreen’s Variable Annuity Funds maintained strategies consistent with each fund’s goal and the asset class in which the fund invests. Managers of equity-oriented portfolios tended to focus on growth, while the professionals

2

LETTER TO SHAREHOLDERS continued

supervising fixed income portfolios sought total return and current income.

We believe the experiences in the investment markets during the past twelve months have underscored the value of a well diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, regarding the firm’s recent settlement with the Securities and Exchange Commission (SEC) and prior settlement with the Financial Industry Regulatory Authority (FINRA).

3

FUND AT A GLANCE

as of December 31, 2007

MANAGEMENT TEAM

Investment Advisor:

• Evergreen Investment Management Company, LLC

Sub-Advisor:

• Tattersall Advisory Group, Inc.

Portfolio Managers:

• Robert Calhoun, CFA
 • Parham M. Behrooz, CFA
• Mehmet Camurdan, CFA
• Eric R. Harper, CFA
• Todd C. Kuimjian, CFA

PERFORMANCE AND RETURNS

Portfolio inception date: 7/31/2002

	Class 1	Class 2
Class inception date	7/31/2002	7/31/2002

Average annual return

1-year	5.08%	4.89%

5-year	3.92%	3.68%

Since portfolio inception	4.46%	4.21%

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, please call 1.800.321.9332. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions, but does not reflect contract, policy, or separate account charges assessed by participating insurance companies.

The fund incurs a 12b-1 fee of 0.25% for Class 2. Class 1 does not pay a 12b-1 fee.

Returns reflect expense limits previously in effect, without which returns would have been lower.

Comparison of a $10,000 investment in the Evergreen VA Core Bond Fund Class 1 shares versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI) and the Consumer Price Index (CPI).

The LBABI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

4

PORTFOLIO MANAGER COMMENTARY

The fund’s Class 1 shares returned 5.08% for the twelvemonth period ended December 31, 2007. During the same period, the LBABI returned 6.97% .

The fund’s objective is to seek to maximize total return through a combination of current income and capital growth.

The fiscal year saw a significant change in the market environment. The first six months generally continued the trends of the previous year, with low volatility and interest rates remaining within a trading range. During the month of March, concerns about subprime mortgages did lead to modest widening of spreads which reflect the yield differences between Treasuries and low-rated bonds, but no major events affected the market. That situation then changed markedly over the summer. By August and September, concerns about subprime mortgages had captured investors’ focus. Investors, both in the U.S. and abroad, moved toward the highest-quality instruments, with lower-rated securities underperforming significantly over the final six months of the year.

The fund performed in line with the LBABI during the first three quarters of 2007, but the overweightings of high-quality commercial mortgage-backed securities and of asset-backed securities in the final quarter hurt relative performance for the year. Throughout the twelve-month period, we kept the fund’s duration, or sensitivity to changes in interest rates, neutral to the LBABI and this positioning did not affect performance relative to the index. In the first quarter, our focus on higher-quality and more seasoned mortgage structures helped performance, as did our exposure to the hybrid adjustable rate mortgage sector. During the second quarter, market interest rates moved higher as economic growth appeared to be accelerating, causing some heightened concerns about rising inflationary pressures. Among shorter-maturity securities (2 to 5 years), the yield curve became inverted, with longer-maturity securities yielding less than shorter-maturity securities. We positioned the portfolio to benefit from an expected steepening of the yield curve. As the yield curve steepened and market interest rates moved higher, this positioning helped performance. Corporate bonds, meanwhile, performed very well in April and May, but then underperformed in June amid rising concerns about losses from subprime mortgages. Our underweighted position in pass-through mortgages during the second quarter helped performance, as that sector underperformed for the period. Meanwhile, our de-emphasis of corporates slightly detracted from performance over the full second quarter, although it benefited the fund in June.

Fixed income markets began to experience considerable volatility in the third quarter of the year. The trouble began with concerns over losses on subprime collateral. The worries then spread to wider concerns about credit quality in general. This precipitated a global flight-to-quality and a significant decline in Treasury bond yields as investors sought safety in highly liquid government securities. The growing concerns about credit markets prompted the Federal Reserve to lower the target fed funds rate from 5.25% to 4.75% in the third quarter and also to lower the discount rate to encourage lending. We began the third quarter with an underweight position in the corporate sector, which helped support performance as yield spreads widened and corporates underperformed. We then took advantage of the wider yield spreads to increase exposure in corporates selectively. We were overweighted in corporates by the end of the third quarter. The securitized sector was particularly hard-hit during the quarter’s volatility and even higher-quality securities were affected. Despite our preference for higher-quality asset-backed securities, our overweighted position in the sector detracted from results in this quarter.

The financial markets remained mired in a liquidity crunch through most of the fourth quarter, with almost daily reports of subprime delinquencies, write-downs of assets at financial institutions, and downgrades of subprime-related securities. Meanwhile, concerns grew that the housing slump could weaken consumer spending and lead to an economic slowdown. The Federal Reserve Board cut the fed funds rate twice more during the quarter, with the rate ending the year at 4.25% . Helping our performance was our overweighting of hybrid adjustable rate securities and security selection within the corporate sector. During a period in which any exposure outside Treasuries had negative consequences, however, the fund underperformed. The bulk of the underperformance came from our overweighted exposure to AAA-rated commercial mortgage-backed securities. We had emphasized these securities because of the superior credit performance, relative to residential mortgages, and because of their wide yield spreads. The sector, however, continued to lag the overall index. In addition, our modest overweighting of the asset-backed sector also held back results. We believe the underperformance of higher-quality commercial mortgages and asset-backed securities was not due to a fundamental deterioration in their credit quality. Instead, these securities lagged as market sentiment changed and investors demonstrated willingness to pay a greater price premium for the most liquid assets in a general flight to quality.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Asset-backed and mortgage-backed securities are generally subject to higher prepayment risks than other types of debt securities, which can limit the potential for gain in a declining interest rate environment and increase the potential for loss in a rising interest rate environment. Mortgage-backed securities may also be structured so that they are particularly sensitive to interest rates.

Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation and the risk of non-correlation to the relevant instruments they are designed to hedge or to closely track.

The return of principal is not guaranteed due to fluctuation in the fund’s NAV caused by changes in the price of individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks as individual bonds. Generally, the value of bond funds rises when prevailing interest rates fall, and falls when interest rates rise.

U.S. government guarantees apply only to certain securities held in the fund’s portfolio and not to the fund’s shares.

All data is as of December 31, 2007, and subject to change.

5

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, exchange fees or separate account charges assessed by participating insurance companies. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	7/1/2007	12/31/2007	Period*

Actual
Class 1	$ 1,000.00	$ 1,041.29	$ 2.93
Class 2	$ 1,000.00	$ 1,040.64	$ 4.22
Hypothetical
(5% return
before expenses)
Class 1	$ 1,000.00	$ 1,022.33	$ 2.91
Class 2	$ 1,000.00	$ 1,021.07	$ 4.18

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (0.57% for Class 1 and 0.82% for Class 2), multiplied by the average account value over the period, multiplied by 184 / 365 days.

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Year Ended December 31,

CLASS 1	2007	2006	2005	2004	2003

Net asset value, beginning of period	$9.99	$10.05	$10.17	$10.15	$10.23

Income from investment operations
Net investment income (loss)	0.49	0.46[1]	0.40[1]	0.37	0.36
Net realized and unrealized gains or losses on investments	0.01	(0.04)	(0.16)	0.05	0.03

Total from investment operations	0.50	0.42	0.24	0.42	0.39

Distributions to shareholders from
Net investment income	(0.52)	(0.48)	(0.36)	(0.35)	(0.44)
Net realized gains	0	0	0[2]	(0.05)	(0.02)
Tax basis return of capital	0	0	0	0	(0.01)

Total distributions to shareholders	(0.52)	(0.48)	(0.36)	(0.40)	(0.47)

Net asset value, end of period	$9.97	$ 9.99	$10.05	$10.17	$10.15

Total return[3]	5.08%	4.21%	2.40%	4.08%	3.86%

Ratios and supplemental data
Net assets, end of period (thousands)	$ 104	$ 104	$ 129	$1,017	$1,015
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.57%	0.53%	0.56%	0.57%	0.62%
Expenses excluding waivers/reimbursements and expense reductions	0.57%	0.53%	0.56%	0.57%	0.62%
Net investment income (loss)	4.86%	4.56%	3.90%	3.59%	3.45%
Portfolio turnover rate	228%	152%	197%	193%	153%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

2 Amount represents less than $0.005 per share.

3 Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

7

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Year Ended December 31,

CLASS 2	2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 10.00	$ 10.05	$ 10.17	$ 10.16	$ 10.23

Income from investment operations
Net investment income (loss)	0.48	0.44[1]	0.38[1]	0.35[1]	0.34
Net realized and unrealized gains or losses on investments	0	(0.04)	(0.16)	0.03	0.03

Total from investment operations	0.48	0.40	0.22	0.38	0.37

Distributions to shareholders from
Net investment income	(0.48)	(0.45)	(0.34)	(0.32)	(0.41)
Net realized gains	0	0	0[2]	(0.05)	(0.02)
Tax basis return of capital	0	0	0	0	(0.01)

Total distributions to shareholders	(0.48)	(0.45)	(0.34)	(0.37)	(0.44)

Net asset value, end of period	$ 10.00	$ 10.00	$ 10.05	$ 10.17	$ 10.16

Total return[3]	4.89%	3.96%	2.17%	3.76%	3.61%

Ratios and supplemental data
Net assets, end of period (thousands)	$49,576	$50,869	$46,680	$29,949	$21,835
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.82%	0.78%	0.82%	0.81%	0.87%
Expenses excluding waivers/reimbursements and expense reductions	0.82%	0.78%	0.82%	0.81%	0.87%
Net investment income (loss)	4.61%	4.33%	3.74%	3.35%	3.17%
Portfolio turnover rate	228%	152%	197%	193%	153%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

2 Amount represents less than $0.005 per share.

3 Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

8

SCHEDULE OF INVESTMENTS

December 31, 2007

	Principal
	Amount	Value

AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 9.8%
FIXED-RATE 6.4%
FNMA:
4.43%, 08/01/2009 ##	$300,000	$299,229
4.59%, 06/01/2011	351,815	353,912
4.96%, 11/01/2008	384,165	383,977
6.01%, 02/01/2012	317,569	332,697
6.16%, 12/01/2008	127,926	128,336
6.20%, 01/01/2011 - 05/01/2011	693,832	725,758
6.32%, 01/01/2011	926,973	968,374

		3,192,283

FLOATING-RATE 3.4%
FNMA:
5.92%, 02/01/2012 ##	311,991	326,228
6.01%, 01/01/2009	345,361	347,352
6.11%, 02/01/2012	543,604	572,338
7.18%, 12/01/2010	427,890	451,775

		1,697,693

Total Agency Commercial Mortgage-Backed Securities (cost $4,950,105)		4,889,976

AGENCY MORTGAGE-BACKED COLLATERALIZED MORTGAGE OBLIGATIONS 11.2%
FIXED-RATE 11.2%
FHLMC:
Ser. 2621, Class QG, 5.00%, 08/15/2031	570,000	564,198
Ser. 2695, Class BG, 4.50%, 04/15/2032	540,000	525,032
Ser. 2780, Class TH, 5.00%, 09/15/2029	230,000	230,368
Ser. 3003, Class LD, 5.00%, 12/15/2034	545,000	530,875
Ser. 3028, Class MD, 5.00%, 03/15/2032	515,000	512,618
Ser. 3036, Class NC, 5.00%, 03/15/2031	420,000	418,700
Ser. 3059, Class CD, 5.00%, 04/15/2031	595,000	593,476
Ser. 3079, Class MD, 5.00%, 03/15/2034	605,000	589,016
Ser. 3082, Class PJ, 5.00%, 09/15/2034	450,000	436,429
FNMA:
Ser. 2002-05, Class PJ, 6.00%, 10/25/2021	342,370	352,722
Ser. 2003-092, Class KH, 5.00%, 03/25/2032	510,000	504,229
Ser. 2004-33, Class MW, 4.50%, 01/25/2030	325,000	318,776

Total Agency Mortgage-Backed Collateralized Mortgage Obligations
(cost $5,450,385)		5,576,439

AGENCY MORTGAGE-BACKED PASS THROUGH SECURITIES 10.8%
FIXED-RATE 9.4%
FHLMC:
4.50%, 05/01/2034	230,394	217,951
6.00%, 05/01/2037 - 10/01/2037	664,934	674,968
6.50%, 09/01/2019	157,090	162,899
FHLMC 30 year:
5.00%, TBA #	2,125,000	2,073,535
5.50%, TBA #	225,000	224,543

See Notes to Financial Statements

9

SCHEDULE OF INVESTMENTS continued

December 31, 2007

	Principal
	Amount	Value

AGENCY MORTGAGE-BACKED PASS THROUGH SECURITIES continued
FIXED-RATE continued
FNMA:
4.50%, 04/01/2019	$214,452	$210,988
5.00%, 10/01/2020 - 03/01/2036	514,282	515,331
5.93%, 11/01/2036	521,173	528,775
7.00%, 06/01/2032	21,826	22,985
GNMA, 5.625%, 09/20/2029 - 07/20/2030	42,015	42,249

		4,674,224

FLOATING-RATE 1.4%
FNMA:
5.44%, 01/01/2036	376,385	384,372
5.48%, 03/01/2036	291,823	292,171

		676,543

Total Agency Mortgage-Backed Pass Through Securities
(cost $5,315,297)		5,350,767

ASSET-BACKED SECURITIES 4.4%
American Home Mtge. Backed Investment Trust, Ser. 2005-2, Class 5A4C, 5.41%,
09/25/2035	260,000	241,701
Deutsche Alt-A Securities, Inc., Mtge. Loan Trust:
Ser. 2005-03, Class 4A5, 5.25%, 06/25/2035	290,000	286,996
Ser. 2005-04, Class A3, 5.25%, 09/25/2035	240,000	230,555
Deutsche Securities, Inc., NIM, Ser. 2007-0A1, Class N1, 6.50%,
02/25/2047 144A	112,404	111,689
JPMorgan Alternative Loan Trust, Ser. 2006-S2, Class A2, 5.81%, 05/25/2036	275,000	272,635
Lehman XS Trust:
Ser. 2005-06, Class 3A2B, 5.42%, 11/25/2035	415,000	402,928
Ser. 2005-06, Class 3A3A, 5.76%, 11/25/2035	145,000	137,168
Morgan Stanley Mtge. Loan Trust, Ser. 2006-12XS, Class A3, 5.80%, 10/25/2036	260,000	251,506
Nomura Asset Acceptance Corp., Ser. 2006-AP1, Class A2, 5.52%, 02/25/2036	235,000	228,069

Total Asset-Backed Securities (cost $2,212,919)		2,163,247

COMMERCIAL MORTGAGE-BACKED SECURITIES 18.4%
FIXED-RATE 12.2%
Banc of America Comml. Mtge. Securities, Inc., Ser. 2006-4, Class AM, 5.68%,
07/10/2046	490,000	490,781
Commercial Mtge. Pass-Through Cert.:
Ser. 2004-LB2A, Class A1, 2.96%, 03/10/2039	84,085	83,198
Ser. 2004-LB4, Class A2, 4.05%, 10/15/2037	500,137	495,352
Ser. 2006-C8, Class A4, 5.31%, 12/10/2046	925,000	923,990
Ser. 2007-C9, Class B, 5.82%, 12/10/2049	235,000	218,241
GE Capital Comml. Mtge. Corp.:
Ser. 2007-C1, Class A4, 5.54%, 12/10/2049	510,000	516,757
Ser. 2007-C1, Class C, 5.70%, 12/10/2049	350,000	318,561
Greenwich Capital Comml. Funding Corp., Ser. 2003-C1, Class A1, 2.31%,
07/05/2035	21,336	21,222

See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS continued

December 31, 2007

	Principal
	Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES continued
FIXED-RATE continued
JPMorgan Chase & Co. Comml. Mtge. Securities Corp.:
Ser. 2006-LDP9, Class A3, 5.34%, 05/15/2047	$975,000	$973,213
Ser. 2007-CB18, Class A4, 5.44%, 06/12/2047	350,000	352,057
LB-UBS Comml. Mtge. Trust:
Ser. 2003-C8, Class A1, 3.64%, 11/15/2027	309,399	306,782
Ser. 2004-C1, Class A4, 4.57%, 01/15/2031	360,000	353,321
Merrill Lynch/Countrywide Comml. Mtge. Trust, Ser. 2006-4, Class A3, 5.17%,
12/12/2049	535,000	529,278
Morgan Stanley Capital I, Inc.:
Ser. 1998-XL1, Class A3, 6.48%, 06/03/2030	128,856	128,803
Ser. 2004-IQ8, Class A5, 5.11%, 06/15/2040	350,000	352,083

		6,063,639

FLOATING-RATE 6.2%
Banc of America Comml. Mtge., Inc., Ser. 2004-3, Class A5, 5.32%, 06/10/2039	415,000	427,483
Credit Suisse Mtge. Capital Cert., Ser. 2006-C1, Class AM, 5.55%, 02/15/2039	490,000	489,733
Greenwich Capital Comml. Funding Corp., Ser. 2007-GG11, Class B, 6.10%,
12/10/2049	195,000	184,997
GS Mtge. Securities Corp.:
Ser. 2007-GG10, Class A2, 5.78%, 08/10/2045	320,000	326,489
Ser. 2007-GG10, Class A4, 5.80%, 08/10/2045	460,000	476,684
JPMorgan Chase & Co. Comml. Mtge. Securities Corp., Ser. 2007-CB19, Class A4,
5.75%, 02/12/2049	370,000	363,259
Morgan Stanley Capital I, Inc.:
Ser. 2006-HQ8, Class A4, 5.39%, 03/12/2044	420,000	424,817
Ser. 2007-IQ15, Class A4, 5.88%, 06/11/2049	380,000	396,583

		3,090,045

Total Commercial Mortgage-Backed Securities (cost $9,021,096)		9,153,684

CORPORATE BONDS 21.7%
CONSUMER DISCRETIONARY 3.4%
Hotels, Restaurants & Leisure 0.2%
McDonald’s Corp., 6.30%, 10/15/2037	90,000	93,653

Media 1.2%
News America, Inc., 6.65%, 11/15/2037 144A	275,000	284,590
Time Warner, Inc., 7.625%, 04/15/2031	275,000	305,191

		589,781

Multi-line Retail 1.2%
Kohl’s Corp., 6.875%, 12/15/2037	125,000	121,692
Macy’s, Inc.:
6.375%, 03/15/2037	250,000	218,553
7.45%, 09/15/2011	150,000	157,742
Target Corp., 6.50%, 10/15/2037	100,000	100,841

		598,828

See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

December 31, 2007

	Principal
	Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Specialty Retail 0.8%
Home Depot, Inc., 5.875%, 12/16/2036	$250,000	$211,640
Lowe’s Cos., 6.65%, 09/15/2037	200,000	203,500

		415,140

CONSUMER STAPLES 0.9%
Food & Staples Retailing 0.3%
Wal-Mart Stores, Inc., 6.50%, 08/15/2037	150,000	158,485

Food Products 0.6%
General Mills, Inc., 6.00%, 02/15/2012	275,000	282,269

ENERGY 0.5%
Oil, Gas & Consumable Fuels 0.5%
Kinder Morgan Energy Partners, LP, 7.40%, 03/15/2031	225,000	242,960

FINANCIALS 13.1%
Capital Markets 4.5%
Goldman Sachs Group, Inc.:
5.30%, 02/14/2012	250,000	253,079
6.75%, 10/01/2037	375,000	368,578
Legg Mason, Inc., 6.75%, 07/02/2008	150,000	151,102
Lehman Brothers Holdings, Inc.:
6.00%, 07/19/2012	250,000	254,809
7.00%, 09/27/2027	100,000	101,767
Merrill Lynch & Co., Inc., 6.05%, 08/15/2012	300,000	306,064
Morgan Stanley:
5.625%, 01/09/2012	275,000	279,992
5.95%, 12/28/2017	300,000	300,345
Northern Trust Corp., 7.10%, 08/01/2009	200,000	208,026

		2,223,762

Commercial Banks 1.2%
National City Corp., 4.50%, 03/15/2010	300,000	301,673
SunTrust Banks, Inc., 5.25%, 11/05/2012	300,000	302,601

		604,274

Consumer Finance 3.2%
American Water Capital Corp.:
6.09%, 10/15/2017 144A	125,000	124,806
6.59%, 10/15/2037 144A -	200,000	196,348
General Electric Capital Corp., 6.125%, 02/22/2011 (p)	400,000	418,431
HSBC Finance Corp.:
4.625%, 09/15/2010	150,000	149,294
5.70%, 06/01/2011	300,000	301,901
Sprint Capital Corp., 6.875%, 11/15/2028	435,000	413,647

		1,604,427

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

December 31, 2007

	Principal
	Amount	Value

CORPORATE BONDS continued
FINANCIALS continued
Diversified Financial Services 1.4%
Bank of America Corp., 5.30%, 03/15/2017	$250,000	$243,530
Citigroup, Inc.:
5.50%, 08/27/2012 (p)	300,000	306,265
6.125%, 11/21/2017	160,000	164,654

		714,449

Insurance 1.4%
American International Group, Inc.:
4.70%, 10/01/2010	275,000	275,891
5.625%, 08/17/2011	400,000	404,033

		679,924

Real Estate Investment Trusts 0.9%
BRE Properties, Inc., 5.50%, 03/15/2017	250,000	243,832
ERP Operating, LP, 5.75%, 06/15/2017	200,000	190,791

		434,623

Thrifts & Mortgage Finance 0.5%
Washington Mutual, Inc., 5.00%, 03/22/2012	250,000	219,455

HEALTH CARE 2.0%
Biotechnology 0.6%
Amgen, Inc., 6.375%, 06/01/2037 144A	275,000	279,766

Health Care Equipment & Supplies 0.2%
Covidien, Ltd., 6.55%, 10/15/2037 144A	100,000	104,200

Health Care Providers & Services 0.5%
UnitedHealth Group, Inc., 5.375%, 03/15/2016	250,000	245,436

Pharmaceuticals 0.7%
Abbott Laboratories, 5.875%, 05/15/2016	200,000	209,255
AstraZeneca plc, 6.45%, 09/15/2037	150,000	164,922

		374,177

INDUSTRIALS 0.6%
Road & Rail 0.6%
Burlington Northern Santa Fe Corp., 6.75%, 07/15/2011	275,000	290,718

TELECOMMUNICATION SERVICES 1.0%
Diversified Telecommunication Services 0.3%
New Jersey Bell Telephone Co., 7.85%, 11/15/2029	125,000	143,141

Wireless Telecommunication Services 0.7%
AT&T Wireless, 8.125%, 05/01/2012	300,000	333,882

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

December 31, 2007

	Principal
	Amount	Value

CORPORATE BONDS continued
UTILITIES 0.2%
Electric Utilities 0.2%
Carolina Power & Light Co., 6.50%, 07/15/2012	$50,000	$53,268
Pacific Gas & Electric Co., 5.625%, 11/30/2017	75,000	75,369

		128,637

Total Corporate Bonds (cost $10,736,802)		10,761,987

U.S. TREASURY OBLIGATIONS 0.5%
U.S. Treasury Bonds, 6.00%, 02/15/2026 (p)	15,000	17,756
U.S. Treasury Notes, 4.25%, 11/15/2017 (p)	240,000	244,257

Total U.S. Treasury Obligations (cost $262,656)		262,013

WHOLE LOAN MORTGAGE-BACKED COLLATERALIZED MORTGAGE
OBLIGATIONS 3.1%
FIXED-RATE 2.4%
Harborview NIM Corp., Ser. 2006-12, Class N1, 6.41%, 12/19/2036 144A	78,403	78,268
Sharps SP I, LLC NIM Trust, Ser. 2006-OA1N, Class N1, 7.00%, 02/25/2047
144A	48,043	48,769
Washington Mutual, Inc.:
Ser. 2003-AR11, Class A6, 3.99%, 10/25/2033	525,000	520,434
Ser. 2005-AR10, Class 1A2, 4.84%, 09/25/2035	525,000	519,507

		1,166,978

FLOATING-RATE 0.7%
Banc of America Mtge. Securities, Inc., Ser. 2005-E, Class 2A6, 4.71%,
02/25/2035	355,000	352,241

Total Whole Loan Mortgage-Backed Collateralized Mortgage Obligations
(cost $1,511,359)		1,519,219

WHOLE LOAN MORTGAGE-BACKED PASS THROUGH SECURITIES 16.4%
FIXED-RATE 4.0%
Banc of America Funding Corp., Ser. 2007-8, Class 2A1, 7.00%, 10/25/2037	441,409	446,283
Citigroup Mtge. Loan Trust, Inc., Ser. 2005-8, Class 1A2A, 5.08%, 10/25/2035	462,134	462,368
Countrywide Alternative Loan Trust, Inc.:
Ser. 2005-50CB, Class 1A1, 5.50%, 11/25/2035	160,283	155,477
Ser. 2007-24, Class A11, 7.00%, 10/25/2037	166,263	165,121
GSAA Home Equity Trust, Ser. 2007-10, Class A1A, 6.00%, 11/25/2037	229,266	225,863
PHH Alternative Mtge. Trust, Ser. 2007-01, Class 21A, 6.00%, 02/25/2037	211,202	207,540
Residential Accredited Loans, Inc., Ser. 2007-QS10, Class A1, 6.50%,
09/25/2037	342,693	343,814

		2,006,466

FLOATING-RATE 12.4%
Banc of America Mtge. Securities, Inc., Ser. 2006-F, Class 1A1, 5.17%, 07/20/2036	467,973	469,042
Countrywide Home Loans, Ser. 2005-HYB6, Class 4A1B, 5.37%, 10/20/2035	339,395	335,513
IndyMac INDX Mtge. Loan Trust, Ser. 2006-AR11, Class 3A1, 5.83%,
06/25/2036	393,640	390,790
MASTR Reperforming Loan Trust, Ser. 2006-2, Class 1A1, 5.89%, 05/25/2046
144A	222,483	225,026

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

December 31, 2007

	Principal
	Amount	Value

WHOLE LOAN MORTGAGE-BACKED PASS THROUGH SECURITIES continued
FLOATING-RATE continued
Residential Funding Mtge. Securities, Ser. 2006-SA2, Class 2A1, 5.86%,
08/25/2036	$407,828	$421,245
Structured Adjustable Rate Mtge. Loan Trust, Ser. 2007-3, Class 3A1, 5.73%,
04/25/2037	437,327	437,152
Washington Mutual, Inc. Mtge. Pass-Through Cert.:
Ser. 2006-AR12, Class 2A3, 5.75%, 10/25/2036	325,389	325,473
Ser. 2007-HY5:
Class 1A1, 5.68%, 06/25/2037	449,766	450,491
Class 2A2, 5.34%, 06/25/2037	574,486	569,816
Ser. 2007-HY6, Class 2A1, 5.70%, 06/25/2037	960,309	948,266
Ser. 2007-HY7, Class 3A2, 5.91%, 07/25/2037	521,820	523,443
Ser. 2007-OA5, Class 1A1B, 5.54%, 06/25/2047	429,892	406,260
Wells Fargo Mtge. Backed Securities Trust, Ser. 2006-AR10, Class 5A1, 5.60%,
07/25/2036	631,918	637,029

		6,139,546

Total Whole Loan Mortgage-Backed Pass Through Securities (cost $8,076,078)		8,146,012

YANKEE OBLIGATIONS - CORPORATE 1.1%
ENERGY 0.1%
Oil, Gas & Consumable Fuels 0.1%
Encana Corp., 6.50%, 02/01/2038	75,000	77,763

MATERIALS 0.5%
Metals & Mining 0.5%
Alcan, Inc., 6.125%, 12/15/2033	245,000	238,478

TELECOMMUNICATION SERVICES 0.5%
Wireless Telecommunication Services 0.5%
Vodafone Group plc, 5.625%, 02/27/2017	250,000	249,379

Total Yankee Obligations - Corporate (cost $564,539)		565,620

	Shares	Value

PREFERRED STOCKS 0.6%
FINANCIALS 0.6%
Thrifts & Mortgage Finance 0.6%
Fannie Mae, Ser. S, 8.25%	4,700	121,025
Freddie Mac, Ser. Z, 8.375%	6,300	164,745

Total Preferred Stocks (cost $275,000)		285,770

MUTUAL FUND SHARES 2.4%
First Trust/FIDAC Mtge. Income Fund (p)	6,400	109,760
MFS Charter Income Trust (p)	13,400	110,014
MFS Government Markets Income Trust	3,360	22,680
MFS Intermediate Income Trust	35,000	212,800
MFS Multimarket Income Trust	18,400	106,168

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

December 31, 2007

	Shares	Value

MUTUAL FUND SHARES continued
Putnam Master Intermediate Income Trust	14,212	$89,820
Putnam Premier Income Trust	26,139	162,062
Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund	13,400	157,182
Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2	18,700	219,913

Total Mutual Fund Shares (cost $1,165,472)		1,190,399

SHORT-TERM INVESTMENTS 5.4%
MUTUAL FUND SHARES 5.4%
Evergreen Institutional Money Market Fund, Class I, 4.89% q ø ## (pp)
(cost $2,698,945)	2,698,945	2,698,945

Total Investments (cost $52,240,653) 105.8%		52,564,078
Other Assets and Liabilities (5.8%)		(2,884,856)

Net Assets 100.0%		$49,679,222

##	All or a portion of this security has been segregated for when-issued or delayed delivery securities.
#	When-issued or delayed delivery security
144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended.
This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.
(p)	All or a portion of this security is on loan.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
(pp)	All or a portion of this security represents investment of cash collateral received from securities on loan.

Summary of Abbreviations
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
MASTR	Mortgage Asset Securitization Transactions,
NIM	Net Interest Margin
TBA	To Be Announced

The following table shows the percent of total investments (excluding equity positions, segregated cash and cash equivalents and collateral from securities on loan) by credit quality based on Moody’s and Standard and Poor’s ratings as of December 31, 2007 (unaudited):

AAA	75.5%
AA	7.4%
A	11.2%
BBB	5.9%

100.0%

The following table shows the percent of total investments (excluding equity positions, segregated cash and cash equivalents and collateral from securities on loan) based on effective maturity as of December 31, 2007 (unaudited):

Less than 1 year	3.6%
1 to 3 year(s)	11.2%
3 to 5 years	25.5%
5 to 10 years	46.7%
10 to 20 years	4.8%
20 to 30 years	8.0%
Greater than 30 years	0.2%

100.0%

See Notes to Financial Statements

16

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

Assets
Investments in securities, at value (cost $49,541,708) including $1,010,091
of securities loaned	$49,865,133
Investments in affiliated money market fund, at value (cost $2,698,945)	2,698,945

Total investments	52,564,078
Receivable for securities sold	3,315
Dividends and interest receivable	360,927
Receivable for securities lending income	190
Unrealized gains on total return swap transactions	178,372

Total assets	53,106,882

Liabilities
Payable for securities purchased	2,300,304
Payable for Fund shares redeemed	108,231
Payable for securities on loan	1,007,899
Advisory fee payable	870
Distribution Plan expenses payable	678
Due to other related parties	286
Accrued expenses and other liabilities	9,392

Total liabilities	3,427,660

Net assets	$49,679,222

Net assets represented by
Paid-in capital	$50,238,600
Overdistributed net investment income	(65,037)
Accumulated net realized losses on investments	(996,138)
Net unrealized gains on investments	501,797

Total net assets	$49,679,222

Net assets consists of
Class 1	$103,525
Class 2	49,575,697

Total net assets	$49,679,222

Shares outstanding (unlimited number of shares authorized)
Class 1	10,383
Class 2	4,958,043

Net asset value per share
Class 1	$9.97
Class 2	$10.00

See Notes to Financial Statements

17

STATEMENT OF OPERATIONS

Year Ended December 31, 2007

Investment income
Interest income (net of foreign withholding taxes of $38)	$2,493,399
Income from affiliate	139,543
Dividends	67,663
Securities lending	4,735

Total investment income	2,705,340

Expenses
Advisory fee	159,585
Distribution Plan expenses	124,413
Administrative services fee	49,597
Transfer agent fees	500
Trustees’ fees and expenses	1,492
Printing and postage expenses	23,300
Custodian and accounting fees	21,336
Professional fees	25,875
Other	640

Total expenses	406,738
Less: Expense reductions	(1,667)

Net expenses	405,071

Net investment income	2,300,269

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities	(582,808)
Total return swap transactions	1,626

Net realized losses on investments	(581,182)
Net change in unrealized gains or losses on investments	664,975

Net realized and unrealized gains or losses on investments	83,793

Net increase in net assets resulting from operations	$2,384,062

See Notes to Financial Statements

18

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2007		2006

Operations
Net investment income		$2,300,269		$2,254,058
Net realized losses on investments		(581,182)		(249,658)
Net change in unrealized gains or losses
on investments		664,975		95,535

Net increase in net assets resulting from
operations		2,384,062		2,099,935

Distributions to shareholders from
Net investment income
Class 1		(5,423)		(5,054)
Class 2		(2,308,113)		(2,206,891)

Total distributions to shareholders		(2,313,536)		(2,211,945)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class 2	133,036	1,343,178	821,356	8,239,436

Net asset value of shares issued in
reinvestment of distributions
Class 2	232,783	2,308,113	220,017	2,206,891

Payment for shares redeemed
Class 1	0	0	(2,492)	(25,000)
Class 2	(493,265)	(5,015,187)	(600,033)	(6,145,689)

		(5,015,187)		(6,170,689)

Net increase (decrease) in net assets
resulting from capital share
transactions		(1,363,896)		4,275,638

Total increase (decrease) in net assets		(1,293,370)		4,163,628
Net assets
Beginning of period		50,972,592		46,808,964

End of period		$49,679,222		$50,972,592

Undistributed (overdistributed) net
investment income		$(65,037)		$47,770

See Notes to Financial Statements

19

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen VA Core Bond Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware statutory trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The Fund offers Class 1 and Class 2 shares at net asset value without a front-end sales charge or contingent deferred sales charge; however, Class 2 shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy

20

NOTES TO FINANCIAL STATEMENTS continued

pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. When-issued and delayed delivery transactions

The Fund records when-issued or delayed delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Dollar roll transactions

The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells mortgage-backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund’s current yield and total return. The Fund accounts for dollar roll transactions as purchases and sales. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform under the terms of the agreement, if the Fund receives inferior securities in comparison to what was sold to the counterparty at redelivery or if there are variances in paydown speed between the mortgage-related pools.

f. Total return swaps

The Fund may enter into total return swaps. Total return swaps involve commitments to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from, or make a payment to, the counterparty. The value of the swap agreements is marked-to-market daily based upon quotations from market makers and any change in value is recorded as an unrealized gain or loss. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates or in the price of the underlying security.

21

NOTES TO FINANCIAL STATEMENTS continued

g. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

h. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

i. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to dividends paid through share redemptions. During the year ended December 31, 2007, the following amounts were reclassified:

Paid-in capital	$68,735
Overdistributed net investment income	(99,540)
Accumulated net realized losses on investments	30,805

j. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.32% and declining to 0.28% as the aggregate average daily net assets of the Fund and its retail counterpart, Evergreen Core Bond Fund, increase. For the year ended December 31, 2007, the advisory fee was equivalent to 0.32% of the Fund’s average daily net assets.

22

NOTES TO FINANCIAL STATEMENTS continued

Tattersall Advisory Group, Inc. (“TAG”), an indirect, wholly-owned subsidiary of Wachovia, is the investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

The Fund may invest in Evergreen-managed money market funds, which are also advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund) increase.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

4. DISTRIBUTION PLAN

EIS also serves as distributor of the Fund’s shares. The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class 2 shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class 2 shares.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended December 31, 2007:

Cost of Purchases		Proceeds from Sales

U.S.	Non-U.S	U.S.	Non-U.S.
Government	Government	Government	Government

$ 79,975,622	$ 38,246,182	$ 89,938,137	$25,374,977

During the year ended December 31, 2007, the Fund loaned securities to certain brokers. At December 31, 2007, the value of securities on loan and the total value of collateral received for securities loaned amounted to $1,010,091 and $1,025,124, respectively. Of the total value of the collateral received for securities on loan, $17,225 represents the market value of U.S. government agency obligations received as non-cash collateral.

23

NOTES TO FINANCIAL STATEMENTS continued

At December 31, 2007, the Fund had the following open total return swap agreements:

	Notional			Unrealized
Expiration	Amount	Swap Description	Counterparty	Gain

01/01/2008	$1,000,000	Agreement dated 06/25/2007 to receive 35 basis	Lehman Brothers	$18,106
		points and to receive the positive spread return or	Holdings, Inc.
		pay the negative spread return on the Lehman
		Brothers CMBS AAA 8.5+ yr Index which are
		multipled by the notional amount.
01/01/2008	1,000,000	Agreement dated 06/29/2007 to receive 20 basis	Lehman Brothers	17,981
		points and to receive the positive spread return or	Holdings, Inc.
		pay the negative spread return on the Lehman
		Brothers CMBS AAA 8.5+yr Index which are
		multipled by the notional amount.
01/01/2008	1,000,000	Agreement dated 07/11/2007 to receive 27.5 basis	Lehman Brothers	18,043
		points and to receive the positive spread return or	Holdings, Inc.
		pay the negative spread return on the Lehman
		Brothers CMBS AAA 8.5+yr Index which are
		multipled by the notional amount.
02/01/2008	1,000,000	Agreement dated 07/17/2007 to receive 30 basis	CitiBank, Inc.	18,064
		points and to receive the positive spread return or
		pay the negative spread return on the Lehman
		Brothers CMBS AAA 8.5+yr Index which are
		multipled by the notional amount.
02/01/2008	1,000,000	Agreement dated 08/07/2007 to receive 25 basis	Lehman Brothers	18,022
		points and to receive the positive spread return or	Holdings, Inc.
		pay the negative spread return on the Lehman
		Brothers CMBS AAA 8.5+yr Index which are
		multipled by the notional amount.
03/01/2008	1,000,000	Agreement dated 08/15/2007 to receive 0 basis	Lehman Brothers	17,814
		points and to receive the positive spread return or	Holdings, Inc.
		pay the negative spread return on the Lehman
		Brothers CMBS AAA 8.5+yr Index which are
		multipled by the notional amount.
03/01/2008	1,000,000	Agreement dated 08/31/2007 to receive 32.5 basis	Lehman Brothers	17,543
		points and to receive the positive spread return or	Holdings, Inc.
		pay the negative spread return on the Lehman
		Brothers CMBS AAA 8.5+yr Index which are
		multipled by the notional amount.
05/01/2008	1,000,000	Agreement dated 10/22/2007 to receive 0 basis	Goldman Sachs	17,814
		points and to receive the positive spread return or	Group, Inc.
		pay the negative spread return on the Lehman
		Brothers CMBS AAA 8.5+yr Index which are
		multipled by the notional amount.
10/01/2008	1,000,000	Agreement dated 10/01/2007 to pay 62 basis	Lehman Brothers	17,297
		points and to receive the positive spread return or	Holdings, Inc.
		pay the negative spread return on the Lehman
		Brothers CMBS AAA 8.5+yr Index which are
		multipled by the notional amount.
11/01/2008	1,000,000	Agreement dated 11/01/2007 to pay 15 basis	Lehman Brothers	17,688
		points and to receive the positive spread return or	Holdings, Inc.
		pay the negative spread return on the Lehman
		Brothers CMBS AAA 8.5+yr Index which are
		multipled by the notional amount.

On December 31, 2007, the aggregate cost of securities for federal income tax purposes was $52,244,460. The gross unrealized appreciation and depreciation on securities based on tax cost was $852,146 and $532,528 respectively, with a net unrealized appreciation of $319,618.

24

NOTES TO FINANCIAL STATEMENTS continued

As of December 31, 2007, the Fund had $560,308 in capital loss carryovers for federal income tax purposes expiring as follows:

Expiration

2013	2014	2015

$ 35,457	$ 365,353	$ 159,498

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of December 31, 2007, the Fund incurred and will elect to defer post-October losses of $432,023.

The Fund’s income and excise tax returns and all financial records supporting those returns are subject to examination by the federal, Massachusetts and Delaware revenue authorities for all taxable years beginning after December 31, 2003.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended December 31, 2007, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Capital Loss
		Carryovers	Temporary
Undistributed	Unrealized	and Post-October	Book/Tax
Ordinary Income	Appreciation	Losses	Differences

$ 114,493	$ 319,618	$ 992,331	$ (1,158)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and swap contracts. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid were $2,313,536 and $2,211,945 of ordinary income for the years ended December 31, 2007 and December 31, 2006, respectively.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral

25

NOTES TO FINANCIAL STATEMENTS continued

accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in an unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee on the unused balance, which is allocated pro rata. The credit facility is for $100 million with an annual commitment fee of 0.08% . During the year ended December 31, 2007, the Fund had no borrowings.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, EIS, ESC (collectively, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and paid approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

12. NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109 (“FIN 48”). FIN 48 supplements FASB 109 by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken

26

NOTES TO FINANCIAL STATEMENTS continued

or expected to be taken in a tax return. The Fund’s financial statements have not been impacted by the adoption of FIN 48. However, the conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from FASB, and on-going analysis of tax laws, regulations, and interpretations thereof.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Variable Annuity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen VA Core Bond Fund, a series of the Evergreen Variable Annuity Trust, as of December 31, 2007 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen VA Core Bond Fund as of December 31, 2007, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 13, 2008

28

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 2.74% of ordinary income dividends paid during the fiscal year ended December 31, 2007 qualified for the dividends received deduction.

29

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT
ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees is required to consider whether to continue in place the Fund’s investment advisory agreements. In September 2007, the Trustees, including a majority of the Trustees who are not interested persons (as that term is defined in the 1940 Act) of the Fund, TAG (the “Sub-Advisor”), or EIMC, approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen VA Core Bond Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds, and the description below refers in many cases to the Trustees’ process and conclusions in connection with their consideration of this matter for all of the funds. (See “Certain Fund-Specific Considerations” below for a discussion regarding certain factors considered by the Trustees relating specifically to the Fund.) In all of its deliberations, the Board of Trustees and the disinterested Trustees were advised by independent counsel to the disinterested Trustees and counsel to the funds.

The review process. The 1940 Act requires that the Board of Trustees request and evaluate, and that EIMC and any sub-advisors furnish, such information as may reasonably be necessary to evaluate the terms of a fund’s advisory agreements. The review process began at the time of the last advisory contract-renewal process in September 2006. In the course of that process, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the following months, the Trustees reviewed information relating to any changes in the performance of those funds and/or any changes in the investment process or the investment teams responsible for the management of the funds. In addition, during the course of the year, the Trustees reviewed information regarding the investment performance of all of the funds and identified additional funds that they believed warranted further attention based on performance since September 2006.

In spring 2007, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review and set a timeline detailing the information required and the dates for its delivery to the Trustees. The independent data provider Keil Fiduciary Strategies LLC (“Keil”) was engaged to provide fund-specific and industry-wide data to the Board containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the disinterested Trustees, the information provided by EIMC and the Sub-Advisor in response to the Committee’s requests and the information provided by Keil. The Trustees formed small committees to review individual funds in greater detail. In addition, the Trustees requested information

30

ADDITIONAL INFORMATION (unaudited) continued

regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone to consider the information provided by EIMC. The Committee met with representatives of EIMC in early September. At a meeting of the full Board of Trustees later in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC, engaged in further review of the materials provided to them, and approved the continuation of each of the advisory and sub-advisory agreements.

The disinterested Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with legal counsel at which no personnel of EIMC were present. In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the Evergreen mutual funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate; although the Trustees considered the continuation of the agreements as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the disinterested Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, the Board receives a wide variety of information regarding the services performed by EIMC, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds, EIMC, and the Sub-Advisor with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC and the Sub-Advisor. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2006, and recent changes in compliance personnel at EIMC, including the appointment of a new Chief Compliance Officer for the funds.

31

ADDITIONAL INFORMATION (unaudited) continued

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by the independent industry consultant in reviewing the information presented to them.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIS, an affiliate of EIMC, serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees took into account administrative fees paid by the funds and those other mutual funds. The Board considered that EIS serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions who hold fund shares in omnibus accounts, and that Wachovia Securities, LLC and its affiliates receive such payments from the funds in respect of client accounts they hold in omnibus arrangements, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for the funds.

Nature and quality of the services provided. The Trustees considered that EIMC and its affili-ates generally provide a comprehensive investment management service to the funds. They noted that EIMC and the Sub-Advisor formulate and implement an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC and the Sub-Advisor were consistent with their respective duties

32

ADDITIONAL INFORMATION (unaudited) continued

under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by the Sub-Advisor and EIMC, including services provided by EIS under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive.

Certain Fund-specific considerations. The Trustees noted that, for the one- and three-year periods ended December 31, 2006, the Fund’s Class 1 shares had underperformed the Fund’s benchmark index, the Lehman Brothers Aggregate Bond Index, and a majority of the funds against which the Trustees compared the Fund’s performance.

The Trustees noted that the management fee paid by the Fund was lower than the management fees paid by a majority of the other funds against which the Trustees compared the Fund’s management fee and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

The Trustees considered information regarding the rates at which other clients pay advisory fees to EIMC or its affiliates for advisory services that are comparable to the advisory services they provide to the Fund. Fees charged by EIMC to those other clients were generally lower than those charged to the Fund. EIMC explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, EIMC pointed out that there is substantially greater legal and other risk to EIMC and its affiliates from

33

ADDITIONAL INFORMATION (unaudited) continued

managing public mutual funds than in managing private accounts. The Trustees also considered the investment performance of those other accounts managed by EIMC and its affiliates, and concluded that the performance of those accounts did not reflect any substantial difference in the quality of the service provided by EIMC and its affiliates to those accounts.

Economies of scale. The Trustees noted that economies of scale would likely be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, but concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

34

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35

TRUSTEES AND OFFICERS

TRUSTEES1

Charles A. Austin III	Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover
Trustee	Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The
DOB: 10/23/1934	Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and
Term of office since: 1991	Treasurer, State Street Research & Management Company (investment advice)
Other directorships: None

K. Dun Gifford	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee,
Trustee	Treasurer and Chairman of the Finance Committee, Cambridge College
DOB: 10/23/1938
Term of office since: 1974
Other directorships: None

Dr. Leroy Keith, Jr.	Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix
Trustee	Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington
DOB: 2/14/1939	Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former
Term of office since: 1983	Director, Lincoln Educational Services
Other directorships: Trustee,
Phoenix Fund Complex (consisting
of 60 portfolios as of 12/31/2006)

Carol A. Kosel[1]	Former Consultant to the Evergreen Boards of Trustees; Former Senior Vice President,
Trustee	Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur
DOB: 12/25/1963	Securities Fund
Term of office since: 2008
Other directorships: None

Gerald M. McDonnell	Former Manager of Commercial Operations, CMC Steel (steel producer)
Trustee
DOB: 7/14/1939
Term of office since: 1988
Other directorships: None

Patricia B. Norris	President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President
Trustee	and Director of Phillips Pond Homes Association (home community); Former Partner,
DOB: 4/9/1948	PricewaterhouseCoopers, LLP (independent registered public accounting firm)
Term of office since: 2006
Other directorships: None

William Walt Pettit	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.
Trustee	(packaging company); Member, Superior Land, LLC (real estate holding company), Member,
DOB: 8/26/1955	K&P Development, LLC (real estate development); Former Director, National Kidney Foundation
Term of office since: 1988	of North Carolina, Inc. (non-profit organization)
Other directorships: None

David M. Richardson	President, Richardson, Runden LLC (executive recruitment business development/consulting
Trustee	company); Consultant, Kennedy Information, Inc. (executive recruitment information and
DOB: 9/19/1941	research company); Consultant, AESC (The Association of Executive Search Consultants);
Term of office since: 1982	Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP
Other directorships: None	(communications)

Dr. Russell A. Salton III	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource
Trustee	Associates, Inc.
DOB: 6/2/1947
Term of office since: 1984
Other directorships: None

36

TRUSTEES AND OFFICERS continued

Michael S. Scofield	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded
Trustee	Media Corporation (multi-media branding company)
DOB: 2/20/1943
Term of office since: 1984
Other directorships: None

Richard J. Shima	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former
Trustee	Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee,
DOB: 8/11/1939	Saint Joseph College (CT)
Term of office since: 1993
Other directorships: None

Richard K. Wagoner, CFA[2]	Member and Former President, North Carolina Securities Traders Association; Member, Financial
Trustee	Analysts Society
DOB: 12/12/1937
Term of office since: 1999
Other directorships: None

OFFICERS
Dennis H. Ferro[3]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Jeremy DePalma[4]	Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC;
Treasurer	Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President,
DOB: 2/5/1974	Evergreen Investment Services, Inc.
Term of office since: 2005

Michael H. Koonce[4]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment
DOB: 4/20/1960	Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and
Term of office since: 2000	Assistant General Counsel, Wachovia Corporation

Robert Guerin[4]	Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of
Chief Compliance Officer	Evergreen Investments Co, Inc; Former Managing Director and Senior Compliance Officer,
DOB: 9/20/1965	Babson Capital Management LLC; Former Principal and Director, Compliance and Risk
Term of office since: 2007	Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice
Compliance, Deutsche Asset Management.

1 Each Trustee, except Mses. Kosel and Norris, serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. As new Trustees, Ms. Kosel’s and Ms. Norris’ initial terms end December 31, 2010 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee, except Ms. Kosel, oversaw 93 Evergreen funds as of December 31, 2007. Ms. Kosel became a Trustee on January 1, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2 Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

37

564974 rv5 2/2008

Evergreen VA Diversified Income Builder

Evergreen

VA DIVERSIFIED INCOME BUILDER FUND

Annual Report
as of December 31, 2007

Evergreen Investments[SM]
MUTUAL FUNDS

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	ABOUT YOUR FUND’S EXPENSES
7	FINANCIAL HIGHLIGHTS
9	SCHEDULE OF INVESTMENTS
17	STATEMENT OF ASSETS AND LIABILITIES
18	STATEMENT OF OPERATIONS
19	STATEMENTS OF CHANGES IN NET ASSETS
20	NOTES TO FINANCIAL STATEMENTS
27	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
28	ADDITIONAL INFORMATION
36	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2008, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

LETTER TO SHAREHOLDERS
February 2008

Dennis H. Ferro
President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen VA Diversified Income Builder Fund for the twelve-month period ended December 31, 2007.

Investors in domestic equity and fixed income markets faced challenging, and increasingly stormy, conditions during 2007. Riding the momentum of an expanding economy and growing corporate profits, stocks maintained their robust rally during the first half of the year. The second half of the year, however, presented a much different environment, as fears grew about the overall economic effects of weakness in the housing industry and a widening credit crisis that began with the meltdown of the subprime mortgage market. Stock performance was volatile throughout the year’s second half. As worries grew about a slowing of the nation’s economic expansion and a deceleration of corporate profit growth, large capitalization stocks tended to be preferred over smaller cap stocks, while growth stocks maintained a performance edge over value stocks. By the end of the year, most major market indexes reported modest but positive results for the twelve-month period, although some value benchmarks were negative. Equity markets outside the U.S. continued to outperform domestic markets even as foreign markets also became more volatile, despite evidence of persistently solid growth in the global economy. In the domestic fixed income market, the problems in the subprime mortgage market led to a general flight to quality in the final months of 2007. Treasury prices rose and their yields declined as investors sought out the highest-quality investments and tried to avoid credit risk. The yield spreads

1

LETTER TO SHAREHOLDERS continued

between Treasuries and lower-rated securities widened as corporate bonds and many asset-backed securities fell out of favor.

The U.S. economy appeared to maintain its growth path early in 2007, with robust export activity and healthy business investment spending offsetting declines in residential home values. Despite the credit crisis and the housing slump, Gross Domestic Product grew by approximately 4.0% from April through September. The economy, however, slowed noticeably in the closing months of the year. The combination of mortgage-related weakness, higher energy prices and tighter lending standards limited both consumer spending and business investment. Operating earnings of companies in the S&P 500 declined for the third quarter of the year, principally because of massive write-downs by major corporations, most notably in the Financials sector. Faced with growing evidence of the economy’s slowing, the Federal Reserve Board began adding liquidity to the nation’s financial system, cutting the target fed funds rate from 5.25% to 4.25% in the final months of the year. At the start of 2008, officials in Washington also began considering fiscal actions, either through tax cuts or new spending, to re-invigorate the economy.

Against this backdrop, portfolio managers of Evergreen’s Variable Annuity Funds maintained strategies consistent with each fund’s goal and the asset class in which the fund invests. Managers of equity-oriented portfolios tended to focus on growth, while the professionals

2

LETTER TO SHAREHOLDERS continued

supervising fixed income portfolios sought total return and current income.

We believe the experiences in the investment markets during the past twelve months have underscored the value of a well diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, regarding the firm’s recent settlement with the Securities and Exchange Commission (SEC) and prior settlement with the Financial Industry Regulatory Authority (FINRA).

3

FUND AT A GLANCE
as of December 31, 2007

MANAGEMENT TEAM
Investment Advisor:
• Evergreen Investment Management Company, LLC

Portfolio Manager:
• Margaret D. Patel

PERFORMANCE AND RETURNS

Portfolio inception date: 3/6/1997
	Class 1	Class 2
Class inception date	3/6/1997	7/31/2002

Average annual return

1-year	3.71%	3.43%

5-year	6.67%	6.39%

10-year	6.12%	5.98%

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, please call 1.800.321.9332. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions, but does not reflect contract, policy, or separate account charges assessed by participating insurance companies.

Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered. The historical returns for Class 2 have not been adjusted to reflect the effect of the class’ 12b-1 fee. The fund incurs a 12b-1 fee of 0.25% for Class 2. Class 1 does not pay a 12b-1 fee. If the fee had been reflected, returns for Class 2 would have been lower.

Returns reflect expense limits previously in effect, without which returns would have been lower.

LONG-TERM GROWTH

Comparison of a $10,000 investment in the Evergreen VA Diversified Income Builder Fund Class 1 shares versus a similar investment in the Evergreen Diversified Income Builder Blended Index (EDIBBI), the JPMorgan Global Government Bond Index Excluding U.S. (JPMGXUS), the Lehman Brothers Aggregate Bond Index (LBABI), the Merrill Lynch High Yield Master Index† (MLHYMI) and the Consumer Price Index (CPI).

The EDIBBI, the JPMGXUS, the LBABI and the MLHYMI are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The  CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

4

PORTFOLIO MANAGER COMMENTARY

The fund’s Class 1 shares returned 3.71% for the twelve-month period ended December 31, 2007. During the same period, the EDIBBI returned 5.67%, the JPMGXUS returned 11.30%, the LBABI returned 6.97% and the MLHYMI returned 2.17% .

The fund’s objective is to seek high current income from investments in income-producing securities. Secondarily, the fund considers potential for growth of capital in selecting securities.

The fiscal year was a period of significant changes in domestic capital markets. At the start of the year, the economy continued to expand at a solid pace, helping support investments in stocks and in corporate bonds, particularly high-yield issues. By the close of the year, however, worries about the slumping housing industry and a meltdown in the subprime mortgage market resulted in severe market volatility and sharp corrections in both equities and high-yield corporates, as investors sought out the safest securities.

The year also saw a change in the fund’s investment style. Early in the year, the fund then known as Evergreen VA Strategic Income Fund included allocations to Treasuries, mortgage-backed securities, investment-grade and lower-rated, high-yielding corporate bonds, and international bonds. In June, the fund underwent a strategy change and is now managed with target allocations of 75% fixed income securities and 25% equities, predominately large cap stocks. The fund retains the flexibility to choose bonds from different sectors, but the principal focus has been in the higher-quality tiers of the high yield universe, typically securities rated BB to B.

The great majority of equity investments were in dividend-paying stocks, with an emphasis on companies with the potential to increase their dividend payouts.

During a period in which the market environment changed significantly over the course of the year, our emphases on high-yield bonds and on dividend-paying, large-company growth stocks helped for much of the year, but held back results in the final quarter. Large cap growth stocks outperformed other parts of the equity market, although they also felt the effects of the final quarter’s downdraft that pulled down virtually all equities. Similarly, the exposure to high-yielding corporates supported results for the greater part of the year —until the final months of the year when fixed income investors sought to minimize credit risk and high-yield bonds underperformed. In addition, our de-emphasis of housing-related, consumer financial and automotive industry bonds helped performance, as those groups were hit hardest in the final quarter volatility. Preferred securities of General Cable and Inverness Medical Innovations, a health care diagnostics company, gained late in the year as each company’s underlying stock appreciated.

Early in the year, the exposure to Treasuries, mortgages and investment-grade corporate bonds held back results as they underperformed in a rising interest-rate environment. When Treasuries outperformed significantly in the final months of the year in a general investor flight to quality, however, our lack of exposure to the highest-quality sector of the fixed income market detracted from results.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

Asset-backed and mortgage-backed securities are generally subject to higher prepayment risks than other types of debt securities, which can limit the potential for gain in a declining interest rate environment and increase the potential for loss in a rising interest rate environment. Mortgage-backed securities may also be structured so that they are particularly sensitive to interest rates.

Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation and the risk of non-correlation to the relevant instruments they are designed to hedge or to closely track.

High yield, lower-rated bonds may contain more risk due to the increased possibility of default.

The return of principal is not guaranteed due to fluctuation in the fund’s NAV caused by changes in the price of individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks as individual bonds. Generally, the value of bond funds rises when prevailing interest rates fall, and falls when interest rates rise.

U.S. government guarantees apply only to certain securities held in the fund’s portfolio and not to the fund’s shares.

Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

The Evergreen Diversified Income Builder Blended Index is composed of the following indexes: MLHYMI (50%), JPMGXUS (25%) and LBABI (25%).

† Copyright 2008. Merrill Lynch, Pierce, Fenner & Smith Incorporated. All rights reserved.

All data is as of December 31, 2007, and subject to change.

5

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

The example illustrates your fund’s costs in two ways:

• Actual expenses
The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes
The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, exchange fees or separate account charges assessed by participating insurance companies. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	7/1/2007	12/31/2007	Period*

Actual
Class 1	$ 1,000.00	$ 1,025.14	$ 3.22
Class 2	$ 1,000.00	$ 1,023.34	$ 4.49
Hypothetical
(5% return
before expenses)
Class 1	$ 1,000.00	$ 1,022.03	$ 3.21
Class 2	$ 1,000.00	$ 1,020.77	$ 4.48

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (0.63% for Class 1 and 0.88% for Class 2), multiplied by the average account value over the period, multiplied by 184 / 365 days.

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Year Ended December 31,

CLASS 1	2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 10.31	$ 10.08	$ 10.78	$ 10.50	$ 9.88

Income from investment operations
Net investment income (loss)	0.55[1]	0.56[1]	0.54[1]	0.55[1]	0.63[1]
Net realized and unrealized gains or losses on investments	(0.17)	0.04	(0.62)	0.33	1.02

Total from investment operations	0.38	0.60	(0.08)	0.88	1.65

Distributions to shareholders from
Net investment income	(0.54)	(0.37)	(0.53)	(0.50)	(1.03)
Net realized gains	(0.10)	0	(0.09)	(0.10)	0

Total distributions to shareholders	(0.64)	(0.37)	(0.62)	(0.60)	(1.03)

Net asset value, end of period	$ 10.05	$ 10.31	$ 10.08	$ 10.78	$ 10.50

Total return[2]	3.71%	5.94%	(0.69%)	8.41%	16.75%

Ratios and supplemental data
Net assets, end of period (thousands)	$34,808	$41,395	$45,293	$49,593	$50,637
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.64%	0.61%	0.61%	0.73%	0.78%
Expenses excluding waivers/reimbursements and expense reductions	0.64%	0.61%	0.61%	0.73%	0.78%
Net investment income (loss)	5.28%	5.51%	5.02%	5.19%	5.87%
Portfolio turnover rate	198%	97%	81%	125%	114%

1 Net investment income (loss) per share is based on average shares outstanding during the period.
2 Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

7

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Year Ended December 31,

CLASS 2	2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 10.28	$ 10.05	$ 10.76	$ 10.49	$ 9.88

Income from investment operations
Net investment income (loss)	0.52[1]	0.54[1]	0.51[1]	0.53[1]	0.57[1]
Net realized and unrealized gains or losses on investments	(0.17)	0.03	(0.62)	0.32	1.05

Total from investment operations	0.35	0.57	(0.11)	0.85	1.62

Distributions to shareholders from
Net investment income	(0.51)	(0.34)	(0.51)	(0.48)	(1.01)
Net realized gains	(0.10)	0	(0.09)	(0.10)	0

Total distributions to shareholders	(0.61)	(0.34)	(0.60)	(0.58)	(1.01)

Net asset value, end of period	$ 10.02	$ 10.28	$ 10.05	$ 10.76	$ 10.49

Total return[2]	3.43%	5.68%	(1.01%)	8.14%	16.50%

Ratios and supplemental data
Net assets, end of period (thousands)	$48,113	$48,667	$41,332	$25,784	$7,493
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.89%	0.86%	0.87%	0.97%	1.04%
Expenses excluding waivers/reimbursements and expense reductions	0.89%	0.86%	0.87%	0.97%	1.04%
Net investment income (loss)	5.00%	5.27%	4.77%	4.98%	5.33%
Portfolio turnover rate	198%	97%	81%	125%	114%

1 Net investment income (loss) per share is based on average shares outstanding during the period.
2 Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

8

SCHEDULE OF INVESTMENTS

December 31, 2007	Principal
	Amount	Value

ASSET-BACKED SECURITIES 1.6%
NovaStar ABS CDO, Ltd., Ser. 2007-1A, Class A2, FRN, 5.36%, 02/08/2047 + 144A
(cost $1,496,575)	$ 1,500,000	$ 1,364,535

CORPORATE BONDS 54.3%
CONSUMER DISCRETIONARY 0.3%
Auto Components 0.2%
Goodyear Tire & Rubber Co.:
9.00%, 07/01/2015 (r)	125,000	133,125
11.25%, 03/01/2011	35,000	37,363

		170,488

Textiles, Apparel & Luxury Good 0.1%
Oxford Industries, Inc., 8.875%, 06/01/2011	70,000	70,000

CONSUMER STAPLES 0.1%
Household Products 0.1%
Church & Dwight Co., 6.00%, 12/15/2012 (r)	55,000	54,038

ENERGY 9.3%
Energy Equipment & Services 1.9%
Bristow Group, Inc., 7.50%, 09/15/2017 144A	1,325,000	1,338,250
Dresser-Rand Group, Inc., 7.375%, 11/01/2014	219,000	219,547

		1,557,797

Oil, Gas & Consumable Fuels 7.4%
McMoRan Exploration Co., 11.875%, 11/15/2014	1,800,000	1,815,750
Overseas Shipholding Group, Inc., 8.25%, 03/15/2013	100,000	102,000
Peabody Energy Corp.:
5.875%, 04/15/2016	1,410,000	1,332,450
6.875%, 03/15/2013	160,000	161,600
Tesoro Corp.:
6.50%, 06/01/2017	1,310,000	1,303,450
6.625%, 11/01/2015	850,000	845,750
Williams Cos.:
7.50%, 01/15/2031	275,000	297,000
8.125%, 03/15/2012	300,000	328,125

		6,186,125

FINANCIALS 9.1%
Consumer Finance 0.5%
Northern Telecom Capital Corp., 7.875%, 06/15/2026	350,000	288,750
Qwest Capital Funding, Inc., 6.50%, 11/15/2018	175,000	148,750

		437,500

Real Estate Investment Trusts 6.8%
Host Marriott Corp.:
7.125%, 11/01/2013	200,000	202,500
Ser. Q, 6.75%, 06/01/2016	2,362,000	2,338,380
Omega Healthcare Investors, Inc., 7.00%, 04/01/2014	150,000	149,250

See Notes to Financial Statements
9

SCHEDULE OF INVESTMENTS continued

December 31, 2007	Principal
	Amount	Value

CORPORATE BONDS continued
FINANCIALS continued
Real Estate Investment Trusts continued
Rouse Co., LP, 6.75%, 05/01/2013 144A	$ 2,379,000	$ 2,221,848
Saul Centers, Inc., 7.50%, 03/01/2014	800,000	740,000

		5,651,978

Real Estate Management & Development 1.8%
Forest City Enterprises, Inc., 6.50%, 02/01/2017	1,590,000	1,446,900

INDUSTRIALS 12.0%
Aerospace & Defense 3.2%
DRS Technologies, Inc.:
6.625%, 02/01/2016	1,050,000	1,042,125
7.625%, 02/01/2018 (r)	350,000	356,125
L-3 Communications Holdings, Inc.:
5.875%, 01/15/2015	1,055,000	1,023,350
6.375%, 10/15/2015	250,000	247,500

		2,669,100

Commercial Services & Supplies 2.8%
Allied Waste North America, Inc., 6.875%, 06/01/2017(r)	2,365,000	2,317,700

Electrical Equipment 2.3%
Baldor Electric Co., 8.625%, 02/15/2017 (r)	1,000,000	1,035,000
Belden, Inc., 7.00%, 03/15/2017	400,000	392,000
General Cable Corp., 7.125%, 04/01/2017 (r)	500,000	492,500

		1,919,500

Machinery 3.7%
Actuant Corp., 6.875%, 06/15/2017 144A	1,955,000	1,945,225
Commercial Vehicle Group, Inc., 8.00%, 07/01/2013	250,000	227,500
RBS Global, Inc., 11.75%, 08/01/2016 (r)	300,000	294,750
SPX Corp., 7.625%, 12/15/2014 144A	550,000	561,687

		3,029,162

INFORMATION TECHNOLOGY 5.8%
Electronic Equipment & Instruments 0.5%
Anixter International, Inc., 5.95%, 03/01/2015	500,000	453,125

IT Services 1.8%
Iron Mountain, Inc., 6.625%, 01/01/2016 (r)	1,600,000	1,522,000

Semiconductors & Semiconductor Equipment 3.5%
Freescale Semiconductor, Inc., 8.875%, 12/15/2014	3,220,000	2,889,950

MATERIALS 5.3%
Chemicals 0.4%
Huntsman International, LLC, 7.375%, 01/01/2015 (r)	200,000	211,000
MacDermid, Inc., 9.50%, 04/15/2017 144A	87,000	82,215
Millenium America, Inc., 7.625%, 11/15/2026	45,000	36,675

		329,890

See Notes to Financial Statements
10

SCHEDULE OF INVESTMENTS continued

December 31, 2007	Principal
	Amount	Value

CORPORATE BONDS continued
MATERIALS continued
Construction Materials 0.4%
Texas Industries, Inc., 7.25%, 07/15/2013	$ 360,000	$ 354,600

Containers & Packaging 4.2%
Ball Corp., 6.625%, 03/15/2018 (r)	2,365,000	2,353,175
Crown Holdings, Inc., 7.75%, 11/15/2015	350,000	362,250
Greif Brothers Corp., Inc., 6.75%, 02/01/2017 (r)	460,000	451,950
Smurfit-Stone Container Corp., 8.375%, 07/01/2012	275,000	274,312

		3,441,687

Metals & Mining 0.1%
Dayton Superior Corp., 13.00%, 06/15/2009	40,000	37,400
Freeport-McMoRan Copper & Gold, Inc.:
8.25%, 04/01/2015 (r)	40,000	42,500
8.375%, 04/01/2017	40,000	43,000

		122,900

Paper & Forest Products 0.2%
Glatfelter, 7.125%, 05/01/2016	125,000	123,750

TELECOMMUNICATION SERVICES 1.4%
Diversified Telecommunication Services 0.6%
Consolidated Communications, Inc., 9.75%, 04/01/2012	97,000	100,395
Qwest Corp., 7.875%, 09/01/2011	375,000	391,875

		492,270

Wireless Telecommunication Services 0.8%
Centennial Communications Corp.:
8.125%, 02/01/2014	255,000	252,450
10.00%, 01/01/2013 (r)	300,000	313,500
Rural Cellular Corp., 8.25%, 03/15/2012	75,000	78,188

		644,138

UTILITIES 11.0%
Electric Utilities 8.9%
Edison Mission Energy, 7.00%, 05/15/2017	2,380,000	2,350,250
Mirant North America, LLC, 7.375%, 12/31/2013	300,000	302,250
NRG Energy, Inc.:
7.375%, 02/01/2016	300,000	293,250
7.375%, 01/15/2017	2,365,000	2,311,787
Reliant Energy, Inc.:
6.75%, 12/15/2014	350,000	352,625
7.625%, 06/15/2014 (r)	1,800,000	1,791,000

		7,401,162

See Notes to Financial Statements
11

SCHEDULE OF INVESTMENTS continued

December 31, 2007	Principal
	Amount	Value

CORPORATE BONDS continued
UTILITIES continued
Independent Power Producers & Energy Traders 2.1%
AES Corp., 7.75%, 03/01/2014	$ 300,000	$ 303,750
Dynegy, Inc.:
7.125%, 05/15/2018	1,185,000	1,054,650
8.375%, 05/01/2016	275,000	270,188
Tenaska, Inc., 7.00%, 06/30/2021 144A	93,346	92,713

		1,721,301

Total Corporate Bonds (cost $46,407,978)		45,007,061

YANKEE OBLIGATIONS - CORPORATE 1.3%
FINANCIALS 0.2%
Diversified Financial Services 0.2%
Ship Finance International, Ltd., 8.50%, 12/15/2013 (r)	115,000	117,156

MATERIALS 0.2%
Metals & Mining 0.2%
Novelis, Inc., 7.25%, 02/15/2015	205,000	193,725

TELECOMMUNICATION SERVICES 0.9%
Diversified Telecommunication Services 0.4%
Nordic Telecom Holdings Co., 8.875%, 05/01/2016 144A (r)	300,000	309,000

Wireless Telecommunication Services 0.5%
Intelsat, Ltd.:
9.25%, 06/15/2016 (r)	150,000	151,500
11.25%, 06/15/2016	100,000	103,750
Rogers Wireless, Inc., 6.375%, 03/01/2014	160,000	165,034

		420,284

Total Yankee Obligations - Corporate (cost $1,035,745)		1,040,165

	Shares	Value

COMMON STOCKS 27.2%
ENERGY 4.9%
Energy Equipment & Services 1.9%
Grant Prideco, Inc. *	12,000	666,120
Halliburton Co.	10,000	379,100
Pride International, Inc. *	16,000	542,400

		1,587,620

Oil, Gas & Consumable Fuels 3.0%
Marathon Oil Corp.	11,000	669,460
Patriot Coal Corp.	1,100	45,914
Peabody Energy Corp.	11,000	678,040
Tesoro Corp.	10,000	477,000
Valero Energy Corp.	9,000	630,270

		2,500,684

See Notes to Financial Statements
12

SCHEDULE OF INVESTMENTS continued

December 31, 2007
	Shares	Value

COMMON STOCKS continued
FINANCIALS 3.8%
Capital Markets 0.3%
Lazard, Ltd. (r)	5,500	$ 223,740

Real Estate Investment Trusts 3.5%
General Growth Properties, Inc.	6,000	247,080
Host Hotels & Resorts, Inc.	33,300	567,432
Macerich Co. (r)	3,400	241,604
Mack-Cali Realty Corp. (r)	9,000	306,000
Plum Creek Timber Co., Inc. (r)	25,000	1,151,000
Simon Property Group, Inc.	5,000	434,300

		2,947,416

HEALTH CARE 2.0%
Life Sciences Tools & Services 2.0%
Millipore Corp. *	7,000	512,260
PerkinElmer, Inc.	20,000	520,400
Thermo Fisher Scientific, Inc. *	11,000	634,480

		1,667,140

INDUSTRIALS 10.8%
Aerospace & Defense 1.5%
Boeing Co.	5,000	437,300
DRS Technologies, Inc. (r)	8,000	434,160
Raytheon Co.	6,000	364,200

		1,235,660

Building Products 0.9%
Lennox International, Inc.	17,000	704,140

Electrical Equipment 4.4%
Ametek, Inc.	11,000	515,240
Cooper Industries, Inc.	19,000	1,004,720
Emerson Electric Co.	16,900	957,554
General Cable Corp. * (r)	10,000	732,800
Rockwell Automation, Inc.	1,000	68,960
Roper Industries, Inc. (r)	5,200	325,208

		3,604,482

Machinery 3.0%
Danaher Corp.	5,000	438,700
Donaldson Co., Inc.	8,100	375,678
Dover Corp.	8,000	368,720
IDEX Corp. (r)	10,000	361,300
Kennametal, Inc.	5,000	189,300
Pall Corp.	9,000	362,880
Parker Hannifin Corp.	5,250	395,377

		2,491,955

See Notes to Financial Statements
13

SCHEDULE OF INVESTMENTS continued

December 31, 2007
	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Road & Rail 0.7%
Norfolk Southern Corp.	12,000	$ 605,280

Trading Companies & Distributors 0.3%
Wesco International, Inc. * (r)	6,500	257,660

INFORMATION TECHNOLOGY 2.0%
Communications Equipment 0.3%
CommScope, Inc. *	5,000	246,050

Electronic Equipment & Instruments 1.7%
Agilent Technologies, Inc. *	1,000	36,740
Amphenol Corp., Class A	30,000	1,391,101

		1,427,841

MATERIALS 2.2%
Chemicals 0.5%
FMC Corp.	8,000	436,400

Construction Materials 0.4%
Texas Industries, Inc. (r)	5,000	350,500

Metals & Mining 0.5%
Freeport-McMoRan Copper & Gold, Inc.	4,000	409,760

Paper & Forest Products 0.8%
Louisiana-Pacific Corp. (r)	9,000	123,120
Weyerhaeuser Co.	7,000	516,180

		639,300

UTILITIES 1.5%
Electric Utilities 0.7%
NRG Energy, Inc. *	13,000	563,420

Gas Utilities 0.8%
Questar Corp.	5,600	302,960
Southern Union Co.	12,000	352,320

		655,280

Total Common Stocks (cost $22,874,572)		22,554,328

	Principal
	Amount	Value

CONVERTIBLE DEBENTURES 9.9%
FINANCIALS 0.9%
Real Estate Investment Trusts 0.9%
Alexandria Real Estate Equities, Inc., 3.70%, 01/15/2027 144A	$ 750,000	753,750

See Notes to Financial Statements
14

SCHEDULE OF INVESTMENTS continued

December 31, 2007	Principal
	Amount	Value

CONVERTIBLE DEBENTURES continued
HEALTH CARE 5.8%
Health Care Equipment & Supplies 5.4%
Inverness Medical Innovations, Inc., 3.00%, 05/15/2016 144A	$ 3,300,000	$ 4,417,875

Life Sciences Tools & Services 0.4%
Millipore Corp., 3.75%, 06/01/2026	325,000	350,188

INDUSTRIALS 3.2%
Electrical Equipment 3.2%
General Cable Corp., 1.00%, 10/15/2012 144A	2,380,000	2,692,375

Total Convertible Debentures (cost $6,869,753)		8,214,188

	Shares	Value

SHORT-TERM INVESTMENTS 19.9%
MUTUAL FUND SHARES 19.9%
Evergreen Institutional Money Market Fund, Class I, 4.89% q ø (rr)
(cost $16,535,357)	16,535,357	16,535,357

Total Investments (cost $95,219,980) 114.2%		94,715,634
Other Assets and Liabilities (14.2%)		(11,794,766)

Net Assets 100.0%		$ 82,920,868

+	Security is deemed illiquid and is valued using market quotations when readily available, unless otherwise noted.
144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended.
This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.
(r)	All or a portion of this security is on loan.
*	Non-income producing security
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
(rr)	All or a portion of this security represents investment of cash collateral received from securities on loan.

Summary of Abbreviations
CDO	Collateralized Debt Obligation
FRN	Floating Rate Note

The following table shows the percent of total investments (excluding equity positions and cash equivalents and collateral from securities on loan) by credit quality based on Moody’s and Standard and Poor’s ratings as of December 31, 2007 (unaudited):

AAA	4.3%
BBB	1.0%
BB	43.7%
B	41.5%
CCC	8.2%
NR	1.3%

100.0%

See Notes to Financial Statements
15

SCHEDULE OF INVESTMENTS continued

December 31, 2007

The following table shows the percent of total investments (excluding equity positions and cash equivalents and collateral from securities on loan) based on effective maturity as of December 31, 2007 (unaudited):

Less than 1 year	4.3%
1 to 3 year(s)	0.4%
3 to 5 years	8.9%
5 to 10 years	76.3%
10 to 20 years	7.3%
20 to 30 years	0.5%
Greater than 30 years	2.3%

100.0%

See Notes to Financial Statements
16

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

Assets
Investments in securities, at value (cost $78,684,623) including $12,421,866 of securities
loaned	$ 78,180,277
Investments in affiliated money market fund, at value (cost $16,535,357)	16,535,357

Total investments	94,715,634
Cash	917
Foreign currency (cost $15,746)	18,686
Receivable for securities sold	314,000
Dividends and interest receivable	859,099
Receivable for securities lending income	841

Total assets	95,909,177

Liabilities
Payable for securities purchased	50,290
Payable for Fund shares redeemed	168,906
Payable for securities on loan	12,743,902
Advisory fee payable	1,839
Distribution Plan expenses payable	662
Due to other related parties	500
Accrued expenses and other liabilities	22,210

Total liabilities	12,988,309

Net assets	$ 82,920,868

Net assets represented by
Paid-in capital	$ 83,666,082
Undistributed net investment income	1,384,594
Accumulated net realized losses on investments	(1,628,402)
Net unrealized losses on investments	(501,406)

Total net assets	$ 82,920,868

Net assets consists of
Class 1	$ 34,807,691
Class 2	48,113,177

Total net assets	$ 82,920,868

Shares outstanding (unlimited number of shares authorized)
Class 1	3,463,803
Class 2	4,799,895

Net asset value per share
Class 1	$ 10.05
Class 2	$ 10.02

See Notes to Financial Statements
17

STATEMENT OF OPERATIONS

Year Ended December 31, 2007

Investment income
Interest (net of foreign withholding taxes of $348)	$ 4,645,342
Dividends	174,931
Income from affiliate	307,488
Securities lending	12,542

Total investment income	5,140,303

Expenses
Advisory fee	346,320
Distribution Plan expenses	121,250
Administrative services fee	86,580
Transfer agent fees	183
Trustees’ fees and expenses	3,929
Printing and postage expenses	40,274
Custodian and accounting fees	50,488
Professional fees	29,514
Other	3,321

Total expenses	681,859
Less: Expense reductions	(2,687)

Net expenses	679,172

Net investment income	4,461,131

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities	1,271,335
Foreign currency related transactions	(279,770)

Net realized gains on investments	991,565
Net change in unrealized gains or losses on investments	(2,418,417)

Net realized and unrealized gains or losses on investments	(1,426,852)

Net increase in net assets resulting from operations	$ 3,034,279

See Notes to Financial Statements
18

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2007		2006

Operations
Net investment income	$ 4,461,131		$ 4,835,086
Net realized gains or losses on
investments	991,565		(2,244,367)
Net change in unrealized gains or losses
on investments	(2,418,417)		2,487,002

Net increase in net assets resulting from
operations	3,034,279		5,077,721

Distributions to shareholders from
Net investment income
Class 1	(1,804,960)		(1,440,072)
Class 2	(2,346,666)		(1,562,431)
Net realized gains
Class 1	(340,152)		0
Class 2	(468,107)		0

Total distributions to shareholders	(4,959,885)		(3,002,503)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class 1	248,771	2,596,775	257,694	2,651,523
Class 2	181,733	1,879,257	726,300	7,372,008

	4,476,032		10,023,531

Net asset value of shares issued in
reinvestment of distributions
Class 1	212,382	2,145,112	139,806	1,440,072
Class 2	279,270	2,814,773	152,136	1,562,431

	4,959,885		3,002,503

Payment for shares redeemed
Class 1	(1,012,425)	(10,550,374)	(877,802)	(9,011,801)
Class 2	(394,030)	(4,101,230)	(258,542)	(2,652,471)

	(14,651,604)		(11,664,272)

Net increase (decrease) in net assets
resulting from capital share
transactions	(5,215,687)		1,361,762

Total increase (decrease) in net assets	(7,141,293)		3,436,980
Net assets
Beginning of period	90,062,161		86,625,181

End of period	$ 82,920,868		$ 90,062,161

Undistributed net investment income	$ 1,384,594		$ 102,105

See Notes to Financial Statements
19

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
Evergreen VA Diversified Income Builder Fund (the “Fund”) (formerly, Evergreen VA Strategic Income Fund) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware statutory trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The Fund offers Class 1 and Class 2 shares at net asset value without a front-end sales charge or contingent deferred sales charge; however, Class 2 shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments
Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value

20

NOTES TO FINANCIAL STATEMENTS continued

as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements
Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Foreign currency translation
All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

d. Forward foreign currency contracts
A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

e. When-issued and delayed delivery transactions
The Fund records when-issued or delayed delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

21

NOTES TO FINANCIAL STATEMENTS continued

f. Securities lending
The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

g. Dollar roll transactions
The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells mortgage-backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund’s current yield and total return. The Fund accounts for dollar roll transactions as purchases and sales. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform under the terms of the agreement, if the Fund receives inferior securities in comparison to what was sold to the counterparty at redelivery or if there are variances in paydown speed between the mortgage-related pools.

h. Security transactions and investment income
Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

i. Federal taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

j. Distributions
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net

22

NOTES TO FINANCIAL STATEMENTS continued

realized foreign currency gains or losses and consent fees. During the year ended December 31, 2007, the following amounts were reclassified:

Paid-in capital	$78
Undistributed net investment income	972,984
Accumulated net realized losses on investments	(973,062)

k. Class allocations
Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid a fee at an annual rate of 2% of the Fund’s gross investment income plus an amount determined by applying percentage rates to the aggregate average daily net assets of the Fund and its retail counterpart, Evergreen Diversified Income Builder Fund, starting at 0.31% and declining to 0.11% as the aggregate average daily net assets increase. For the year ended December 31, 2007, the advisory fee was equivalent to 0.40% of the Fund’s average daily net assets.

Prior to June 1, 2007, Tattersall Advisory Group, Inc., an indirect, wholly-owned subsidiary of Wachovia, was an investment sub-advisor to the Fund and was paid by EIMC for its services to the Fund.

Prior to June 1, 2007, First International Advisors, Inc. d/b/a Evergreen International Advisors, an indirect, wholly-owned subsidiary of Wachovia, was also an investment sub-advisor to the Fund and was paid by EIMC for its services to the Fund.

The Fund may invest in Evergreen-managed money market funds, which are also advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund) increase.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

23

NOTES TO FINANCIAL STATEMENTS continued

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended December 31, 2007, the Fund paid brokerage commissions of $3,198 to Wachovia Securities, LLC.

4. DISTRIBUTION PLAN
EIS also serves as distributor of the Fund’s shares. The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class 2 shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class 2 shares.

5. INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended December 31, 2007:

Cost of Purchases		Proceeds from Sales

U.S.	Non-U.S.	U.S.	Non-U.S.
Government	Government	Government	Government

$76,306,177	$93,923,866	$97,139,722	$83,012,684

During the year ended December 31, 2007, the Fund loaned securities to certain brokers. At December 31, 2007, the value of securities on loan and the total value of collateral received for securities loaned amounted to $12,421,866 and $12,743,902, respectively.

On December 31, 2007, the aggregate cost of securities for federal income tax purposes was $95,230,170. The gross unrealized appreciation and depreciation on securities based on tax cost was $2,827,114 and $3,341,650, respectively, with a net unrealized depreciation of $514,536.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of December 31, 2007, the Fund incurred and will elect to defer post-October losses of $1,618,212.

The Fund’s income and excise tax returns and all financial records supporting those returns are subject to examination by the federal, Massachusetts and Deleware revenue authorities for all taxable years beginning after December 31, 2003.

6. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended December 31, 2007, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS
As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed	Unrealized	Post-October	Temporary Book/
Ordinary Income	Depreciation	Losses	Tax Differences

$1,387,398	$511,596	$1,618,212	$(2,804)

24

NOTES TO FINANCIAL STATEMENTS continued

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended December 31,

	2007	2006

Ordinary Income	$ 4,151,813	$ 3,002,503
Long-term Capital Gain	808,072	0

8. EXPENSE REDUCTIONS
Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES
Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT
The Fund and certain other Evergreen funds share in an unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee on the unused balance, which is allocated pro rata. The credit facility is for $100 million with an annual commitment fee of 0.08% . During the year ended December 31, 2007, the Fund had no borrowings.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS
Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, EIS, ESC (collectively, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and paid approximately $32 million in disgorgement and

25

NOTES TO FINANCIAL STATEMENTS continued

penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

12. NEW ACCOUNTING PRONOUNCEMENTS
In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48,  Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109 (“FIN 48”). FIN 48 supplements FASB 109 by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The Fund’s financial statements have not been impacted by the adoption of FIN 48. However, the conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from FASB, and on-going analysis of tax laws, regulations, and interpretations thereof.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Variable Annuity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen VA Diversified Income Builder Fund (formerly Evergreen VA Strategic Income Fund), a series of the Evergreen Variable Annuity Trust, as of December 31, 2007 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen VA Diversified Income Builder Fund as of December 31, 2007, the results of its operations, changes in its net assets and finan-cial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 13, 2008

27

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS
Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $808,072 for the fiscal year ended December 31, 2007.

For corporate shareholders, 1.72% of ordinary income dividends paid during the fiscal year ended December 31, 2007 qualified for the dividends received deduction.

28

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT
Each year, the Fund’s Board of Trustees is required to consider whether to continue in place the Fund’s investment advisory agreement. In September 2007, the Trustees, including a majority of the Trustees who are not interested persons (as that term is defined in the 1940 Act) of the Fund or of EIMC, approved the continuation of the Fund’s investment advisory agreement. (References below to the “Fund” are to Evergreen VA Diversified Income Builder Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds, and the description below refers in many cases to the Trustees’ process and conclusions in connection with their consideration of this matter for all of the funds. (See “Certain Fund-Specific Considerations” below for a discussion regarding certain factors considered by the Trustees relating specifically to the Fund.) In all of its deliberations, the Board of Trustees and the disinterested Trustees were advised by independent counsel to the disinterested Trustees and counsel to the funds.

The review process. The 1940 Act requires that the Board of Trustees request and evaluate, and that EIMC and any sub-advisors furnish, such information as may reasonably be necessary to evaluate the terms of a fund’s advisory agreement. The review process began at the time of the last advisory contract-renewal process in September 2006. In the course of that process, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the following months, the Trustees reviewed information relating to any changes in the performance of those funds and/or any changes in the investment process or the investment teams responsible for the management of the funds. In addition, during the course of the year, the Trustees reviewed information regarding the investment performance of all of the funds and identified additional funds that they believed warranted further attention based on performance since September 2006.

In spring 2007, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review and set a timeline detailing the information required and the dates for its delivery to the Trustees. The independent data provider Keil Fiduciary Strategies LLC (“Keil”) was engaged to provide fund-specific and industry-wide data to the Board containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the disinterested Trustees, the information provided by EIMC in response to the Committee’s requests and the information provided by Keil. The Trustees formed small committees to review individual funds in greater detail. In addition, the Trustees requested information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams,

29

ADDITIONAL INFORMATION (unaudited) continued

and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone to consider the information provided by EIMC. The Committee met with representatives of EIMC in early September. At a meeting of the full Board of Trustees later in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC, engaged in further review of the materials provided to them, and approved the continuation of each of the advisory and sub-advisory agreements.

The disinterested Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with legal counsel at which no personnel of EIMC were present. In considering the continuation of the agreement, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the Evergreen mutual funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate; although the Trustees considered the continuation of the agreement as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreement for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the disinterested Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, the Board receives a wide variety of information regarding the services performed by EIMC, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2006, and recent changes in compliance personnel at EIMC, including the appointment of a new Chief Compliance Officer for the funds.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer

30

ADDITIONAL INFORMATION (unaudited) continued

mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by the independent industry consultant in reviewing the information presented to them.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIS, an affiliate of EIMC, serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees took into account administrative fees paid by the funds and those other mutual funds. The Board considered that EIS serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions who hold fund shares in omnibus accounts, and that Wachovia Securities, LLC and its affiliates receive such payments from the funds in respect of client accounts they hold in omnibus arrangements, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for the funds.

Nature and quality of the services provided. The Trustees considered that EIMC and its affili-ates generally provide a comprehensive investment management service to the funds. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC were consistent with its duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds

31

ADDITIONAL INFORMATION (unaudited) continued

generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIS under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive.

Certain Fund-specific considerations. The Trustees noted that, for the one-year period ended December 31, 2006, the Fund’s Class 1 shares had underperformed the broad-based securities index against which the Trustees compared the Fund’s performance and performed in the third quintile of the funds against which the Trustees compared the Fund’s performance. The Trustees noted that, for the three-year period ended December 31, 2006, the Fund’s Class 1 shares had underperformed the broad-based securities index against which the Trustees compared the Fund’s performance and a majority of the funds against which the Trustees compared the Fund’s performance. The Trustees also noted that, for the five-year period ended December 31, 2006, the Fund’s Class 1 shares had outperformed the broad-based securities index against which the Trustees compared the Fund’s performance and a majority of the funds against which the Trustees compared the Fund’s performance. The Trustees noted that the Fund had experienced a recent change in portfolio management and that it would likely be premature to judge whether or not that change has positively impacted performance.

The Trustees noted that the Fund’s management fee was lower than the management fee paid by each of the funds against which the Trustees compared the Fund’s management fee and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted that economies of scale would likely be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, but concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

32

ADDITIONAL INFORMATION (unaudited) continued

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

33

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35

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III	Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover
Trustee	Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The
DOB: 10/23/1934	Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and
Term of office since: 1991	Treasurer, State Street Research & Management Company (investment advice)
Other directorships: None

K. Dun Gifford	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee,
Trustee	Treasurer and Chairman of the Finance Committee, Cambridge College
DOB: 10/23/1938
Term of office since: 1974
Other directorships: None

Dr. Leroy Keith, Jr.	Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix
Trustee	Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington
DOB: 2/14/1939	Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former
Term of office since: 1983	Director, Lincoln Educational Services
Other directorships: Trustee,
Phoenix Fund Complex (consisting
of 60 portfolios as of 12/31/2006)

Carol A. Kosel[1]	Former Consultant to the Evergreen Boards of Trustees; Former Senior Vice President,
Trustee	Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur
DOB: 12/25/1963	Securities Fund
Term of office since: 2008
Other directorships: None

Gerald M. McDonnell	Former Manager of Commercial Operations, CMC Steel (steel producer)
Trustee
DOB: 7/14/1939
Term of office since: 1988
Other directorships: None

Patricia B. Norris	President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President
Trustee	and Director of Phillips Pond Homes Association (home community); Former Partner,
DOB: 4/9/1948	PricewaterhouseCoopers, LLP (independent registered public accounting firm)
Term of office since: 2006
Other directorships: None

William Walt Pettit	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.
Trustee	(packaging company); Member, Superior Land, LLC (real estate holding company), Member,
DOB: 8/26/1955	K&P Development, LLC (real estate development); Former Director, National Kidney Foundation
Term of office since: 1988	of North Carolina, Inc. (non-profit organization)
Other directorships: None

David M. Richardson	President, Richardson, Runden LLC (executive recruitment business development/consulting
Trustee	company); Consultant, Kennedy Information, Inc. (executive recruitment information and
DOB: 9/19/1941	research company); Consultant, AESC (The Association of Executive Search Consultants);
Term of office since: 1982	Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP
Other directorships: None	(communications)

Dr. Russell A. Salton III	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource
Trustee	Associates, Inc.
DOB: 6/2/1947
Term of office since: 1984
Other directorships: None

36

TRUSTEES AND OFFICERS continued

Michael S. Scofield	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded
Trustee	Media Corporation (multi-media branding company)
DOB: 2/20/1943
Term of office since: 1984
Other directorships: None

Richard J. Shima	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former
Trustee	Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee,
DOB: 8/11/1939	Saint Joseph College (CT)
Term of office since: 1993
Other directorships: None

Richard K. Wagoner, CFA[2]	Member and Former President, North Carolina Securities Traders Association; Member, Financial
Trustee	Analysts Society
DOB: 12/12/1937
Term of office since: 1999
Other directorships: None

OFFICERS
Dennis H. Ferro[3]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Jeremy DePalma[4]	Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC;
Treasurer	Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President,
DOB: 2/5/1974	Evergreen Investment Services, Inc.
Term of office since: 2005

Michael H. Koonce[4]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment
DOB: 4/20/1960	Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and
Term of office since: 2000	Assistant General Counsel, Wachovia Corporation

Robert Guerin[4]	Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of
Chief Compliance Officer	Evergreen Investments Co, Inc; Former Managing Director and Senior Compliance Officer,
DOB: 9/20/1965	Babson Capital Management LLC; Former Principal and Director, Compliance and Risk
Term of office since: 2007	Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice
Compliance, Deutsche Asset Management.

1 Each Trustee, except Mses. Kosel and Norris, serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. As new Trustees, Ms. Kosel’s and Ms. Norris’ initial terms end December 31, 2010 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee, except Ms. Kosel, oversaw 93 Evergreen funds as of December 31, 2007. Ms. Kosel became a Trustee on January 1, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2 Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

37

INVESTMENTS THAT STAND THE TEST OF TIME

At Evergreen Investments, we remain steadfastly dedicated to four core principles that lead to success in today's financial world.

- **Leadership**—With more than $274 billion in assets as of December 31, 2007, Evergreen Investments has the scale and resources to help investors and financial professionals succeed.
- **Excellence**—Our investments are built for long-term performance, through strategies designed in an effort to outperform their benchmarks and peers over a full market cycle.
- **Experience**—Our investment teams operate independently, performing their own original research, across a full range of investment disciplines.
- **Commitment**—We are dedicated to working with financial professionals, crafting innovative solutions that meet your needs and translate into successful investor-advisor partnerships.

Visit us online at **EvergreenInvestments.com**

FOR MORE INFORMATION

Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the ninth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. For 2007, Evergreen was ranked fifth overall out of 32 participating companies.

560866 rv5 2/2008

Evergreen Investments℠
MUTUAL FUNDS

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034

560866  rv5    2/2008

Evergreen VA Fundamental Large Cap Fund

Evergreen

VA FUNDAMENTAL LARGE CAP FUND

Annual Report
as of December 31, 2007

Evergreen Investments℠
MUTUAL FUNDS

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	ABOUT YOUR FUND’S EXPENSES
7	FINANCIAL HIGHLIGHTS
9	SCHEDULE OF INVESTMENTS
13	STATEMENT OF ASSETS AND LIABILITIES
14	STATEMENT OF OPERATIONS
15	STATEMENTS OF CHANGES IN NET ASSETS
16	NOTES TO FINANCIAL STATEMENTS
22	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
23	ADDITIONAL INFORMATION
32	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2008, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

LETTER TO SHAREHOLDERS
February 2008

Dennis H. Ferro
President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen VA Fundamental Large Cap Fund for the twelve-month period ended December 31, 2007.

Investors in domestic equity and fixed income markets faced challenging, and increasingly stormy, conditions during 2007. Riding the momentum of an expanding economy and growing corporate profits, stocks maintained their robust rally during the first half of the year. The second half of the year, however, presented a much different environment, as fears grew about the overall economic effects of weakness in the housing industry and a widening credit crisis that began with the meltdown of the subprime mortgage market. Stock performance was volatile throughout the year’s second half. As worries grew about a slowing of the nation’s economic expansion and a deceleration of corporate profit growth, large capitalization stocks tended to be preferred over smaller cap stocks, while growth stocks maintained a performance edge over value stocks. By the end of the year, most major market indexes reported modest but positive results for the twelve-month period, although some value benchmarks were negative. Equity markets outside the U.S. continued to outperform domestic markets even as foreign markets also became more volatile, despite evidence of persistently solid growth in the global economy. In the domestic fixed income market, the problems in the subprime mortgage market led to a general flight to quality in the final months of 2007. Treasury prices rose and their yields declined as investors sought out the highest-quality investments and tried to avoid credit risk. The yield spreads

1

LETTER TO SHAREHOLDERS continued

between Treasuries and lower-rated securities widened as corporate bonds and many asset-backed securities fell out of favor.

The U.S. economy appeared to maintain its growth path early in 2007, with robust export activity and healthy business investment spending offsetting declines in residential home values. Despite the credit crisis and the housing slump, Gross Domestic Product grew by approximately 4.0% from April through September. The economy, however, slowed noticeably in the closing months of the year. The combination of mortgage-related weakness, higher energy prices and tighter lending standards limited both consumer spending and business investment. Operating earnings of companies in the S&P 500 declined for the third quarter of the year, principally because of massive write-downs by major corporations, most notably in the Financials sector. Faced with growing evidence of the economy’s slowing, the Federal Reserve Board began adding liquidity to the nation’s financial system, cutting the target fed funds rate from 5.25% to 4.25% in the final months of the year. At the start of 2008, officials in Washington also began considering fiscal actions, either through tax cuts or new spending, to re-invigorate the economy.

Against this backdrop, portfolio managers of Evergreen’s Variable Annuity Funds maintained strategies consistent with each fund’s goal and the asset class in which the fund invests. Managers of equity-oriented portfolios tended to focus on growth, while the professionals

2

LETTER TO SHAREHOLDERS continued

supervising fixed income portfolios sought total return and current income.

We believe the experiences in the investment markets during the past twelve months have underscored the value of a well diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, regarding the firm’s recent settlement with the Securities and Exchange Commission (SEC) and prior settlement with the Financial Industry Regulatory Authority (FINRA).

3

FUND AT A GLANCE
as of December 31, 2007

MANAGEMENT TEAM
Investment Advisor:
• Evergreen Investment Management Company, LLC

Portfolio Managers:
• Walter T. McCormick, CFA
• Emory Sanders, Jr., CFA

PERFORMANCE AND RETURNS

Portfolio inception date: 3/1/1996
	Class 1	Class 2
Class inception date	3/1/1996	7/31/2002

Average annual return

1-year	8.29%	8.01%

5-year	13.58%	13.29%

10-year	5.69%	5.55%

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, please call 1.800.321.9332. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions, but does not reflect contract, policy, or separate account charges assessed by participating insurance companies.

Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered. The historical returns for Class 2 have not been adjusted to reflect the effect of the class’ 12b-1 fee. The fund incurs a 12b-1 fee of 0.25% for Class 2. Class 1 does not pay a 12b-1 fee. If the fee had been reflected, returns for Class 2 would have been lower.

Returns reflect expense limits previously in effect, without which returns would have been lower.

LONG-TERM GROWTH

Comparison of a $10,000 investment in the Evergreen VA Fundamental Large Cap Fund Class 1 shares versus a similar investment in the S&P 500 Index (S&P 500) and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

4

PORTFOLIO MANAGER COMMENTARY

The fund’s Class 1 shares returned 8.29% for the twelve-month period ended December 31, 2007. During the same period, the S&P 500 returned 5.49% .

The fund’s objective is to seek capital growth with the potential for current income.

The fiscal year began with a continuation of the bull rally of the previous two years. Supported by persistent economic growth and healthy gains in corporate earnings, stocks moved higher over the first half of the year. Mounting concerns about the slumping housing market and the collapsing subprime mortgage industry, however, led to growing concerns about the general economy. These worries roiled the market in the final months of the year, with most equity benchmarks declining in the final quarter of 2007. We entered the year positioning the fund for a slowing of the economy, which was an environment that we thought, should benefit stable, large cap companies with consistent earnings growth and solid balance sheets. In a period of decelerating growth, we believed investors would seek out companies that were able to grow their earnings despite the economic backdrop. This approach did not help relative performance early in the year, but as evidence of an economic deceleration became more apparent in the summer and fall, the fund began consistently outperforming its benchmark. Throughout the year, we gradually repositioned the fund for a slowing economic environment. We reduced exposure to Consumer Discretionary and Financials stocks, while increasing positions in Consumer Staples and Information Technology. We also began to increase exposure to Health Care stocks.

Stock selection was the primary contributor to the fund’s performance. Two of the leading holdings were Consumer Discretionary stocks: Apollo Group and Amazon.com. We bought Apollo Group, an adult education company whose subsidiaries include the University of Phoenix, in 2006 when the stock had fallen to a low valuation. Since then, the company has dramatically improved its fundamentals and the stock appreciated by about 80% in 2007, although we took some profits and reduced our position near the end of the year. Amazon.com, the on-line retailer, demonstrated that its past investments in information technology could produce solid earnings improvements and the stock rebounded. We were not overweighted in Energy stocks, but we had excellent results from a diverse group of corporations, including oil field services company Schlumberger, whose stock rose by more than 50% in 2007, and exploration and production company Apache. Other Energy stocks that supported results included integrated oil companies such as Chevron, ConocoPhillips and ExxonMobil. Several other noteworthy contributors came from the Information Technology sector, including Google, the online search firm; Oracle, a leading producer of database software systems for large enterprises; software leader Microsoft; and semiconductor companies Intel and Texas Instruments. We also had good results from several Health Care companies, including CVS Caremark and Baxter International. Our underweight position in Financials also added to results, as did selections of strong performers such as T. Rowe Price, a mutual fund and investment management company, and State Street Corp., a custodian and manager of financial assets. Several positions in the Financials sector performed poorly, mostly because of problems emanating from the subprime mortgage market, which affected the credit markets in general. The fund’s position in Citigroup, which was forced to write down subprime-related assets on its balance sheet, was a major detractor. Other investments within the Financials sector that held back results included banks such as Bank of America and Wells Fargo and asset manager Legg Mason. Outside the Financials sector, holdings that hurt relative performance included biotechnology company Amgen, which suffered because of pressures on its highly profitable anemia franchise, and Timberland, which had problems in transition as it repositioned its line of products of boots and outdoors apparel.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

High yield, lower-rated bonds may contain more risk due to the increased possibility of default.

All data is as of December 31, 2007, and subject to change.

5

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

The example illustrates your fund’s costs in two ways:

• Actual expenses
The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes
The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, exchange fees or separate account charges assesed by participating insurance companies. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	7/1/2007	12/31/2007	Period*

Actual
Class 1	$ 1,000.00	$ 1,004.50	$ 3.79
Class 2	$ 1,000.00	$ 1,003.09	$ 5.05
Hypothetical
(5% return
before expenses)
Class 1	$ 1,000.00	$ 1,021.42	$ 3.82
Class 2	$ 1,000.00	$ 1,020.16	$ 5.09

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (0.75% for Class 1 and 1.00% for Class 2), multiplied by the average account value over the period, multiplied by 184 / 365 days.

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Year Ended December 31,

CLASS 1	2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 19.60	$ 17.89	$ 16.56	$ 15.34	$ 11.86

Income from investment operations
Net investment income (loss)	0.25	0.25	0.16	0.20	0.10
Net realized and unrealized gains or losses on investments	1.37	2.02	1.34	1.21	3.47

Total from investment operations	1.62	2.27	1.50	1.41	3.57

Distributions to shareholders from
Net investment income	(0.22)	(0.24)	(0.17)	(0.19)	(0.09)
Net realized gains	(1.67)	(0.32)	0	0	0

Total distributions to shareholders	(1.89)	(0.56)	(0.17)	(0.19)	(0.09)

Net asset value, end of period	$ 19.33	$ 19.60	$ 17.89	$ 16.56	$ 15.34

Total return[1]	8.29%	12.67%	9.01%	9.21%	30.14%

Ratios and supplemental data
Net assets, end of period (thousands)	$90,276	$112,413	$127,059	$94,461	$94,239
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.75%	0.74%	0.79%	0.91%	0.99%
Expenses excluding waivers/reimbursements and expense reductions	0.75%	0.74%	0.79%	0.91%	0.99%
Net investment income (loss)	1.09%	1.19%	0.99%	1.23%	1.18%
Portfolio turnover rate	21%	21%	29%	80%	30%

1Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements
7

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Year Ended December 31,

CLASS 2	2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 19.53	$ 17.83	$ 16.51	$ 15.30	$ 11.86

Income from investment operations
Net investment income (loss)	0.16	0.18	0.13	0.17	0.11
Net realized and unrealized gains or losses on investments	1.40	2.03	1.32	1.20	3.42

Total from investment operations	1.56	2.21	1.45	1.37	3.53

Distributions to shareholders from
Net investment income	(0.17)	(0.19)	(0.13)	(0.16)	(0.09)
Net realized gains	(1.67)	(0.32)	0	0	0

Total distributions to shareholders	(1.84)	(0.51)	(0.13)	(0.16)	(0.09)

Net asset value, end of period	$ 19.25	$ 19.53	$ 17.83	$ 16.51	$ 15.30

Total return[1]	8.01%	12.39%	8.75%	8.93%	29.77%

Ratios and supplemental data
Net assets, end of period (thousands)	$66,201	$65,913	$57,360	$37,721	$24,131
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.00%	0.99%	1.04%	1.16%	1.24%
Expenses excluding waivers/reimbursements and expense reductions	1.00%	0.99%	1.04%	1.16%	1.24%
Net investment income (loss)	0.83%	0.94%	0.74%	1.02%	1.12%
Portfolio turnover rate	21%	21%	29%	80%	30%

1Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

8

SCHEDULE OF INVESTMENTS

December 31, 2007
	Shares	Value

COMMON STOCKS 99.7%
CONSUMER DISCRETIONARY 9.4%
Diversified Consumer Services 0.7%
Apollo Group, Inc., Class A *	16,276	$ 1,141,761

Internet & Catalog Retail 3.8%
Amazon.com, Inc. *	64,460	5,971,574

Media 1.5%
Omnicom Group, Inc.	48,941	2,326,166

Specialty Retail 1.3%
Best Buy Co., Inc.	38,266	2,014,705

Textiles, Apparel & Luxury Goods 2.1%
Timberland Co., Class A *	178,986	3,236,067

CONSUMER STAPLES 13.3%
Beverages 2.5%
Diageo plc	86,787	1,851,649
Diageo plc, ADR	6,152	528,026
PepsiCo, Inc.	20,937	1,589,118

		3,968,793

Food & Staples Retailing 3.5%
CVS Caremark Corp.	73,643	2,927,309
Whole Foods Market, Inc. (r)	64,680	2,638,944

		5,566,253

Food Products 1.2%
McCormick & Co., Inc.	48,592	1,842,123

Household Products 4.6%
Clorox Co.	28,327	1,846,071
Procter & Gamble Co.	72,833	5,347,399

		7,193,470

Tobacco 1.5%
Altria Group, Inc.	30,904	2,335,724

ENERGY 11.2%
Energy Equipment & Services 1.0%
Schlumberger, Ltd.	16,537	1,626,745

Oil, Gas & Consumable Fuels 10.2%
Apache Corp.	27,745	2,983,697
BP plc, ADR	23,860	1,745,836
Chevron Corp.	14,453	1,348,899
ConocoPhillips	28,941	2,555,490
Exxon Mobil Corp.	77,293	7,241,581

		15,875,503

See Notes to Financial Statements
9

SCHEDULE OF INVESTMENTS continued

December 31, 2007
	Shares	Value

COMMON STOCKS continued
FINANCIALS 17.4%
Capital Markets 5.2%
Goldman Sachs Group, Inc.	11,003	$ 2,366,195
Legg Mason, Inc.	41,327	3,023,070
State Street Corp.	18,849	1,530,539
T. Rowe Price Group, Inc.	19,405	1,181,377

		8,101,181

Commercial Banks 2.4%
Wells Fargo & Co.	123,538	3,729,612

Consumer Finance 1.0%
American Express Co.	30,900	1,607,418

Diversified Financial Services 5.3%
Apollo Global Management, LLC, Class A +	66,956	1,473,032
Citigroup, Inc.	148,477	4,371,163
JPMorgan Chase & Co.	54,918	2,397,171

		8,241,366

Insurance 3.5%
American International Group, Inc.	41,814	2,437,756
Hartford Financial Services Group, Inc.	16,916	1,474,906
Prudential Financial, Inc.	17,129	1,593,682

		5,506,344

HEALTH CARE 12.8%
Biotechnology 2.6%
Amgen, Inc. *	58,882	2,734,480
Biogen Idec, Inc. *	22,612	1,287,075

		4,021,555

Health Care Equipment & Supplies 2.5%
Baxter International, Inc.	34,906	2,026,293
Medtronic, Inc.	39,100	1,965,557

		3,991,850

Health Care Providers & Services 1.1%
WellPoint, Inc. *	20,720	1,817,766

Pharmaceuticals 6.6%
Abbott Laboratories	30,871	1,733,407
Bristol-Myers Squibb Co.	57,594	1,527,393
Johnson & Johnson	25,819	1,722,127
Novartis AG, ADR	40,411	2,194,721
Pfizer, Inc.	91,864	2,088,069
Wyeth	23,052	1,018,668

		10,284,385

See Notes to Financial Statements
10

SCHEDULE OF INVESTMENTS continued

December 31, 2007
	Shares	Value

COMMON STOCKS continued
INDUSTRIALS 7.2%
Aerospace & Defense 2.0%
Lockheed Martin Corp.	18,656	$ 1,963,731
United Technologies Corp.	14,188	1,085,949

		3,049,680

Air Freight & Logistics 1.5%
Expeditors International of Washington, Inc.	20,220	903,430
United Parcel Service, Inc., Class B	21,298	1,506,194

		2,409,624

Industrial Conglomerates 3.7%
General Electric Co.	158,122	5,861,583

INFORMATION TECHNOLOGY 24.3%
Communications Equipment 6.8%
Cisco Systems, Inc. *	164,411	4,450,605
QUALCOMM, Inc.	155,388	6,114,518

		10,565,123

Computers & Peripherals 1.9%
Dell, Inc. *	123,758	3,033,309

Internet Software & Services 5.0%
eBay, Inc. *	96,012	3,186,638
Google, Inc., Class A *	6,695	4,629,459

		7,816,097

IT Services 1.5%
Accenture, Ltd., Class A	20,522	739,408
Automatic Data Processing, Inc.	34,465	1,534,726

		2,274,134

Semiconductors & Semiconductor Equipment 4.1%
Altera Corp.	91,807	1,773,711
Intel Corp.	113,090	3,014,979
Texas Instruments, Inc.	49,307	1,646,854

		6,435,544

Software 5.0%
Microsoft Corp.	97,804	3,481,823
Oracle Corp. *	194,890	4,400,616

		7,882,439

MATERIALS 1.0%
Chemicals 1.0%
Air Products & Chemicals, Inc.	15,437	1,522,551

See Notes to Financial Statements
11

SCHEDULE OF INVESTMENTS continued

December 31, 2007
	Shares	Value

COMMON STOCKS continued
TELECOMMUNICATION SERVICES 2.2%
Diversified Telecommunication Services 2.2%
AT&T, Inc.	42,503	$ 1,766,425
Verizon Communications, Inc.	37,655	1,645,147

		3,411,572

UTILITIES 0.9%
Electric Utilities 0.9%
Exelon Corp.	17,133	1,398,738

Total Common Stocks (cost $121,011,838)		156,060,755

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED 1.8%
MUTUAL FUND SHARES 1.8%
AIM Short-Term Investments Trust Government & Agency Portfolio, Class I, 4.38% q
(cost $2,752,394)	2,752,394	2,752,394

SHORT-TERM INVESTMENTS 0.4%
MUTUAL FUND SHARES 0.4%
Evergreen Institutional U.S. Government Money Market Fund, Class I, 4.31% q ø
(cost $637,760)	637,760	637,760

Total Investments (cost $124,401,992) 101.9%		159,450,909
Other Assets and Liabilities (1.9%)		(2,974,199)

Net Assets 100.0%		$ 156,476,710

*	Non-income producing security
(r)	All or a portion of this security is on loan.
+	Security is deemed illiquid and is valued using market quotations when readily available, unless otherwise noted.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations
ADR American Depository Receipt

The following table shows the percent of total long-term investments by sector as of December 31, 2007:

Information Technology	24.3%
Financials	17.4%
Consumer Staples	13.4%
Health Care	12.9%
Energy	11.2%
Consumer Discretionary	9.4%
Industrials	7.3%
Telecommunication Services	2.2%
Materials	1.0%
Utilities	0.9%

100.0%

See Notes to Financial Statements
12

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

Assets
Investments in securities, at value (cost $123,764,232) including $2,611,200
of securities loaned	$ 158,813,149
Investments in affiliated money market fund, at value (cost $637,760)	637,760

Total investments	159,450,909
Foreign currency, at value (cost $36,010)	35,364
Receivable for Fund shares sold	569
Dividends receivable	180,955
Receivable for securities lending income	207

Total assets	159,668,004

Liabilities
Payable for Fund shares redeemed	415,283
Payable for securities on loan	2,752,394
Advisory fee payable	5,108
Distribution Plan expenses payable	917
Due to other related parties	881
Accrued expenses and other liabilities	16,711

Total liabilities	3,191,294

Net assets	$ 156,476,710

Net assets represented by
Paid-in capital	$ 127,516,767
Overdistributed net investment income	(12,656)
Accumulated net realized losses on investments	(6,075,672)
Net unrealized gains on investments	35,048,271

Total net assets	$ 156,476,710

Net assets consists of
Class 1	$ 90,275,661
Class 2	66,201,049

Total net assets	$ 156,476,710

Shares outstanding (unlimited number of shares authorized)
Class 1	4,670,736
Class 2	3,439,121

Net asset value per share
Class 1	$ 19.33
Class 2	$ 19.25

See Notes to Financial Statements
13

STATEMENT OF OPERATIONS

Year Ended December 31, 2007

Investment income
Dividends (net of foreign withholding taxes of $3,002)	$ 3,052,120
Income from affiliate	70,731
Securities lending	11,103

Total investment income	3,133,954

Expenses
Advisory fee	997,030
Distribution Plan expenses	168,963
Administrative services fee	170,070
Transfer agent fees	411
Trustees’ fees and expenses	3,651
Printing and postage expenses	30,660
Custodian and accounting fees	49,024
Professional fees	30,457
Other	4,739

Total expenses	1,455,005
Less: Expense reductions	(3,413)

Net expenses	1,451,592

Net investment income	1,682,362

Net realized and unrealized gains or losses on investments
Net realized gains on:
Securities	16,713,779
Foreign currency related transactions	1,493

Net realized gains on investments	16,715,272
Net change in unrealized gains or losses on investments	(4,433,032)

Net realized and unrealized gains or losses on investments	12,282,240

Net increase in net assets resulting from operations	$ 13,964,602

See Notes to Financial Statements
14

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2007		2006

Operations
Net investment income	$ 1,682,362		$ 1,985,400
Net realized gains on investments	16,715,272		11,888,132
Net change in unrealized gains or losses
on investments	(4,433,032)		7,163,682

Net increase in net assets resulting from
operations	13,964,602		21,037,214

Distributions to shareholders from
Net investment income
Class 1	(1,028,015)		(1,361,515)
Class 2	(576,298)		(632,977)
Net realized gains
Class 1	(7,316,048)		(1,804,545)
Class 2	(5,271,817)		(1,042,293)

Total distributions to shareholders	(14,192,178)		(4,841,330)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class 1	87,890	1,810,166	127,735	2,406,156
Class 2	266,857	5,522,567	492,145	9,264,028

	7,332,733		11,670,184

Net asset value of shares issued in
reinvestment of distributions
Class 1	428,076	8,344,063	160,442	3,166,060
Class 2	302,019	5,848,115	85,281	1,675,270

	14,192,178		4,841,330

Payment for shares redeemed
Class 1	(1,580,937)	(32,665,475)	(1,654,133)	(30,962,342)
Class 2	(504,924)	(10,481,481)	(418,961)	(7,837,550)

	(43,146,956)		(38,799,892)

Net decrease in net assets resulting
from capital share transactions	(21,622,045)		(22,288,378)

Total decrease in net assets	(21,849,621)		(6,092,494)
Net assets
Beginning of period	178,326,331		184,418,825

End of period	$ 156,476,710		$ 178,326,331

Overdistributed net investment income	$ (12,656)		$ (11,264)

See Notes to Financial Statements
15

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
Evergreen VA Fundamental Large Cap Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware statutory trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The Fund offers Class 1 and Class 2 shares at net asset value without a front-end sales charge or contingent deferred sales charge; however, Class 2 shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments
Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements
Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be

16

NOTES TO FINANCIAL STATEMENTS continued

subject to legal proceedings. The Fund will enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Foreign currency translation
All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

d. Securities lending
The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Security transactions and investment income
Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

f. Federal taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

g. Distributions
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to

17

NOTES TO FINANCIAL STATEMENTS continued

certain distributions received from litigation proceeds and overdistributed net investment income. During the year ended December 31, 2007, the following amounts were reclassified:

Paid-in capital	$(537,252)
Overdistributed net investment income	(79,441)
Accumulated net realized losses on investments	616,693

h. Class allocations
Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.70% and declining to 0.50% as the aggregate average daily net assets of the Fund and its retail counterpart, Evergreen Fundamental Large Cap Fund, increase. For the year ended December 31, 2007, the advisory fee was equivalent to 0.58% of the Fund’s average daily net assets.

The Fund may invest in Evergreen-managed money market funds, which are also advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund) increase.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

Wachovia Bank NA, through its securities lending division of Wachovia Global Securities Lending, acts as the securities lending agent for the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended December 31, 2007, the Fund paid brokerage commissions of $29,094 to Wachovia Securities, LLC.

18

NOTES TO FINANCIAL STATEMENTS continued

4. DISTRIBUTION PLAN
EIS also serves as distributor of the Fund’s shares. The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class 2 shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class 2 shares.

5. INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $35,841,013 and $68,430,158, respectively, for the year ended December 31, 2007.

During the year ended December 31, 2007, the Fund loaned securities to certain brokers. At December 31, 2007, the value of securities on loan and the total value of collateral received for securities loaned amounted to $2,611,200 and $2,752,394, respectively.

On December 31, 2007, the aggregate cost of securities for federal income tax purposes was $124,924,628. The gross unrealized appreciation and depreciation on securities based on tax cost was $39,431,527 and $4,905,246, respectively, with a net unrealized appreciation of $34,526,281.

As of December 31, 2007, the Fund had $5,553,036 in capital loss carryovers for federal income tax purposes with $4,633,670 expiring in 2009 and $919,366 expiring in 2010.

These losses are subject to certain limitations prescribed by the Internal Revenue Code. Utilization of these capital loss carryovers was limited during the year ended December 31, 2007 in accordance with income tax regulations.

For income tax purposes, currency losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of December 31, 2007, the Fund incurred and will elect to defer post-October currency losses of $491.

The Fund’s income and excise tax returns and all financial records supporting those returns are subject to examination by the federal, Massachusetts and Delaware revenue authorities for all taxable years beginning after December 31, 2003.

6. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended December 31, 2007, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS
As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Capital Loss
	Carryovers and	Temporary
Unrealized	Post-October	Book/Tax
Appreciation	Losses	Differences

$ 34,525,635	$ 5,553,527	$(12,165)

19

NOTES TO FINANCIAL STATEMENTS continued

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended December 31,

	2007	2006

Ordinary Income	$ 1,604,313	$ 2,000,924
Long-term Capital Gain	12,587,865	2,840,406

8. EXPENSE REDUCTIONS
Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES
Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT
The Fund and certain other Evergreen funds share in an unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee on the unused balance, which is allocated pro rata. The credit facility is for $100 million with an annual commitment fee of 0.08% . During the year ended December 31, 2007, the Fund had no borrowings.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS
Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, EIS, ESC (collectively, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and paid approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC

20

NOTES TO FINANCIAL STATEMENTS continued

will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

12. NEW ACCOUNTING PRONOUNCEMENTS
In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48,  Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109 (“FIN 48”). FIN 48 supplements FASB 109 by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The Fund’s financial statements have not been impacted by the adoption of FIN 48. However, the conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from FASB, and on-going analysis of tax laws, regulations, and interpretations thereof.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157,  Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Variable Annuity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen VA Fundamental Large Cap Fund, a series of the Evergreen Variable Annuity Trust, as of December 31, 2007 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These finan-cial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen VA Fundamental Large Cap Fund as of December 31, 2007, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 13, 2008

22

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS
Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $12,587,865 for the fiscal year ended December 31, 2007.

For corporate shareholders, 100% of ordinary income dividends paid during the fiscal year ended December 31, 2007 qualified for the dividends received deduction.

23

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT
Each year, the Fund’s Board of Trustees is required to consider whether to continue in place the Fund’s investment advisory agreement. In September 2007, the Trustees, including a majority of the Trustees who are not interested persons (as that term is defined in the 1940 Act) of the Fund or of EIMC, approved the continuation of the Fund’s investment advisory agreement. (References below to the “Fund” are to Evergreen VA Fundamental Large Cap Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds, and the description below refers in many cases to the Trustees’ process and conclusions in connection with their consideration of this matter for all of the funds. (See “Certain Fund-Specific Considerations” below for a discussion regarding certain factors considered by the Trustees relating specifically to the Fund.) In all of its deliberations, the Board of Trustees and the disinterested Trustees were advised by independent counsel to the disinterested Trustees and counsel to the funds.

The review process. The 1940 Act requires that the Board of Trustees request and evaluate, and that EIMC and any sub-advisors furnish, such information as may reasonably be necessary to evaluate the terms of a fund’s advisory agreement. The review process began at the time of the last advisory contract-renewal process in September 2006. In the course of that process, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the following months, the Trustees reviewed information relating to any changes in the performance of those funds and/or any changes in the investment process or the investment teams responsible for the management of the funds. In addition, during the course of the year, the Trustees reviewed information regarding the investment performance of all of the funds and identified additional funds that they believed warranted further attention based on performance since September 2006.

In spring 2007, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review and set a timeline detailing the information required and the dates for its delivery to the Trustees. The independent data provider Keil Fiduciary Strategies LLC (“Keil”) was engaged to provide fund-specific and industry-wide data to the Board containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the disinterested Trustees, the information provided by EIMC in response to the Committee’s requests and the information provided by Keil. The Trustees formed small committees to review individual funds in greater detail. In addition, the Trustees requested information regarding,

24

ADDITIONAL INFORMATION (unaudited) continued

among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone to consider the information provided by EIMC. The Committee met with representatives of EIMC in early September. At a meeting of the full Board of Trustees later in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC, engaged in further review of the materials provided to them, and approved the continuation of each of the advisory and sub-advisory agreements.

The disinterested Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with legal counsel at which no personnel of EIMC were present. In considering the continuation of the agreement, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the Evergreen mutual funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate; although the Trustees considered the continuation of the agreement as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreement for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the disinterested Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, the Board receives a wide variety of information regarding the services performed by EIMC, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2006, and recent changes in compliance personnel at EIMC, including the appointment of a new Chief Compliance Officer for the funds.

25

ADDITIONAL INFORMATION (unaudited) continued

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by the independent industry consultant in reviewing the information presented to them.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIS, an affiliate of EIMC, serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees took into account administrative fees paid by the funds and those other mutual funds. The Board considered that EIS serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions who hold fund shares in omnibus accounts, and that Wachovia Securities, LLC and its affiliates receive such payments from the funds in respect of client accounts they hold in omnibus arrangements, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for the funds.

Nature and quality of the services provided. The Trustees considered that EIMC and its affili-ates generally provide a comprehensive investment management service to the funds. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC were consistent with its duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

26

ADDITIONAL INFORMATION (unaudited) continued

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIS under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive.

Certain Fund-specific considerations. The Trustees noted that, for the one-year period ended December 31, 2006, the Fund’s Class 1 shares had underperformed the Fund’s benchmark index, the S&P 500 Index, and a majority of the funds against which the Trustees compared the Fund’s performance. The Trustees noted that, for the three- and ten-year periods ended December 31, 2006, the Fund’s Class 1 shares had underperformed the Fund’s benchmark index but outperformed a majority of the funds against which the Trustees compared the Fund’s performance. The Trustees noted that, for the five-year period ended December 31, 2006, the Fund’s Class 1 shares had outperformed the Fund’s benchmark index and a majority of the funds against which the Trustees compared the Fund’s performance. The Trustees noted that the Fund had recently under-performed but that the Fund had a favorable performance record for longer periods and that EIMC remained confident in the Fund’s investment approach and investment management team.

The Trustees noted that the management fee paid by the Fund was lower than the management fees paid by a majority of the funds against which the Trustees compared the Fund’s management fee and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

The Trustees considered the investment performance of other accounts managed by EIMC and its affiliates to which EIMC or its affiliates provide advisory services that are comparable to the

27

ADDITIONAL INFORMATION (unaudited) continued

advisory services they provide to the Fund and concluded that the performance of those accounts did not reflect any substantial difference in the quality of the service provided by EIMC and its affiliates to those accounts.

Economies of scale. The Trustees noted that economies of scale would likely be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, but concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

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31

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III	Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover
Trustee	Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The
DOB: 10/23/1934	Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and
Term of office since: 1991	Treasurer, State Street Research & Management Company (investment advice)
Other directorships: None

K. Dun Gifford	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee,
Trustee	Treasurer and Chairman of the Finance Committee, Cambridge College
DOB: 10/23/1938
Term of office since: 1974
Other directorships: None

Dr. Leroy Keith, Jr.	Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix
Trustee	Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington
DOB: 2/14/1939	Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former
Term of office since: 1983	Director, Lincoln Educational Services
Other directorships: Trustee,
Phoenix Fund Complex (consisting
of 60 portfolios as of 12/31/2006)

Carol A. Kosel[1]	Former Consultant to the Evergreen Boards of Trustees; Former Senior Vice President,
Trustee	Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur
DOB: 12/25/1963	Securities Fund
Term of office since: 2008
Other directorships: None

Gerald M. McDonnell	Former Manager of Commercial Operations, CMC Steel (steel producer)
Trustee
DOB: 7/14/1939
Term of office since: 1988
Other directorships: None

Patricia B. Norris	President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President
Trustee	and Director of Phillips Pond Homes Association (home community); Former Partner,
DOB: 4/9/1948	PricewaterhouseCoopers, LLP (independent registered public accounting firm)
Term of office since: 2006
Other directorships: None

William Walt Pettit	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.
Trustee	(packaging company); Member, Superior Land, LLC (real estate holding company), Member,
DOB: 8/26/1955	K&P Development, LLC (real estate development); Former Director, National Kidney Foundation
Term of office since: 1988	of North Carolina, Inc. (non-profit organization)
Other directorships: None

David M. Richardson	President, Richardson, Runden LLC (executive recruitment business development/consulting
Trustee	company); Consultant, Kennedy Information, Inc. (executive recruitment information and
DOB: 9/19/1941	research company); Consultant, AESC (The Association of Executive Search Consultants);
Term of office since: 1982	Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP
Other directorships: None	(communications)

Dr. Russell A. Salton III	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource
Trustee	Associates, Inc.
DOB: 6/2/1947
Term of office since: 1984
Other directorships: None

32

TRUSTEES AND OFFICERS continued

Michael S. Scofield	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded
Trustee	Media Corporation (multi-media branding company)
DOB: 2/20/1943
Term of office since: 1984
Other directorships: None

Richard J. Shima	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former
Trustee	Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee,
DOB: 8/11/1939	Saint Joseph College (CT)
Term of office since: 1993
Other directorships: None

Richard K. Wagoner, CFA[2]	Member and Former President, North Carolina Securities Traders Association; Member, Financial
Trustee	Analysts Society
DOB: 12/12/1937
Term of office since: 1999
Other directorships: None

OFFICERS
Dennis H. Ferro[3]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Jeremy DePalma[4]	Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC;
Treasurer	Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President,
DOB: 2/5/1974	Evergreen Investment Services, Inc.
Term of office since: 2005

Michael H. Koonce[4]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment
DOB: 4/20/1960	Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and
Term of office since: 2000	Assistant General Counsel, Wachovia Corporation

Robert Guerin[4]	Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of
Chief Compliance Officer	Evergreen Investments Co, Inc; Former Managing Director and Senior Compliance Officer,
DOB: 9/20/1965	Babson Capital Management LLC; Former Principal and Director, Compliance and Risk
Term of office since: 2007	Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice
Compliance, Deutsche Asset Management.

1 Each Trustee, except Mses. Kosel and Norris, serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. As new Trustees, Ms. Kosel’s and Ms. Norris’ initial terms end December 31, 2010 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee, except Ms. Kosel, oversaw 93 Evergreen funds as of December 31, 2007. Ms. Kosel became a Trustee on January 1, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2 Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

33

INVESTMENTS THAT STAND THE TEST OF TIME

At Evergreen Investments, we remain steadfastly dedicated to four core principles that lead to success in today's financial world.

- **Leadership**—With more than $274 billion in assets as of December 31, 2007, Evergreen Investments has the scale and resources to help investors and financial professionals succeed.
- **Excellence**—Our investments are built for long-term performance, through strategies designed in an effort to outperform their benchmarks and peers over a full market cycle.
- **Experience**—Our investment teams operate independently, performing their own original research, across a full range of investment disciplines.
- **Commitment**—We are dedicated to working with financial professionals, crafting innovative solutions that meet your needs and translate into successful investor-advisor partnerships.

Visit us online at **EvergreenInvestments.com**

FOR MORE INFORMATION

Evergreen Express Line 800.346.3858

Evergreen Investor Services 800.343.2898

For the ninth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. For 2007, Evergreen was ranked fifth overall out of 32 participating companies.

560858 rv5 2/2008

Evergreen Investments™
MUTUAL FUNDS

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034

560858  rv5    2/2008

Evergreen VA Growth Fund

Evergreen

VA GROWTH FUND

Annual Report
as of December 31, 2007

Evergreen Investments[SM]
MUTUAL FUNDS

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	ABOUT YOUR FUND’S EXPENSES
7	FINANCIAL HIGHLIGHTS
9	SCHEDULE OF INVESTMENTS
15	STATEMENT OF ASSETS AND LIABILITIES
16	STATEMENT OF OPERATIONS
17	STATEMENTS OF CHANGES IN NET ASSETS
18	NOTES TO FINANCIAL STATEMENTS
24	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
25	ADDITIONAL INFORMATION
32	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2008, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

LETTER TO SHAREHOLDERS

February 2008

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen VA Growth Fund for the twelve-month period ended December 31, 2007.

Investors in domestic equity and fixed income markets faced challenging, and increasingly stormy, conditions during 2007. Riding the momentum of an expanding economy and growing corporate profits, stocks maintained their robust rally during the first half of the year. The second half of the year, however, presented a much different environment, as fears grew about the overall economic effects of weakness in the housing industry and a widening credit crisis that began with the meltdown of the subprime mortgage market. Stock performance was volatile throughout the year’s second half. As worries grew about a slowing of the nation’s economic expansion and a deceleration of corporate profit growth, large capitalization stocks tended to be preferred over smaller cap stocks, while growth stocks maintained a performance edge over value stocks. By the end of the year, most major market indexes reported modest but positive results for the twelve-month period, although some value benchmarks were negative. Equity markets outside the U.S. continued to outperform domestic markets even as foreign markets also became more volatile, despite evidence of persistently solid growth in the global economy. In the domestic fixed income market, the problems in the subprime mortgage market led to a general flight to quality in the final months of 2007. Treasury prices rose and their yields declined as investors sought out the highest-quality investments and tried to avoid credit risk. The yield spreads

LETTER TO SHAREHOLDERS continued

between Treasuries and lower-rated securities widened as corporate bonds and many asset-backed securities fell out of favor.

The U.S. economy appeared to maintain its growth path early in 2007, with robust export activity and healthy business investment spending offsetting declines in residential home values. Despite the credit crisis and the housing slump, Gross Domestic Product grew by approximately 4.0% from April through September. The economy, however, slowed noticeably in the closing months of the year. The combination of mortgage-related weakness, higher energy prices and tighter lending standards limited both consumer spending and business investment. Operating earnings of companies in the S&P 500 declined for the third quarter of the year, principally because of massive write-downs by major corporations, most notably in the Financials sector. Faced with growing evidence of the economy’s slowing, the Federal Reserve Board began adding liquidity to the nation’s financial system, cutting the target fed funds rate from 5.25% to 4.25% in the final months of the year. At the start of 2008, officials in Washington also began considering fiscal actions, either through tax cuts or new spending, to re-invigorate the economy.

Against this backdrop, portfolio managers of Evergreen’s Variable Annuity Funds maintained strategies consistent with each fund’s goal and the asset class in which the fund invests. Managers of equity-oriented portfolios tended to focus on growth, while the professionals

LETTER TO SHAREHOLDERS continued

supervising fixed income portfolios sought total return and current income.

We believe the experiences in the investment markets during the past twelve months have underscored the value of a well diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, regarding the firm’s recent settlement with the Securities and Exchange Commission (SEC) and prior settlement with the Financial Industry Regulatory Authority (FINRA).

FUND AT A GLANCE

as of December 31, 2007

MANAGEMENT TEAM

Investment Advisor:

• Evergreen Investment Management Company, LLC

Portfolio Managers:

• Jeffrey S. Drummond, CFA

• Linda Z. Freeman, CFA

• Paul Carder, CFA

• Jeffrey Harrison, CFA

• Edward Rick, CFA

PERFORMANCE AND RETURNS

Portfolio inception date: 3/3/1998

	Class 1	Class 2
Class inception date	3/3/1998	7/31/2002

Average annual return

1-year	11.05%	10.84%

5-year	15.76%	15.47%

Since portfolio inception	6.07%	5.92%

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, please call 1.800.321.9332. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions, but does not reflect contract, policy, or separate account charges assessed by participating insurance companies.

Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered. The historical returns for Class 2 have not been adjusted to reflect the effect of the class’ 12b-1 fee. The fund incurs a 12b-1 fee of 0.25% for Class 2. Class 1 does not pay a 12b-1 fee. If the fee had been reflected, returns for Class 2 would have been lower.

Returns reflect expense limits previously in effect, without which returns would have been lower.

LONG-TERM GROWTH

Comparison of a $10,000 investment in the Evergreen VA Growth Fund Class 1 shares versus a similar investment in the Russell 2000 Growth Index (Russell 2000 Growth) and the Consumer Price Index (CPI).

The Russell 2000 Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

PORTFOLIO MANAGER COMMENTARY

The fund’s Class 1 shares returned 11.05% for the twelve-month period ended December 31, 2007. During the same period, the Russell 2000 Growth returned 7.05%.

The fund’s objective is to seek long-term capital growth.

The fiscal year saw a turn in the investment environment. At the start of 2007, the economy appeared to be maintaining its brisk expansionary path, with corporate profits growing steadily. This led to continued strong performance throughout the equity markets. During the summer, however, increasing evidence appeared of a significant slowdown in housing and a looming crisis in the related subprime mortgage industry, raising concerns about the health of the overall economy. Stock performance became more volatile as the year progressed, even as the Federal Reserve Board lowered short-term interest rates and injected additional liquidity into the financial system. The final quarter of the year saw negative performance in most stock market indexes. For the full year, large cap companies tended to outperform smaller companies, with the growth style gaining a performance advantage over the value style. During the year, we made several notable changes in the fund’s overall positioning, cutting the exposure to Consumer Discretionary stocks because of the vulnerability of consumers to the slump in housing, the rapid rise in energy costs and the crisis in the subprime mortgage industry. We reduced holdings in hotels and restaurants and specialty retailers, in particular. We had been underweighted in the Financials sector, but we reduced our positions even further, primarily by paring back our investments in banks. We did, however, retain investments in diversified financials and capital markets related companies that we thought had less exposure to the housing and mortgage problems. At the same time, we added to our investments in Health Care, increasing positions in health care equipment and supply companies and in corporations providing specialized equipment and materials used in areas such as diagnostics and genetic testing. We saw Health Care as a potential opportunity because of the growth prospects of many companies and their attractive valuations after a prolonged period of underperformance relative to the overall market. In addition, we increased our exposure to Telecommunication Services companies, both in diversified telecommunication and in wireless services companies, where we saw the opportunity to invest in companies that offered sustainable earnings growth potential and that were selling at reasonable valuations.

The fund’s strong relative performance was driven primarily by good stock selection. The best-performing sector, relative to the index, was Health Care, where several holdings did excellent jobs executing their business plans and improving fundamentals. Moreover, several holdings were acquired by larger companies at premium prices, to the benefit of the Fund. Ventana Medical Systems, which produces specialized equipment for the analysis of cells, was purchased by a larger company. Illumina gained as it introduced several new products used in genetic testing procedures. In Information Technology, software company Concur Technologies performed well, while Opsware, another software company, was acquired by a larger corporation. In the internet and software services group, we had several strong performers, including aQuantive, which was acquired by Microsoft, as well as Vocus and NIC, Inc. In the Financials sector, Investors Financial contributed to performance as it was acquired by State Street Corp. Among our Industrials positions, several companies did well, including Manitowoc, which produces cranes used in the construction industry, and BE Aerospace, an aerospace and defense company that prospered from the increasing investments in commercial aerospace products.

Our holdings in Consumer Discretionary companies tended to detract the most from performance. Specialty retailers was a particularly weak area, even though we cut back our exposure to the group as signs of an economic slowdown appeared. Two of the biggest disappointments were Coldwater Creek and Citi Trends, two retailers specializing in women’s apparel. We sold both positions. In the hotels, restaurants and leisure group, restaurant chains McCormick & Schmick’s Seafood Restaurants and California Pizza Kitchen both held back performance, as customer traffic slowed, cutting into revenues. Our underweight positions in the Materials and Energy sectors also detracted from overall results, as both groups performed well for the year.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

The stocks of smaller companies may be more volatile than those of larger companies due to the higher risk of failure.

All data is as of December 31, 2007, and subject to change.

5

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

The example illustrates your fund’s costs in two ways:

  Actual expenses
  The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
  Hypothetical example for comparison purposes
  The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, exchange fees or separate account charges assessed by participating insurance companies. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	7/1/2007	12/31/2007	Period*

Actual
Class 1	$ 1,000.00	$ 985.95	$ 4.56
Class 2	$ 1,000.00	$ 985.16	$ 5.80
Hypothetical
(5% return
before expenses)
Class 1	$ 1,000.00	$ 1,020.62	$ 4.63
Class 2	$ 1,000.00	$ 1,019.36	$ 5.90

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (0.91% for Class 1 and 1.16% for Class 2), multiplied by the average account value over the period, multiplied by 184 / 365 days.

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 1	2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 15.60	$ 14.70	$ 13.80	$ 12.12	$ 8.72

Income from investment operations
Net investment income (loss)	(0.05)[1]	(0.08)	(0.09)[1]	(0.09)	(0.08)[1]
Net realized and unrealized gains or losses on investments	1.63	1.70	0.99	1.77	3.48

Total from investment operations	1.58	1.62	0.90	1.68	3.40

Distributions to shareholders from
Net realized gains	(3.15)	(0.72)	0	0	0
Tax basis return of capital	(0.01)	0	0	0	0

Total distributions to shareholders	(3.16)	(0.72)	0	0	0

Net asset value, end of period	$ 14.02	$ 15.60	$ 14.70	$ 13.80	$ 12.12

Total return[2]	11.05%	11.04%	6.52%	13.86%	38.99%

Ratios and supplemental data
Net assets, end of period (thousands)	$71,001	$75,079	$79,250	$24,221	$19,855
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.90%	0.88%	0.92%	0.96%	1.00%
Expenses excluding waivers/reimbursements and expense reductions	0.90%	0.88%	0.92%	0.96%	1.08%
Net investment income (loss)	(0.32%)	(0.50%)	(0.64%)	(0.74%)	(0.75%)
Portfolio turnover rate	112%	101%	142%	81%	118%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

2 Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

7

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 2	2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 15.41	$ 14.58	$ 13.72	$12.08	$ 8.71

Income from investment operations
Net investment income (loss)	(0.09)[1]	(0.12)	(0.12)[1]	(0.10)	(0.11)[1]
Net realized and unrealized gains or losses on investments	1.62	1.67	0.98	1.74	3.48

Total from investment operations	1.53	1.55	0.86	1.64	3.37

Distributions to shareholders from
Net realized gains	(3.15)	(0.72)	0	0	0
Tax basis return of capital	(0.01)	0	0	0	0

Total distributions to shareholders	(3.16)	(0.72)	0	0	0

Net asset value, end of period	$ 13.78	$ 15.41	$ 14.58	$13.72	$12.08

Total return[2]	10.84%	10.63%	6.27%	13.58%	38.69%

Ratios and supplemental data
Net assets, end of period (thousands)	$14,352	$14,636	$13,181	$4,960	$2,570
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.15%	1.13%	1.17%	1.21%	1.26%
Expenses excluding waivers/reimbursements and expense reductions	1.15%	1.13%	1.17%	1.21%	1.34%
Net investment income (loss)	(0.57%)	(0.75%)	(0.90%)	(0.99%)	(1.03%)
Portfolio turnover rate	112%	101%	142%	81%	118%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

2 Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

8

SCHEDULE OF INVESTMENTS

December 31, 2007

	Shares	Value

COMMON STOCKS 96.9%
CONSUMER DISCRETIONARY 7.4%
Hotels, Restaurants & Leisure 3.8%
California Pizza Kitchen, Inc. *	20,450	$ 318,407
Chipotle Mexican Grill, Inc., Class A *	3,500	514,745
Gaylord Entertainment Co. *	20,400	825,588
Great Wolf Resorts, Inc. *	39,000	382,590
Life Time Fitness, Inc. * (p)	13,149	653,242
McCormick & Schmick’s Seafood Restaurants, Inc. *	1,200	14,316
Pinnacle Entertainment, Inc. *	23,800	560,728

		3,269,616

Leisure Equipment & Products 0.9%
Callaway Golf Co	43,500	758,205

Media 1.3%
National CineMedia, Inc	46,200	1,164,702

Specialty Retail 0.6%
Conn’s, Inc. * (p)	29,600	506,456

Textiles, Apparel & Luxury Goods 0.8%
Iconix Brand Group, Inc. *	33,300	654,678

CONSUMER STAPLES 2.6%
Food & Staples Retailing 0.7%
Longs Drug Stores Corp	13,600	639,200

Food Products 1.1%
Hain Celestial Group, Inc. * (p)	28,000	896,000

Personal Products 0.8%
Bare Escentuals, Inc. * (p)	27,500	666,875

ENERGY 3.8%
Energy Equipment & Services 2.4%
Core Laboratories NV *	7,093	884,639
Oceaneering International, Inc. *	16,324	1,099,421
Tesco Corp. *	500	14,335

		1,998,395

Oil, Gas & Consumable Fuels 1.4%
PetroQuest Energy, Inc. *	38,300	547,690
World Fuel Services Corp	22,800	661,884

		1,209,574

FINANCIALS 4.2%
Capital Markets 2.9%
GFI Group, Inc. *	4,300	411,596
Greenhill & Co. (p)	10,137	673,908
KBW, Inc. * (p)	25,600	655,104
Stifel Financial Corp. *	13,700	720,209

		2,460,817

See Notes to Financial Statements

9

SCHEDULE OF INVESTMENTS continued

December 31, 2007

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Consumer Finance 1.0%
Dollar Financial Corp. *	27,300	$ 837,837

Diversified Financial Services 0.3%
MarketAxess Holdings, Inc. *	22,300	286,109

HEALTH CARE 25.5%
Biotechnology 3.2%
BioMarin Pharmaceutical, Inc. *	15,000	531,000
Cepheid *	23,700	624,495
Myriad Genetics, Inc. *	9,100	422,422
Onyx Pharmaceuticals, Inc. *	9,500	528,390
United Therapeutics Corp. *	6,600	644,490

		2,750,797

Health Care Equipment & Supplies 9.0%
Align Technology, Inc. *	27,700	462,036
ArthroCare Corp. * (p)	27,200	1,306,960
Hansen Medical, Inc. * (p)	15,800	473,052
Hologic, Inc. *	19,600	1,345,344
Immucor, Inc. *	20,750	705,292
Inverness Medical Innovations, Inc. *	18,500	1,039,330
Meridian Bioscience, Inc	28,000	842,240
NuVasive, Inc. *	15,200	600,704
Zoll Medical Corp. *	33,200	887,104

		7,662,062

Health Care Providers & Services 6.1%
Healthways, Inc. *	10,800	631,152
Inventiv Health, Inc. *	22,100	684,216
Pediatrix Medical Group, Inc. *	14,616	996,081
Psychiatric Solutions, Inc. *	33,822	1,099,215
Sun Healthcare Group, Inc. *	47,400	813,858
VCA Antech, Inc. *	21,845	966,204

		5,190,726

Health Care Technology 1.7%
Eclipsys Corp. *	36,400	921,284
Phase Forward, Inc. *	26,100	567,675

		1,488,959

Life Sciences Tools & Services 4.8%
AMAG Pharmaceuticals, Inc. *	8,600	517,118
Icon plc *	18,400	1,138,224
Illumina, Inc. *	18,300	1,084,458
PAREXEL International Corp. *	18,200	879,060
Sequenom, Inc. *	49,700	474,635

		4,093,495

See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS continued

December 31, 2007

	Shares	Value

COMMON STOCKS continued
HEALTH CARE continued
Pharmaceuticals 0.7%
Obagi Medical Products, Inc. *	33,000	$ 603,570

INDUSTRIALS 16.6%
Aerospace & Defense 4.9%
AAR Corp. *	19,700	749,191
ARGON ST, Inc. *	30,368	563,630
BE Aerospace, Inc. *	28,600	1,512,940
Hexcel Corp. * (p)	56,800	1,379,104

		4,204,865

Air Freight & Logistics 0.5%
Forward Air Corp	13,200	411,444

Airlines 0.8%
AirTran Holdings, Inc. * (p)	97,200	695,952

Commercial Services & Supplies 2.0%
Advisory Board Co. *	11,400	731,766
Interface, Inc., Class A	28,900	471,648
Steiner Leisure, Ltd. *	11,400	503,424

		1,706,838

Construction & Engineering 1.9%
Quanta Services, Inc. * (p)	60,300	1,582,272

Electrical Equipment 2.0%
General Cable Corp. *	11,600	850,048
Polypore International, Inc. *	50,100	876,750

		1,726,798

Machinery 4.0%
Albany International Corp., Class A	20,100	745,710
IDEX Corp	25,050	905,057
Manitowoc Co. Inc	22,500	1,098,675
RBC Bearings, Inc. *	15,900	691,014

		3,440,456

Trading Companies & Distributors 0.5%
Interline Brands, Inc. *	20,291	444,576

INFORMATION TECHNOLOGY 30.1%
Communications Equipment 4.0%
Adtran, Inc	29,400	628,572
Ceragon Networks, Ltd. *	49,500	489,555
Foundry Networks, Inc. *	52,400	918,048
Harmonic, Inc. *	65,800	689,584
NICE-Systems, Ltd., ADS *	21,100	724,152

		3,449,911

See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

December 31, 2007

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Computers & Peripherals 0.7%
Stratasys, Inc. *	22,646	$ 585,173

Electronic Equipment & Instruments 1.5%
Benchmark Electronics, Inc. *	40,122	711,363
Mellanox Technologies, Ltd. *	30,200	550,244

		1,261,607

Internet Software & Services 10.3%
Bankrate, Inc. * (p)	21,300	1,024,317
Constant Contact, Inc. * (p)	26,800	576,200
Digital River, Inc. *	8,800	291,016
Equinix, Inc. * (p)	10,778	1,089,332
InterNAP Network Services Corp. *	3,600	29,988
LivePerson, Inc. *	101,100	539,874
NIC, Inc	118,111	996,857
SAVVIS, Inc. * (p)	44,200	1,233,622
SonicWALL, Inc. *	43,000	460,960
SupportSoft, Inc. *	102,300	455,235
Switch & Data Facilities Co., Inc. *	41,200	660,024
ValueClick, Inc. *	28,400	621,960
Vocus, Inc. *	24,550	847,712

		8,827,097

Semiconductors & Semiconductor Equipment 7.5%
ANADIGICS, Inc. *	34,700	401,479
ATMI, Inc. *	53,961	1,740,242
FormFactor, Inc. *	21,700	718,270
NetLogic Microsystems, Inc. * (p)	28,300	911,260
PDF Solutions, Inc. *	41,200	371,212
Power Integrations, Inc. *	32,000	1,101,760
Tessera Technologies, Inc. *	27,000	1,123,200

		6,367,423

Software 6.1%
Blackboard, Inc. *	26,700	1,074,675
Bladelogic, Inc. *	12,600	372,582
Bottomline Technologies, Inc. *	47,200	660,800
Concur Technologies, Inc. *	27,364	990,850
Micros Systems, Inc. *	16,100	1,129,576
Ultimate Software Group, Inc. *	30,300	953,541

		5,182,024

MATERIALS 1.3%
Chemicals 0.7%
Cytec Industries, Inc	9,300	572,694

Metals & Mining 0.6%
Compass Minerals International, Inc	12,685	520,085

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

December 31, 2007

	Shares	Value

COMMON STOCKS continued
TELECOMMUNICATION SERVICES 5.4%
Diversified Telecommunication Services 3.8%
Cogent Communications Group, Inc. * (p)	30,400	$ 720,784
Paetec Holding Corp. *	115,600	1,127,100
Time Warner Telecom, Inc. *	67,000	1,359,430

		3,207,314

Wireless Telecommunication Services 1.6%
SBA Communcations Corp., Class A *	41,400	1,400,976

Total Common Stocks (cost $69,920,314)		82,725,578

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED 16.4%
MUTUAL FUND SHARES 1.2%
AIM Short-Term Investments Trust Government & Agency Portfolio, Class I,
4.38% q	1,003,555	1,003,555

	Principal
	Amount	Value

REPURCHASE AGREEMENTS ^ 15.2%
ABN Amro, Inc., 4.58%, dated 12/31/2007, maturing 01/02/2008, maturity value
$1,000,254	$ 1,000,000	1,000,000
Banc of America Securities, LLC, 4.57%, dated 12/31/2007, maturing 01/02/2008,
maturity value $2,000,508	2,000,000	2,000,000
BNP Paribas SA, 4.58%, dated 12/31/2007, maturing 01/02/2008, maturity value
$1,000,254	1,000,000	1,000,000
Cantor Fitzgerald & Co., 4.70%, dated 12/31/2007, maturing 01/02/2008, maturity
value $1,000,261	1,000,000	1,000,000
Credit Suisse First Boston, LLC, 4.58%, dated 12/31/2007, maturing 01/02/2008,
maturity value $2,000,509	2,000,000	2,000,000
Deutsche Bank Securities, Inc., 4.58%, dated 12/31/2007, maturing 01/02/2008,
maturity value $1,000,254	1,000,000	1,000,000
Dresdner Kleinwort Wasserstein Securities, LLC, 4.58%, dated 12/31/2007,
maturing 01/02/2008, maturity value $2,000,509	2,000,000	2,000,000
Lehman Brothers, Inc., 4.57%, dated 12/31/2007, maturing 01/02/2008, maturity
value $1,020,259	1,020,000	1,020,000
Merrill Lynch Pierce Fenner & Smith, Inc., 4.57%, dated 12/31/2007, maturing
01/02/2008, maturity value $2,000,508	2,000,000	2,000,000

		13,020,000

Total Investments of Cash Collateral from Securities Loaned
(cost $14,023,555)		14,023,555

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

December 31, 2007

	Shares	Value

SHORT-TERM INVESTMENTS 3.1%
MUTUAL FUND SHARES 3.1%
Evergreen Institutional Money Market Fund, Class I, 4.89% q ø
(cost $2,586,391)	2,586,391	$ 2,586,391

Total Investments (cost $86,530,260) 116.4%		99,335,524
Other Assets and Liabilities (16.4%)		(13,982,796)

Net Assets 100.0%		$ 85,352,728

*	Non-income producing security
(p)	All or a portion of this security is on loan.
q	Rate shown is the 7-day annualized yield at period end.
^	Collateral is pooled with the collateral of other Evergreen funds and allocated on a pro-rata basis into 111 issues of high grade short-term securities such that sufficient collateral is applied to the respective repurchase agreement.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations
ADS	American Depository Shares

The following table shows the percent of total long-term investments by sector as of December 31, 2007:

Information Technology	31.0%
Health Care	26.3%
Industrials	17.2%
Consumer Discretionary	7.7%
Telecommunication Services	5.6%
Financials	4.3%
Energy	3.9%
Consumer Staples	2.7%
Materials	1.3%

100.0%

See Notes to Financial Statements

14

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

Assets
Investments in securities, at value (cost $70,923,869) including $10,922,305 of
securities loaned	$ 83,729,133
Investments in repurchase agreements, at value (cost $13,020,000)	13,020,000
Investments in affiliated money market fund, at value (cost $2,586,391)	2,586,391

Total investments	99,335,524
Segregated cash	16,501
Receivable for securities sold	2,929,056
Receivable for Fund shares sold	5,533
Dividends receivable	15,433
Receivable for securities lending income	9,687

Total assets	102,311,734

Liabilities
Payable for securities purchased	2,822,897
Payable for Fund shares redeemed	75,903
Payable for securities on loan	14,040,056
Advisory fee payable	3,309
Distribution Plan expenses payable	199
Due to other related parties	561
Accrued expenses and other liabilities	16,081

Total liabilities	16,959,006

Net assets	$ 85,352,728

Net assets represented by
Paid-in capital	$ 73,070,784
Undistributed net investment loss	(2,010)
Accumulated net realized losses on investments	(521,310)
Net unrealized gains on investments	12,805,264

Total net assets	$ 85,352,728

Net assets consists of
Class 1	$ 71,000,864
Class 2	14,351,864

Total net assets	$ 85,352,728

Shares outstanding (unlimited number of shares authorized)
Class 1	5,063,045
Class 2	1,041,415

Net asset value per share
Class 1	$ 14.02
Class 2	$ 13.78

See Notes to Financial Statements

15

STATEMENT OF OPERATIONS

Year Ended December 31, 2007

Investment income
Dividends	$ 217,989
Income from affiliate	166,316
Securities lending	142,609

Total investment income	526,914

Expenses
Advisory fee	632,830
Distribution Plan expenses	37,131
Administrative services fee	90,138
Transfer agent fees	226
Trustees’ fees and expenses	4,485
Printing and postage expenses	33,016
Custodian and accounting fees	28,725
Professional fees	26,124
Other	3,167

Total expenses	855,842
Less: Expense reductions	(2,146)

Net expenses	853,696

Net investment loss	(326,782)

Net realized and unrealized gains or losses on investments
Net realized gains on investments	10,605,465
Net change in unrealized gains or losses on investments	(898,097)

Net realized and unrealized gains or losses on investments	9,707,368

Net increase in net assets resulting from operations	$ 9,380,586

See Notes to Financial Statements

16

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2007		2006

Operations
Net investment loss	$ (326,782)		$ (523,937)
Net realized gains on investments		10,605,465		6,790,122
Net change in unrealized gains or losses
on investments		(898,097)		2,780,670

Net increase in net assets resulting from
operations		9,380,586		9,046,855

Distributions to shareholders from
Net realized gains
Class 1		(14,231,694)		(4,035,219)
Class 2		(2,871,175)		(678,474)
Tax basis return of capital
Class 1		(57,455)		0
Class 2		(11,422)		0

Total distributions to shareholders		(17,171,746)		(4,713,693)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class 1	653,308	10,418,235	1,220,872	18,909,744
Class 2	8,836	134,118	128,574	1,944,973

		10,552,353		20,854,717

Net asset value of shares issued in
reinvestment of distributions
Class 1	1,013,752	14,289,149	260,505	4,035,219
Class 2	207,865	2,882,597	44,229	678,474

		17,171,746		4,713,693

Payment for shares redeemed
Class 1	(1,418,103)	(22,326,601)	(2,056,896)	(30,686,212)
Class 2	(124,846)	(1,969,347)	(127,528)	(1,930,014)

		(24,295,948)		(32,616,226)

Net increase (decrease) in net assets
resulting from capital share transactions		3,428,151		(7,047,816)

Total decrease in net assets		(4,363,009)		(2,714,654)
Net assets
Beginning of period		89,715,737		92,430,391

End of period	$ 85,352,728		$ 89,715,737

Undistributed net investment loss	$ (2,010)		$ (1,387)

See Notes to Financial Statements

17

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen VA Growth Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware statutory trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The Fund offers Class 1 and Class 2 shares at net asset value without a front-end sales charge or contingent deferred sales charge; however, Class 2 shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of

18

NOTES TO FINANCIAL STATEMENTS continued

default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

d. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date.

e. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

f. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net operating losses. During the year ended December 31, 2007, the following amounts were reclassified:

Paid-in capital	$ 81
Undistributed net investment loss	326,159
Accumulated net realized losses on investments	(326,240)

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

19

NOTES TO FINANCIAL STATEMENTS continued

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.70% and declining to 0.65% as the aggregate average daily net assets of the Fund and its retail counterpart, Evergreen Growth Fund, increase. For the year ended December 31, 2007, the advisory fee was equivalent to 0.70% of the Fund’s average daily net assets.

The Fund may invest in Evergreen-managed money market funds, which are also advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund) increase.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

Wachovia Bank NA, through its securities lending division of Wachovia Global Securities Lending, acts as the securities lending agent for the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended December 31, 2007, the Fund paid brokerage commissions of $4,261 to Wachovia Securities, LLC.

4. DISTRIBUTION PLAN

EIS also serves as distributor of the Fund’s shares. The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class 2 shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class 2 shares.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $98,061,427 and $111,129,704, respectively, for the year ended December 31, 2007.

During the year ended December 31, 2007, the Fund loaned securities to certain brokers. At December 31, 2007, the value of securities on loan and the total value of collateral received for securities loaned (including segregated cash) amounted to $10,922,305 and $14,040,056, respectively.

20

NOTES TO FINANCIAL STATEMENTS continued

On December 31, 2007, the aggregate cost of securities for federal income tax purposes was $86,690,560. The gross unrealized appreciation and depreciation on securities based on tax cost was $16,335,502 and $3,690,538, respectively, with a net unrealized appreciation of $12,644,964.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of December 31, 2007, the Fund incurred and will elect to defer post-October losses of $361,010.

The Fund’s income and excise tax returns and all financial records supporting those returns are subject to examination by the federal, Massachusetts and Delaware revenue authorities for all taxable years beginning after December 31, 2003.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended December 31, 2007, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

		Temporary
Unrealized	Post-October	Book/Tax
Appreciation	Losses	Differences

$12,644,964	$361,010	($2,010)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. Additionally, short-term capital gains are considered ordinary income for income tax purposes. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended December 31,

	2007	2006

Ordinary Income	$ 1,868,720	$ 0
Long-term Capital Gain	15,234,149	4,713,693
Return of Capital	68,877	0

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

21

NOTES TO FINANCIAL STATEMENTS continued

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in an unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee on the unused balance, which is allocated pro rata. The credit facility is for $100 million with an annual commitment fee of 0.08% . During the year ended December 31, 2007, the Fund had no borrowings.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, EIS, ESC (collectively, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and paid approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

22

NOTES TO FINANCIAL STATEMENTS continued

12. NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109 (“FIN 48”). FIN 48 supplements FASB 109 by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The Fund’s financial statements have not been impacted by the adoption of FIN 48. However, the conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from FASB, and on-going analysis of tax laws, regulations, and interpretations thereof.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Variable Annuity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen VA Growth Fund, a series of the Evergreen Variable Annuity Trust, as of December 31, 2007 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen VA Growth Fund as of December 31, 2007, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 13, 2008

24

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $15,234,149 for the fiscal year ended December 31, 2007.

For corporate shareholders, 10.26% of ordinary income dividends paid during the fiscal year ended December 31, 2007 qualified for the dividends received deduction.

The Fund paid distributions of $17,171,746 during the year ended December 31, 2007 of which 10.88% was from taxable income and 0.40% was from non-taxable return of capital.

25

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees is required to consider whether to continue in place the Fund’s investment advisory agreement. In September 2007, the Trustees, including a majority of the Trustees who are not interested persons (as that term is defined in the 1940 Act) of the Fund or of EIMC, approved the continuation of the Fund’s investment advisory agreement. (References below to the “Fund” are to Evergreen VA Growth Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds, and the description below refers in many cases to the Trustees’ process and conclusions in connection with their consideration of this matter for all of the funds. (See “Certain Fund-Specific Considerations” below for a discussion regarding certain factors considered by the Trustees relating specifically to the Fund.) In all of its deliberations, the Board of Trustees and the disinterested Trustees were advised by independent counsel to the disinterested Trustees and counsel to the funds.

The review process. The 1940 Act requires that the Board of Trustees request and evaluate, and that EIMC and any sub-advisors furnish, such information as may reasonably be necessary to evaluate the terms of a fund’s advisory agreement. The review process began at the time of the last advisory contract-renewal process in September 2006. In the course of that process, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the following months, the Trustees reviewed information relating to any changes in the performance of those funds and/or any changes in the investment process or the investment teams responsible for the management of the funds. In addition, during the course of the year, the Trustees reviewed information regarding the investment performance of all of the funds and identified additional funds that they believed warranted further attention based on performance since September 2006.

In spring 2007, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review and set a timeline detailing the information required and the dates for its delivery to the Trustees. The independent data provider Keil Fiduciary Strategies LLC (“Keil”) was engaged to provide fund-specific and industry-wide data to the Board containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the disinterested Trustees, the information provided by EIMC in response to the Committee’s requests and the information provided by Keil. The Trustees formed small committees to review individual funds in greater detail. In addition, the Trustees requested information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams,

26

ADDITIONAL INFORMATION (unaudited) continued

and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone to consider the information provided by EIMC. The Committee met with representatives of EIMC in early September. At a meeting of the full Board of Trustees later in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC, engaged in further review of the materials provided to them, and approved the continuation of each of the advisory and sub-advisory agreements.

The disinterested Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with legal counsel at which no personnel of EIMC were present. In considering the continuation of the agreement, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the Evergreen mutual funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate; although the Trustees considered the continuation of the agreement as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreement for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the disinterested Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, the Board receives a wide variety of information regarding the services performed by EIMC, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2006, and recent changes in compliance personnel at EIMC, including the appointment of a new Chief Compliance Officer for the funds.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer

27

ADDITIONAL INFORMATION (unaudited) continued

mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by the independent industry consultant in reviewing the information presented to them.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIS, an affiliate of EIMC, serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees took into account administrative fees paid by the funds and those other mutual funds. The Board considered that EIS serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions who hold fund shares in omnibus accounts, and that Wachovia Securities, LLC and its affiliates receive such payments from the funds in respect of client accounts they hold in omnibus arrangements, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for the funds.

Nature and quality of the services provided. The Trustees considered that EIMC and its affili-ates generally provide a comprehensive investment management service to the funds. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC were consistent with its duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were

28

ADDITIONAL INFORMATION (unaudited) continued

appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIS under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive.

Certain Fund-specific considerations. The Trustees noted that, for the one-year period ended December 31, 2006, the Fund’s Class 1 shares had underperformed the Fund’s benchmark index, the Russell 2000 Growth Index, and had performed in the third quintile of the funds against which the Trustees compared the Fund’s performance. The Trustees also noted that, for the three-and five-year periods ended December 31, 2006, the Fund’s Class 1 shares had underperformed the Fund’s benchmark index but had outperformed a majority of the funds against which the Trustees compared the Fund’s performance.

The Trustees noted that the management fee paid by the Fund was lower than the management fees paid by a majority of the other funds against which the Trustees compared the Fund’s management fee and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

The Trustees considered information regarding the rates at which other clients pay advisory fees to EIMC or its affiliates for advisory services that are comparable to the advisory services they provide to the Fund. Fees charged by EIMC to those other clients were generally lower than those charged to the Fund. EIMC explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, EIMC pointed out that there is substantially greater legal and other risk to EIMC and its affiliates from managing public mutual funds than in managing private accounts. The Trustees also considered the investment performance of those other accounts managed by EIMC and its affiliates, and

29

ADDITIONAL INFORMATION (unaudited) continued

concluded that the performance of those accounts did not reflect any substantial difference in the quality of the service provided by EIMC and its affiliates to those accounts.

Economies of scale. The Trustees noted that economies of scale would likely be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, but concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

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31

TRUSTEES AND OFFICERS

TRUSTEES1

Charles A. Austin III	Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover
Trustee	Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The
DOB: 10/23/1934	Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and
Term of office since: 1991	Treasurer, State Street Research & Management Company (investment advice)
Other directorships: None

K. Dun Gifford	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee,
Trustee	Treasurer and Chairman of the Finance Committee, Cambridge College
DOB: 10/23/1938
Term of office since: 1974
Other directorships: None

Dr. Leroy Keith, Jr.	Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix
Trustee	Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington
DOB: 2/14/1939	Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former
Term of office since: 1983	Director, Lincoln Educational Services
Other directorships: Trustee,
Phoenix Fund Complex (consisting
of 60 portfolios as of 12/31/2006)

Carol A. Kosel[1]	Former Consultant to the Evergreen Boards of Trustees; Former Senior Vice President,
Trustee	Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur
DOB: 12/25/1963	Securities Fund
Term of office since: 2008
Other directorships: None

Gerald M. McDonnell	Former Manager of Commercial Operations, CMC Steel (steel producer)
Trustee
DOB: 7/14/1939
Term of office since: 1988
Other directorships: None

Patricia B. Norris	President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President
Trustee	and Director of Phillips Pond Homes Association (home community); Former Partner,
DOB: 4/9/1948	PricewaterhouseCoopers, LLP (independent registered public accounting firm)
Term of office since: 2006
Other directorships: None

William Walt Pettit	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.
Trustee	(packaging company); Member, Superior Land, LLC (real estate holding company), Member,
DOB: 8/26/1955	K&P Development, LLC (real estate development); Former Director, National Kidney Foundation
Term of office since: 1988	of North Carolina, Inc. (non-profit organization)
Other directorships: None

David M. Richardson	President, Richardson, Runden LLC (executive recruitment business development/consulting
Trustee	company); Consultant, Kennedy Information, Inc. (executive recruitment information and
DOB: 9/19/1941	research company); Consultant, AESC (The Association of Executive Search Consultants);
Term of office since: 1982	Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP
Other directorships: None	(communications)

Dr. Russell A. Salton III	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource
Trustee	Associates, Inc.
DOB: 6/2/1947
Term of office since: 1984
Other directorships: None

32

TRUSTEES AND OFFICERS continued

Michael S. Scofield	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded
Trustee	Media Corporation (multi-media branding company)
DOB: 2/20/1943
Term of office since: 1984
Other directorships: None

Richard J. Shima	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former
Trustee	Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee,
DOB: 8/11/1939	Saint Joseph College (CT)
Term of office since: 1993
Other directorships: None

Richard K. Wagoner, CFA[2]	Member and Former President, North Carolina Securities Traders Association; Member, Financial
Trustee	Analysts Society
DOB: 12/12/1937
Term of office since: 1999
Other directorships: None

OFFICERS

Dennis H. Ferro[3]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Jeremy DePalma[4]	Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC;
Treasurer	Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President,
DOB: 2/5/1974	Evergreen Investment Services, Inc.
Term of office since: 2005

Michael H. Koonce[4]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment
DOB: 4/20/1960	Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and
Term of office since: 2000	Assistant General Counsel, Wachovia Corporation

Robert Guerin[4]	Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of
Chief Compliance Officer	Evergreen Investments Co, Inc; Former Managing Director and Senior Compliance Officer,
DOB: 9/20/1965	Babson Capital Management LLC; Former Principal and Director, Compliance and Risk
Term of office since: 2007	Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice
Compliance, Deutsche Asset Management.

1 Each Trustee, except Mses. Kosel and Norris, serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. As new Trustees, Ms. Kosel’s and Ms. Norris’ initial terms end December 31, 2010 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee, except Ms. Kosel, oversaw 93 Evergreen funds as of December 31, 2007. Ms. Kosel became a Trustee on January 1, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2 Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

33

INVESTMENTS THAT STAND THE TEST OF TIME

At Evergreen Investments, we remain steadfastly dedicated to four core principles that lead to success in today's financial world.

- **Leadership**—With more than $274 billion in assets as of December 31, 2007, Evergreen Investments has the scale and resources to help investors and financial professionals succeed.
- **Excellence**—Our investments are built for long-term performance, through strategies designed in an effort to outperform their benchmarks and peers over a full market cycle.
- **Experience**—Our investment teams operate independently, performing their own original research, across a full range of investment disciplines.
- **Commitment**—We are dedicated to working with financial professionals, crafting innovative solutions that meet your needs and translate into successful investor-advisor partnerships.

Visit us online at **EvergreenInvestments.com**

FOR MORE INFORMATION

Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the ninth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. For 2007, Evergreen was ranked fifth overall out of 32 participating companies.

560859 rv5 2/2008

Evergreen Investments
MUTUAL FUNDS

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034

560859 rv5 2/2008

Evergreen VA High Income Fund

Evergreen

VA HIGH INCOME FUND

Annual Report
as of December 31, 2007

Evergreen Investments™
MUTUAL FUNDS

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	ABOUT YOUR FUND’S EXPENSES
7	FINANCIAL HIGHLIGHTS
9	SCHEDULE OF INVESTMENTS
21	STATEMENT OF ASSETS AND LIABILITIES
22	STATEMENT OF OPERATIONS
23	STATEMENTS OF CHANGES IN NET ASSETS
24	NOTES TO FINANCIAL STATEMENTS
32	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
33	ADDITIONAL INFORMATION
40	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2008, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

LETTER TO SHAREHOLDERS

February 2008

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen VA High Income Fund for the twelve-month period ended December 31, 2007.

Investors in domestic equity and fixed income markets faced challenging, and increasingly stormy, conditions during 2007. Riding the momentum of an expanding economy and growing corporate profits, stocks maintained their robust rally during the first half of the year. The second half of the year, however, presented a much different environment, as fears grew about the overall economic effects of weakness in the housing industry and a widening credit crisis that began with the meltdown of the subprime mortgage market. Stock performance was volatile throughout the year’s second half. As worries grew about a slowing of the nation’s economic expansion and a deceleration of corporate profit growth, large capitalization stocks tended to be preferred over smaller cap stocks, while growth stocks maintained a performance edge over value stocks. By the end of the year, most major market indexes reported modest but positive results for the twelve-month period, although some value benchmarks were negative. Equity markets outside the U.S. continued to outperform domestic markets even as foreign markets also became more volatile, despite evidence of persistently solid growth in the global economy. In the domestic fixed income market, the problems in the subprime mortgage market led to a general flight to quality in the final months of 2007. Treasury prices rose and their yields declined as investors sought out the highest-quality investments and tried to avoid credit risk. The yield spreads

1

LETTER TO SHAREHOLDERS continued

between Treasuries and lower-rated securities widened as corporate bonds and many asset-backed securities fell out of favor.

The U.S. economy appeared to maintain its growth path early in 2007, with robust export activity and healthy business investment spending offsetting declines in residential home values. Despite the credit crisis and the housing slump, Gross Domestic Product grew by approximately 4.0% from April through September. The economy, however, slowed noticeably in the closing months of the year. The combination of mortgage-related weakness, higher energy prices and tighter lending standards limited both consumer spending and business investment. Operating earnings of companies in the S&P 500 declined for the third quarter of the year, principally because of massive write-downs by major corporations, most notably in the Financials sector. Faced with growing evidence of the economy’s slowing, the Federal Reserve Board began adding liquidity to the nation’s financial system, cutting the target fed funds rate from 5.25% to 4.25% in the final months of the year. At the start of 2008, officials in Washington also began considering fiscal actions, either through tax cuts or new spending, to re-invigorate the economy.

Against this backdrop, portfolio managers of Evergreen’s Variable Annuity Funds maintained strategies consistent with each fund’s goal and the asset class in which the fund invests. Managers of equity-oriented portfolios tended to focus on growth, while the professionals

2

LETTER TO SHAREHOLDERS continued

supervising fixed income portfolios sought total return and current income.

We believe the experiences in the investment markets during the past twelve months have underscored the value of a well diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, regarding the firm’s recent settlement with the Securities and Exchange Commission (SEC) and prior settlement with the Financial Industry Regulatory Authority (FINRA).

3

FUND AT A GLANCE

as of December 31, 2007

MANAGEMENT TEAM

Investment Advisor:

• Evergreen Investment Management Company, LLC

Sub-Advisor:

• Tattersall Advisory Group, Inc.

Portfolio Manager:

• Andrew Cestone

PERFORMANCE AND RETURNS

Portfolio inception date: 6/30/1999

	Class 1	Class 2
Class inception date	6/30/1999	7/31/2002

Average annual return

1-year	2.82%	2.52%

5-year	7.88%	7.62%

Since portfolio inception	7.34%	7.16%

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, please call 1.800.321.9332. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions, but does not reflect contract, policy, or separate account charges assessed by participating insurance companies.

Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered. The historical returns for Class 2 have not been adjusted to reflect the effect of the class’ 12b-1 fee. The fund incurs a 12b-1 fee of 0.25% for Class 2. Class 1 does not pay a 12b-1 fee. If the fee had been reflected, returns for Class 2 would have been lower.

Returns reflect expense limits previously in effect, without which returns would have been lower.

Comparison of a $10,000 investment in the Evergreen VA High Income Fund Class 1 shares versus a similar investment in the Merrill Lynch High Yield Master Index† (MLHYMI) and the Consumer Price Index (CPI).

The MLHYMI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

PORTFOLIO MANAGER COMMENTARY

The fund’s Class 1 shares returned 2.82% for the twelvemonth period ended December 31, 2007. During the same period, the MLHYMI returned 2.17% .

The fund’s objective is to seek a high level of current income. Capital growth is a secondary objective when consistent with the objective of seeking high current income.

The period saw significant volatility in the high yield market, largely the result of problems in the subprime mortgage market. The first warning signals came in the first quarter of 2007. Concerns over higher delinquencies in subprime mortgages, however, raised hopes that the Federal Reserve Board (the “Fed”) would lower interest rates. These growing expectations eased concerns about higher-risk securities, such as high yield bonds, and helped to stabilize the market. We took advantage of this stabilization to reduce overall risk in the portfolio. Market concerns over subprime mortgages declined during the second quarter of the year and high yield bonds tended to outperform other sectors of the fixed income market. In the year’s third quarter, however, problems of increasing delinquencies in subprime mortgages became increasingly apparent. As a result, large institutional investors in subprime-linked securities, including hedge funds and institutional investors both in the United States and abroad, started having difficulty meeting redemptions. These challenges raised concerns in credit markets throughout the world and prompted the Fed to inject new liquidity into the financial system and to start lowering short-term interest rates. The Fed’s actions seemed to calm markets, but only temporarily. While the final quarter of 2007 started out with a measure of optimism, positive sentiments in the market faded in November as several large institutions announced they were forced to write down the values of subprime-related assets on their balance sheets. As these announcements occurred, investors began questioning the commitment of the Fed to stabilize the market, which in turn led Fed officials to indicate an increased likelihood that they would take further actions to restore balance to the capital markets.

As the market changed, different factors influenced fund performance in different ways. On the positive side, performance in the first half of the year was aided by our investments in new bond issues and in bonds subject to tender offers in the event of mergers or acquisitions. In addition, our repositioning of the portfolio toward shorter durations, with more investments in premium callable bonds, tended to help as the year progressed and volatility increased. In the second quarter of the year, the modest overweighting in the Industrials and Energy sectors helped performance, as did selections in oil field and equipment companies. Similarly, our position in Dobson Communications bonds helped when AT&T announced it was acquiring the company. As market conditions deteriorated in the third quarter of the year, the fund’s conservative positioning and short duration aided relative performance. We took advantage of the market volatility to invest in longer-duration, high-yielding securities whose yield advantages—or spreads—had widened during the volatility. In addition, performance was supported by securities issued by companies such as: aerospace and defense company L-3 Communications; energy-related companies Chesapeake Energy and Encore Acquisition; health care companies HCA and Iasis Healthcare; and materials company Lyondell Chemical. In the final quarter of the year, our conservative positioning helped results, as we overweighted short-duration securities and underweighted longer-duration securities. Similarly, our underweighting of CCC-rated securities helped as the lower-rated tiers of the high-yield universe lagged. Our overweighting of utility bonds and our underweighting of housing-related bonds also helped the fund in a period of mounting volatility.

On the negative side, our conservative positioning led us to be underweighted in the highest-yielding tier of the high yield universe which hurt relative performance in the first five months of the year when these securities outperformed. In the second quarter, our underweighting of both consumer cyclicals and consumer non-cyclicals hurt, as did the de-emphasis of utilities. In addition, weak results by Reliant Energy and Dynegy, two electric generating companies, detracted from results. In the third quarter, the most notable detractor was our position in bonds issued by Thornburg Mortgage. As the liquidity crunch broadened, mortgage originators such as Thornburg were unable to sell mortgage-backed securities to fund mortgages that already had been originated. In the final quarter of the year, security selection held back results. Underperforming holdings included: Young Broadcasting; Charter Communications; financials sector securities of Rescap and GMAC; Isle of Capri Casinos and Trump Entertainment; and two mining and metals industry bonds, Griffin Coal Mining and Novelis, an aluminum company.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation and the risk of non-correlation to the relevant instruments they are designed to hedge or to closely track.

High yield, lower-rated bonds may contain more risk due to the increased possibility of default.

The return of principal is not guaranteed due to fluctuation in the fund’s NAV caused by changes in the price of individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks as individual bonds. Generally, the value of bond funds rises when prevailing interest rates fall, and falls when interest rates rise.

U.S. government guarantees apply only to certain securities held in the fund’s portfolio and not to the fund’s shares.

† Copyright 2008. Merrill Lynch, Pierce, Fenner & Smith Incorporated. All rights reserved.

All data is as of December 31, 2007, and subject to change.

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, exchange fees or separate account charges assessed by participating insurance companies. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	7/1/2007	12/31/2007	Period*

Actual
Class 1	$ 1,000.00	$ 997.39	$ 4.13
Class 2	$ 1,000.00	$ 995.29	$ 5.38
Hypothetical
(5% return
before expenses)
Class 1	$ 1,000.00	$ 1,021.07	$ 4.18
Class 2	$ 1,000.00	$ 1,019.81	$ 5.45

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (0.82% for Class 1 and 1.07% for Class 2), multiplied by the average account value over the period, multiplied by 184 / 365 days.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Year Ended December 31,

CLASS 1	2007	2006	2005	2004	2003

Net asset value, beginning of period	$10.41	$ 10.27	$ 10.76	$ 10.45	$ 9.93

Income from investment operations
Net investment income (loss)	0.87	0.76[1]	0.80	0.72	0.83[1]
Net realized and unrealized gains or losses on investments	(0.58)	0.15	(0.64)	0.19	0.98
Total from investment operations	0.29	0.91	0.16	0.91	1.81

Distributions to shareholders from
Net investment income	(0.79)	(0.77)	(0.65)	(0.60)	(1.29)
Tax basis return of capital	(0.03)	0	0	0	0
Total distribution to shareholders	(0.82)	(0.77)	(0.65)	(0.60)	(1.29)

Net asset value, end of period	$ 9.88	$ 10.41	$ 10.27	$ 10.76	$ 10.45

Total return[2]	2.82%	8.95%	1.48%	8.69%	18.26%

Ratios and supplemental data
Net assets, end of period (thousands)	$9,169	$10,083	$10,598	$11,736	$11,485
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.80%	0.75%	0.78%	0.99%	0.98%
Expenses excluding waivers/reimbursements and expense reductions	0.80%	0.75%	0.78%	1.00%	0.98%
Net investment income (loss)	7.52%	7.20%	6.79%	6.60%	7.76%
Portfolio turnover rate	86%	58%	67%	65%	77%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

2 Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Year Ended December 31,

CLASS 2	2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 10.38	$ 10.23	$ 10.73	$ 10.43	$ 9.91

Income from investment operations
Net investment income (loss)	0.80	0.73[1]	0.74	0.68[1]	0.80[1]
Net realized and unrealized gains or losses on investments	(0.54)	0.16	(0.62)	0.19	0.99
Total from investment operations	0.26	0.89	0.12	0.87	1.79

Distributions to shareholders from
Net investment income	(0.76)	(0.74)	(0.62)	(0.57)	(1.27)
Tax basis return of capital	(0.03)	0	0	0	0
Total distributions to shareholders	(0.79)	(0.74)	(0.62)	(0.57)	(1.27)

Net asset value, end of period	$ 9.85	$ 10.38	$ 10.23	$ 10.73	$10.43

Total return[2]	2.52%	8.66%	1.15%	8.39%	18.11%

Ratios and supplemental data
Net assets, end of period (thousands)	$28,138	$29,510	$26,770	$16,698	$7,804
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.05%	1.00%	1.03%	1.24%	1.25%
Expenses excluding waivers/reimbursements and expense reductions	1.05%	1.00%	1.03%	1.25%	1.25%
Net investment income (loss)	7.28%	6.95%	6.55%	6.31%	7.39%
Portfolio turnover rate	86%	58%	67%	65%	77%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

2 Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

December 31, 2007

	Principal
	Amount	Value

CORPORATE BONDS 83.4%
CONSUMER DISCRETIONARY 21.8%
Auto Components 2.3%
Cooper Tire & Rubber Co., 7.625%, 03/15/2027	$170,000	$150,025
Goodyear Tire & Rubber Co.:
9.00%, 07/01/2015 (p)	205,000	218,325
11.25%, 03/01/2011	120,000	128,100
Metaldyne Corp.:
10.00%, 11/01/2013	280,000	232,400
11.00%, 06/15/2012	205,000	133,250

		862,100

Automobiles 2.0%
Ford Motor Co.:
5.80%, 01/12/2009	90,000	85,448
7.45%, 07/16/2031 (p)	110,000	82,225
7.70%, 05/15/2097	170,000	117,300
7.875%, 06/15/2010	170,000	156,938
General Motors Corp.:
7.20%, 01/15/2011 (p)	255,000	235,237
8.25%, 07/15/2023	80,000	64,000
8.375%, 07/15/2033 (p)	25,000	20,250

		761,398

Diversified Consumer Services 0.3%
Education Management, LLC:
8.75%, 06/01/2014	15,000	15,131
10.25%, 06/01/2016	55,000	56,925
Service Corporation International, 6.75%, 04/01/2015	20,000	19,850

		91,906

Hotels, Restaurants & Leisure 5.6%
Caesars Entertainment, Inc.:
7.875%, 03/15/2010	100,000	94,500
8.125%, 05/15/2011 (p)	40,000	37,400
Fontainebleau Las Vegas Holdings, LLC, 10.25%, 06/15/2015 144A	329,000	287,052
Inn of the Mountain Gods Resort & Casino, 12.00%, 11/15/2010	295,000	308,275
Isle of Capri Casinos, Inc., 7.00%, 03/01/2014 (p)	500,000	412,500
Outback Steakhouse, Inc., 10.00%, 06/15/2015 144A (p)	70,000	51,450
Pokagon Gaming Authority, 10.375%, 06/15/2014 144A	200,000	216,000
Seneca Gaming Corp., 7.25%, 05/01/2012	65,000	65,813
Shingle Springs Tribal Gaming Authority, 9.375%, 06/15/2015 144A	170,000	165,750
Six Flags, Inc.:
8.875%, 02/01/2010 (p)	45,000	37,125
9.625%, 06/01/2014 (p)	125,000	92,813
Trump Entertainment Resorts, Inc., 8.50%, 06/01/2015	289,000	221,446
Universal City Development Partners, Ltd., 11.75%, 04/01/2010	90,000	93,375

		2,083,499

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2007

	Principal
	Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Household Durables 1.7%
Centex Corp., 4.875%, 08/15/2008	$85,000	$82,206
D.R. Horton, Inc., 5.00%, 01/15/2009	30,000	28,696
Hovnanian Enterprises, Inc.:
6.00%, 01/15/2010 (p)	45,000	29,250
6.50%, 01/15/2014	27,000	19,035
KB Home, 8.625%, 12/15/2008	35,000	34,475
Libbey, Inc., FRN, 11.91%, 06/01/2011	120,000	127,050
Meritage Homes Corp.:
6.25%, 03/15/2015	35,000	24,500
7.00%, 05/01/2014	95,000	68,400
Pulte Homes, Inc., 4.875%, 07/15/2009	160,000	148,982
Standard Pacific Corp., 5.125%, 04/01/2009 (p)	65,000	51,675
Toll Brothers, Inc., 8.25%, 02/01/2011	25,000	23,687

		637,956

Media 6.6%
Cablevision Systems Corp., Ser. B, 8.00%, 04/15/2012	240,000	234,000
CCH I, LLC, 11.00%, 10/01/2015 (p)	265,000	217,050
CSC Holdings, Inc., 7.625%, 04/01/2011	115,000	115,287
Dex Media West, LLC, 8.50%, 08/15/2010	140,000	142,625
Idearc, Inc., 8.00%, 11/15/2016 (p)	120,000	110,700
Lamar Media Corp.:
6.625%, 08/15/2015	350,000	342,125
Ser. B, 6.625%, 08/15/2015	15,000	14,663
Mediacom Broadband, LLC, 8.50%, 10/15/2015 (p)	20,000	17,825
Mediacom, LLC:
7.875%, 02/15/2011	20,000	18,425
9.50%, 01/15/2013	250,000	233,437
Paxson Communications Corp., FRN, 11.49%, 01/15/2013 144A	260,000	256,425
R.H. Donnelley Corp., Ser. A-4, 8.875%, 10/15/2017 144A p	315,000	292,950
Sinclair Broadcast Group, Inc., 8.00%, 03/15/2012	30,000	30,713
Sirius Satellite Radio, Inc., 9.625%, 08/01/2013	90,000	85,500
XM Satellite Radio Holdings, Inc., 9.75%, 05/01/2014 (p)	150,000	145,875
Young Broadcasting, Inc., 8.75%, 01/15/2014	290,000	207,712

		2,465,312

Multi-line Retail 0.4%
Neiman Marcus Group, Inc., 9.00%, 10/15/2015	150,000	155,438

Specialty Retail 1.3%
American Achievement Corp., 8.25%, 04/01/2012	160,000	156,800
Home Depot, Inc., 5.875%, 12/16/2036	45,000	38,095
Michaels Stores, Inc., 10.00%, 11/01/2014 (p)	80,000	76,400
Payless ShoeSource, Inc., 8.25%, 08/01/2013	215,000	203,175

		474,470

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2007

	Principal
	Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Textiles, Apparel & Luxury Goods 1.6%
AAC Group Holdings Corp., Step Bond, 0.00%, 10/01/2012 †	$30,000	$25,950
Oxford Industries, Inc., 8.875%, 06/01/2011	275,000	275,000
Unifi, Inc., 11.50%, 05/15/2014	55,000	45,375
Warnaco Group, Inc., 8.875%, 06/15/2013	260,000	265,200

		611,525

CONSUMER STAPLES 2.3%
Beverages 0.3%
Constellation Brands, Inc., 8.375%, 12/15/2014	105,000	105,788

Food & Staples Retailing 0.2%
Ingles Markets, Inc., 8.875%, 12/01/2011	85,000	86,700

Food Products 0.9%
Dean Foods Co., 6.625%, 05/15/2009	15,000	14,887
Del Monte Foods Co.:
6.75%, 02/15/2015 (p)	150,000	142,500
8.625%, 12/15/2012 (p)	100,000	101,250
Pilgrim’s Pride Corp.:
7.625%, 05/01/2015	50,000	49,375
8.375%, 05/01/2017 (p)	10,000	9,850

		317,862

Household Products 0.3%
Church & Dwight Co., 6.00%, 12/15/2012 (p)	125,000	122,813

Personal Products 0.6%
Central Garden & Pet Co., 9.125%, 02/01/2013	265,000	228,562

ENERGY 12.6%
Electric Utilities 1.7%
Energy Future Holdings Corp., 10.875%, 11/01/2017 144A (p)	390,000	393,900
Texas Competitive Electric Holdings Co., LLC:
10.25%, 11/01/2015 144A	190,000	189,050
10.50%, 11/01/2016 144A	45,000	44,663

		627,613

Energy Equipment & Services 3.2%
Bristow Group, Inc., 7.50%, 09/15/2017 144A	70,000	70,700
Dresser-Rand Group, Inc., 7.375%, 11/01/2014	193,000	193,482
GulfMark Offshore, Inc., 7.75%, 07/15/2014	175,000	177,625
Helix Energy Solutions, Inc., 9.50%, 01/15/2016 144A	25,000	25,563
Hornbeck Offshore Services, Inc., Ser. B, 6.125%, 12/01/2014	280,000	267,400
Parker Drilling Co., 9.625%, 10/01/2013	145,000	154,787
PHI, Inc., 7.125%, 04/15/2013	310,000	299,150

		1,188,707

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2007

	Principal
	Amount	Value

CORPORATE BONDS continued
ENERGY continued
Oil, Gas & Consumable Fuels 7.7%
Chesapeake Energy Corp., 6.875%, 01/15/2016	$350,000	$348,250
Clayton Williams Energy, Inc., 7.75%, 08/01/2013	120,000	105,600
Delta Petroleum Corp., 7.00%, 04/01/2015	115,000	98,900
El Paso Corp., 7.00%, 06/15/2017	60,000	60,362
Encore Acquisition Co.:
6.00%, 07/15/2015	265,000	239,825
6.25%, 04/15/2014	40,000	37,300
Energy Partners, Ltd., 9.75%, 04/15/2014 (p)	45,000	42,750
Exco Resources, Inc., 7.25%, 01/15/2011	170,000	164,475
Forest Oil Corp.:
7.25%, 06/15/2019 144A	65,000	65,650
7.75%, 05/01/2014 (p)	10,000	10,200
Frontier Oil Corp., 6.625%, 10/01/2011 (p)	45,000	45,000
Mariner Energy, Inc., 8.00%, 05/15/2017	36,000	34,425
Overseas Shipholding Group, Inc., 8.25%, 03/15/2013	210,000	214,200
Peabody Energy Corp.:
5.875%, 04/15/2016	250,000	236,250
6.875%, 03/15/2013 (p)	100,000	101,000
Plains Exploration & Production Co., 7.75%, 06/15/2015	60,000	60,300
Sabine Pass LNG, LP:
7.25%, 11/30/2013	285,000	273,600
7.50%, 11/30/2016	15,000	14,400
Targa Resources, Inc., 8.50%, 11/01/2013 144A	150,000	145,500
Tesoro Corp.:
6.50%, 06/01/2017	140,000	139,300
6.625%, 11/01/2015	50,000	49,750
Williams Cos., 8.125%, 03/15/2012	350,000	382,813

		2,869,850

FINANCIALS 11.7%
Consumer Finance 7.1%
CCH II Capital Corp., 10.25%, 09/15/2010	595,000	585,800
Ford Motor Credit Co., LLC:
5.70%, 01/15/2010	215,000	193,799
7.375%, 10/28/2009	415,000	390,777
9.75%, 09/15/2010	130,000	124,117
General Motors Acceptance Corp., LLC:
5.125%, 05/09/2008 (p)	15,000	14,836
5.625%, 05/15/2009	85,000	80,220
6.875%, 09/15/2011	170,000	145,547
6.875%, 08/28/2012	570,000	478,091
7.25%, 03/02/2011	25,000	21,928
7.75%, 01/19/2010	110,000	102,657
8.00%, 11/01/2031	260,000	218,626

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2007

	Principal
	Amount	Value

CORPORATE BONDS continued
FINANCIALS continued
Consumer Finance continued
General Motors Acceptance Corp., LLC, FRN:
6.12%, 05/15/2009	$150,000	$139,762
6.36%, 09/23/2008	75,000	72,468
Qwest Capital Funding, Inc., 6.50%, 11/15/2018	50,000	42,500
Sprint Capital Corp., 6.875%, 11/15/2028	45,000	42,791

		2,653,919

Diversified Financial Services 0.8%
Leucadia National Corp.:
7.125%, 03/15/2017	50,000	46,500
8.125%, 09/15/2015	260,000	261,300

		307,800

Real Estate Investment Trusts 2.2%
Host Marriott Corp.:
7.125%, 11/01/2013	150,000	151,875
Ser. O, 6.375%, 03/15/2015	60,000	58,800
Ser. Q, 6.75%, 06/01/2016	195,000	193,050
Omega Healthcare Investors, Inc.:
7.00%, 04/01/2014	280,000	278,600
7.00%, 01/15/2016	50,000	49,500
Thornburg Mortgage, Inc., 8.00%, 05/15/2013 (p)	20,000	17,000
Ventas, Inc., 7.125%, 06/01/2015	55,000	55,825

		804,650

Thrifts & Mortgage Finance 1.6%
Residential Capital, LLC:
7.625%, 11/21/2008	170,000	136,000
7.875%, 06/30/2010	715,000	461,175

		597,175

HEALTH CARE 3.6%
Health Care Equipment & Supplies 0.1%
Bausch & Lomb, Inc., 9.875%, 11/01/2015 144A	15,000	15,262
Universal Hospital Services, Inc., 8.50%, 06/01/2015	17,000	17,255

		32,517

Health Care Providers & Services 3.5%
HCA, Inc.:
6.375%, 01/15/2015	185,000	157,250
6.50%, 02/15/2016 (p)	90,000	76,500
8.75%, 09/01/2010	95,000	96,306
9.25%, 11/15/2016	555,000	584,138

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2007

	Principal
	Amount	Value

CORPORATE BONDS continued
HEALTH CARE continued
Health Care Providers & Services continued
HealthSouth Corp., 10.75%, 06/15/2016	$45,000	$47,250
Omnicare, Inc.:
6.125%, 06/01/2013	150,000	140,250
6.875%, 12/15/2015	215,000	201,025

		1,302,719

INDUSTRIALS 7.3%
Aerospace & Defense 4.2%
Alliant Techsystems, Inc., 6.75%, 04/01/2016 (p)	40,000	40,200
DRS Technologies, Inc.:
6.625%, 02/01/2016	70,000	69,475
7.625%, 02/01/2018 (p)	95,000	96,662
Hexcel Corp., 6.75%, 02/01/2015	40,000	39,400
L-3 Communications Holdings, Inc.:
5.875%, 01/15/2015	875,000	848,750
6.375%, 10/15/2015	350,000	346,500
Vought Aircraft Industries, Inc., 8.00%, 07/15/2011 (p)	120,000	114,300

		1,555,287

Commercial Services & Supplies 1.3%
Browning-Ferris Industries, Inc.:
7.40%, 09/15/2035	165,000	154,275
9.25%, 05/01/2021	140,000	148,225
Corrections Corporation of America, 6.25%, 03/15/2013	10,000	9,900
Geo Group, Inc., 8.25%, 07/15/2013	35,000	35,525
Mobile Mini, Inc., 6.875%, 05/01/2015	45,000	41,175
Norcross Safety Products, LLC, Ser. B, 9.875%, 08/15/2011	105,000	108,412

		497,512

Machinery 1.0%
Commercial Vehicle Group, Inc., 8.00%, 07/01/2013	290,000	263,900
Manitowoc Co., 7.125%, 11/01/2013	45,000	44,775
Terex Corp., 8.00%, 11/15/2017	65,000	66,138

		374,813

Road & Rail 0.6%
Avis Budget Car Rental, LLC, 7.75%, 05/15/2016	170,000	160,650
Hertz Global Holdings, Inc.:
8.875%, 01/01/2014	45,000	45,844
10.50%, 01/01/2016 (p)	5,000	5,200

		211,694

Trading Companies & Distributors 0.2%
Neff Corp., 10.00%, 06/01/2015 (p)	15,000	8,250
United Rentals, Inc., 6.50%, 02/15/2012	85,000	77,563

		85,813

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2007

	Principal
	Amount	Value

CORPORATE BONDS continued
INFORMATION TECHNOLOGY 2.7%
Electronic Equipment & Instruments 0.7%
Da-Lite Screen Co., Inc., 9.50%, 05/15/2011	$145,000	$145,000
Sanmina-SCI Corp.:
6.75%, 03/01/2013	30,000	26,250
8.125%, 03/01/2016 (p)	50,000	44,562
FRN, 8.44%, 06/15/2010 144A	39,000	39,098

		254,910

IT Services 1.1%
First Data Corp., 9.875%, 09/24/2015 144A (p)	145,000	135,031
ipayment, Inc., 9.75%, 05/15/2014	130,000	122,200
SunGard Data Systems, Inc.:
4.875%, 01/15/2014 (p)	140,000	123,550
10.25%, 08/15/2015	5,000	5,138
Unisys Corp., 6.875%, 03/15/2010	35,000	33,337

		419,256

Semiconductors & Semiconductor Equipment 0.6%
Freescale Semiconductor, Inc., 8.875%, 12/15/2014	185,000	166,038
Spansion, Inc., 11.25%, 01/15/2016 144A (p)	90,000	76,950

		242,988

Software 0.3%
Activant Solutions, Inc., 9.50%, 05/01/2016	95,000	82,650
Harland Clarke Holdings Corp., 9.50%, 05/15/2015	22,000	19,140

		101,790

MATERIALS 10.7%
Chemicals 3.6%
ARCO Chemical Co.:
9.80%, 02/01/2020	65,000	63,375
10.25%, 11/01/2010	10,000	10,450
Huntsman LLC, 11.625%, 10/15/2010	60,000	63,750
Koppers Holdings, Inc.:
9.875%, 10/15/2013	15,000	15,862
Sr. Disc. Note, Step Bond, 0.00%, 11/15/2014 †	135,000	114,075
MacDermid, Inc., 9.50%, 04/15/2017 144A	222,000	209,790
Millenium America, Inc., 7.625%, 11/15/2026	135,000	110,025
Momentive Performance Materials, Inc., 9.75%, 12/01/2014 144A	250,000	231,250
Mosaic Co.:
7.30%, 01/15/2028	85,000	84,575
7.625%, 12/01/2016 144A	120,000	130,200
Tronox Worldwide, LLC, 9.50%, 12/01/2012	305,000	295,850

		1,329,202

Construction Materials 0.6%
CPG International, Inc., 10.50%, 07/01/2013	215,000	204,250

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2007

	Principal
	Amount	Value

CORPORATE BONDS continued
MATERIALS continued
Containers & Packaging 2.6%
Berry Plastics Holding Corp., 8.875%, 09/15/2014 (p)	$65,000	$62,075
Exopack Holding Corp., 11.25%, 02/01/2014	210,000	206,850
Graham Packaging Co.:
8.50%, 10/15/2012	120,000	112,800
9.875%, 10/15/2014	130,000	120,250
Graphic Packaging International, Inc.:
8.50%, 08/15/2011	130,000	129,350
9.50%, 08/15/2013 (p)	120,000	119,100
Smurfit-Stone Container Corp., 8.375%, 07/01/2012	235,000	234,413

		984,838

Metals & Mining 1.2%
Dayton Superior Corp., 13.00%, 06/15/2009	25,000	23,375
Freeport-McMoRan Copper & Gold, Inc.:
6.875%, 02/01/2014	160,000	162,400
8.375%, 04/01/2017	160,000	172,000
Indalex Holdings Corp., 11.50%, 02/01/2014	115,000	101,775

		459,550

Paper & Forest Products 2.7%
Bowater, Inc., 9.375%, 12/15/2021	75,000	57,375
Georgia Pacific Corp.:
8.125%, 05/15/2011 (p)	300,000	306,000
8.875%, 05/15/2031	160,000	155,200
Glatfelter, 7.125%, 05/01/2016	205,000	202,950
Newpage Corp., 10.00%, 05/01/2012 144A	115,000	116,150
Verso Paper Holdings, LLC, 11.375%, 08/01/2016	175,000	178,500

		1,016,175

TELECOMMUNICATION SERVICES 3.7%
Diversified Telecommunication Services 1.8%
Citizens Communications Co., 7.875%, 01/15/2027	75,000	71,813
Consolidated Communications, Inc., 9.75%, 04/01/2012	114,000	117,990
Qwest Corp.:
7.875%, 09/01/2011	210,000	219,450
8.875%, 03/15/2012	85,000	91,375
West Corp., 11.00%, 10/15/2016 (p)	175,000	174,562

		675,190

Wireless Telecommunication Services 1.9%
Centennial Communications Corp., 8.125%, 02/01/2014 (p)	245,000	242,550
Cricket Communications, Inc., 9.375%, 11/01/2014	195,000	183,788
Rural Cellular Corp., 8.25%, 03/15/2012	240,000	250,200
Sprint Nextel Corp., Ser. F, 5.95%, 03/15/2014	40,000	37,646

		714,184

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2007

	Principal
	Amount	Value

CORPORATE BONDS continued
UTILITIES 7.0%
Electric Utilities 6.1%
Allegheny Energy Supply Co., 8.25%, 04/15/2012 144A	$265,000	$284,213
Aquila, Inc., 14.875%, 07/01/2012	382,000	481,320
CMS Energy Corp.:
6.55%, 07/17/2017	20,000	19,706
8.50%, 04/15/2011	40,000	43,288
Edison Mission Energy:
7.00%, 05/15/2017	35,000	34,563
7.20%, 05/15/2019	80,000	79,000
Mirant North America, LLC, 7.375%, 12/31/2013 (p)	350,000	352,625
NRG Energy, Inc., 7.375%, 02/01/2016	285,000	278,588
Orion Power Holdings, Inc., 12.00%, 05/01/2010	250,000	273,750
PSEG Energy Holdings, LLC, 10.00%, 10/01/2009	40,000	42,360
Reliant Energy, Inc.:
6.75%, 12/15/2014	375,000	377,812
7.875%, 06/15/2017 (p)	5,000	4,975

		2,272,200

Independent Power Producers & Energy Traders 0.9%
AES Corp., 8.00%, 10/15/2017 144A	175,000	179,812
Dynegy Holdings, Inc., 7.50%, 06/01/2015	170,000	159,800

		339,612

Total Corporate Bonds (cost $32,106,569)		31,129,543

YANKEE OBLIGATIONS - CORPORATE 9.1%
ENERGY 2.2%
Oil, Gas & Consumable Fuels 2.2%
Connacher Oil & Gas, Ltd., 10.25%, 12/15/2015 144A	85,000	85,319
Griffin Coal Mining Co., Ltd.:
9.50%, 12/01/2016	85,000	73,525
9.50%, 12/01/2016 144A	350,000	313,250
OPTI Canada, Inc.:
7.875%, 12/15/2014 144A (p)	230,000	225,975
8.25%, 12/15/2014 144A	125,000	124,375

		822,444

FINANCIALS 1.1%
Consumer Finance 0.6%
Avago Technologies Finance, Ltd., 10.125%, 12/01/2013 (p)	35,000	36,794
Petroplus Finance, Ltd., 6.75%, 05/01/2014 144A (p)	45,000	42,131
Virgin Media Finance plc, 9.125%, 08/15/2016	160,000	159,200

		238,125

Diversified Financial Services 0.5%
Ship Finance International, Ltd., 8.50%, 12/15/2013	180,000	183,375

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2007

	Principal
	Amount	Value

YANKEE OBLIGATIONS - CORPORATE continued
INDUSTRIALS 1.1%
Road & Rail 1.1%
Kansas City Southern de Mexico:
7.375%, 06/01/2014 144A (p)	$195,000	$190,125
9.375%, 05/01/2012	220,000	231,550

		421,675

INFORMATION TECHNOLOGY 0.9%
Communications Equipment 0.9%
Nortel Networks Corp., 10.125%, 07/15/2013 144A (p)	305,000	315,675

Semiconductors & Semiconductor Equipment 0.0%
Sensata Technologies, Inc., 8.00%, 05/01/2014 (p)	10,000	9,450

MATERIALS 2.4%
Metals & Mining 2.1%
Novelis, Inc., 7.25%, 02/15/2015	830,000	784,350

Paper & Forest Products 0.3%
Corporacion Durango SAB de CV, 10.50%, 10/05/2017 144A	125,000	113,750

TELECOMMUNICATION SERVICES 1.3%
Wireless Telecommunication Services 1.3%
Inmarsat plc, Sr. Disc. Note, Step Bond, 0.00%, 11/15/2012 †	70,000	68,338
Intelsat, Ltd.:
9.25%, 06/15/2016	85,000	85,850
11.25%, 06/15/2016	115,000	119,312
Metropcs Communications, Inc., 9.25%, 11/01/2014	240,000	226,800

		500,300

UTILITIES 0.1%
Electric Utilities 0.1%
InterGen NV, 9.00%, 06/30/2017 144A	15,000	15,862

Total Yankee Obligations - Corporate (cost $3,527,717)		3,405,006

	Shares	Value

COMMON STOCKS 0.2%
CONSUMER DISCRETIONARY 0.0%
Media 0.0%
Comcast Corp., Class A *	411	7,505

INDUSTRIALS 0.1%
Airlines 0.1%
Delta Air Lines, Inc. *	1,013	15,083

MATERIALS 0.1%
Chemicals 0.1%
Tronox, Inc., Class A (p)	2,070	18,423

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2007

	Shares	Value

COMMON STOCKS continued
MATERIALS continued
Containers & Packaging 0.0%
Smurfit-Stone Container Corp. *	1,191	$12,577

Total Common Stocks (cost $61,296)		53,588

PREFERRED STOCKS 0.9%
FINANCIALS 0.9%
Thrifts & Mortgage Finance 0.9%
Fannie Mae, Ser. S, 8.25%	10,800	278,100
Freddie Mac, Ser. Z, 8.375%	2,050	53,608

Total Preferred Stocks (cost $321,805)		331,708

WARRANTS 0.0%
CONSUMER DISCRETIONARY 0.0%
Media 0.0%
Metricom, Inc., Expiring 02/15/2010 * (h)+ (cost $10,603)	50	0

	Principal
	Amount	Value

LOANS 2.9%
ENERGY 0.9%
Blue Grass Energy Corp., FRN, 9.75%, 12/30/2013	$350,000	346,259

INDUSTRIALS 0.4%
Neff Corp., FRN:
8.44%, 06/01/2008 <	45,000	36,302
9.19%, 11/30/2014	100,000	80,671
9.20%, 11/30/2014 <	20,000	16,134

		133,107

INFORMATION TECHNOLOGY 0.7%
First Data Corp., 7.98%, 09/24/2014 <	105,000	99,386
Flextonics International, Ltd., 7.47%, 10/01/2014 <	170,000	165,777

		265,163

MATERIALS 0.6%
Wimar Co., 7.49%, 01/03/2012 <	230,000	227,866

TELECOMMUNICATION SERVICES 0.3%
Telesat, FRN, 8.20%, 09/01/2014 <	105,000	102,528

Total Loans (cost $1,087,220)		1,074,923

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2007
	Shares	Value

SHORT-TERM INVESTMENTS 15.7%
MUTUAL FUND SHARES 15.7%
Evergreen Institutional Money Market Fund, Class I, 4.89% q ø (pp)
(cost $5,863,456)	5,863,456	$5,863,456

Total Investments (cost $42,978,666) 112.2%		41,858,224
Other Assets and Liabilities (12.2%)		(4,550,630)

Net Assets 100.0%		$37,307,594

(p)	All or a portion of this security is on loan.
144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended.
This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.
†	Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected interest to be earned over the life of the bond which consists of the aggregate coupon-interest payments and discount at acquisition. The rate shown is the stated rate at the current period end.
*	Non-income producing security
(h)	Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees
+	Security is deemed illiquid and is valued using market quotations when readily available, unless otherwise noted.
<	All or a portion of the position represents an unfunded loan commitment.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
(pp)	All or a portion of this security represents investment of cash collateral received from securities on loan.

Summary of Abbreviations
FRN Floating Rate Note

The following table shows the percent of total investments (excluding equity positions and cash equivalents) by credit quality based on Moody’s and Standard & Poor’s ratings as of December 31, 2007 (unaudited):

AAA	2.0%
AA	0.9%
BBB	3.8%
BB	27.6%
B	49.6%
CCC	15.1%
NR	1.0%

100.0%

The following table shows the percent of total investments (excluding equity positions and cash equivalents) based on effective maturity as of December 31, 2007 (unaudited):

Less than 1 year	2.9%
1 to 3 year(s)	12.8%
3 to 5 years	17.4%
5 to 10 years	61.0%
10 to 20 years	2.6%
20 to 30 years	2.2%
Greater than 30 years	1.1%

100.0%

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

Assets
Investments in securities, at value (cost $37,115,210) including $4,964,215 of securities
loaned	$ 35,994,768
Investments in affiliated money market fund, at value (cost $5,863,456)	5,863,456

Total investments	41,858,224
Cash	141,615
Receivable for securities sold	191,561
Dividends and interest receivable	741,901
Unrealized gains on credit default swap transactions	2,469
Premiums paid on credit default swap transactions	9,700

Total assets	42,945,470

Liabilities
Payable for securities purchased	341,279
Payable for Fund shares redeemed	68,863
Unrealized losses on credit default swap transactions	8,817
Premiums received on credit default swap transactions	18,902
Payable for securities on loan	5,192,571
Advisory fee payable	1,024
Distribution Plan expenses payable	386
Due to other related parties	373
Accrued expenses and other liabilities	5,661

Total liabilities	5,637,876

Net assets	$ 37,307,594

Net assets represented by
Paid-in capital	$ 47,094,001
Undistributed net investment income	5,410
Accumulated net realized losses on investments	(8,665,027)
Net unrealized losses on investments	(1,126,790)

Total net assets	$ 37,307,594

Net assets consists of
Class 1	$ 9,169,397
Class 2	28,138,197

Total net assets	$ 37,307,594

Shares outstanding (unlimited number of shares authorized)
Class 1	928,171
Class 2	2,855,914

Net asset value per share
Class 1	$ 9.88
Class 2	$ 9.85

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended December 31, 2007

Investment income
Interest (net of foreign withholding taxes of $1,111)	$ 3,120,593
Income from affiliate	90,644
Securities lending	8,038

Total investment income	3,219,275

Expenses
Advisory fee	193,596
Distribution Plan expenses	72,550
Administrative services fee	38,506
Transfer agent fees	149
Trustees’ fees and expenses	2,888
Printing and postage expenses	24,759
Custodian and accounting fees	21,447
Professional fees	24,228
Other	2,416

Total expenses	380,539
Less: Expense reductions	(2,210)

Net expenses	378,329

Net investment income	2,840,946

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities	(458,437)
Credit default swap transactions	(8,469)

Net realized losses on investments	(466,906)
Net change in unrealized gains or losses on investments	(1,361,711)

Net realized and unrealized gains or losses on investments	(1,828,617)

Net increase in net assets resulting from operations	$ 1,012,329

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

		Year Ended December 31,

	2007		2006

Operations
Net investment income		$2,840,946		$2,836,266
Net realized losses on investments		(466,906)		(628,964)
Net change in unrealized gains or losses
on investments		(1,361,711)		1,184,142

Net increase in net assets resulting from
operations		1,012,329		3,391,444

Distributions to shareholders from
Net investment income
Class 1		(687,407)		(708,642)
Class 2		(2,027,112)		(2,002,862)
Tax basis return of capital
Class 1		(26,912)		0
Class 2		(80,863)		0

Total distributions to shareholders		(2,822,294)		(2,711,504)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class 1	22,422	239,529	7,034	75,015
Class 2	99,261	1,049,468	462,674	4,829,640

		1,288,997		4,904,655

Net asset value of shares issued in
reinvestment of distributions
Class 1	72,214	714,319	68,466	708,642
Class 2	213,537	2,107,975	194,072	2,002,862

		2,822,294		2,711,504

Payment for shares redeemed
Class 1	(134,694)	(1,429,527)	(139,518)	(1,470,193)
Class 2	(299,058)	(3,156,719)	(430,157)	(4,601,347)

		(4,586,246)		(6,071,540)

Net increase (decrease) in net assets
resulting from capital share transactions		(474,955)		1,544,619

Total increase (decrease) in net assets		(2,284,920)		2,224,559
Net assets
Beginning of period		39,592,514		37,367,955

End of period		$37,307,594		$39,592,514

Undistributed net investment income		$5,410		$5,912

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen VA High Income Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware statutory trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The Fund offers Class 1 and Class 2 shares at net asset value without a front-end sales charge or contingent deferred sales charge; however, Class 2 shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will enter into repurchase agreements with banks and

NOTES TO FINANCIAL STATEMENTS continued

other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. When-issued and delayed delivery transactions

The Fund records when-issued or delayed delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

d. Loans

The Fund may purchase loans through an agent, by assignment from another holder of the loan or as a participation interest in another holder’s portion of the loan. Loans are purchased on a when-issued or delayed delivery basis. Interest income is accrued based on the terms of the securities. Fees earned on loan purchasing activities are recorded as income when earned. Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

e. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

f. Credit default swaps

The Fund may enter into credit default swaps. Credit default swaps involve an exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of default or bankruptcy. Under the terms of the swap, one party acts as a “guarantor” and receives a periodic stream of payments that is a fixed percentage applied to a notional principal amount over the term of the swap. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. Periodic payments are recorded as realized gains or losses. Any premiums paid or received on the transactions are recorded as an asset or liability on the Statement of Assets and Liabilities and amortized. The Fund may enter into credit default swaps as either the guarantor or the counterparty.

Swaps are marked-to-market daily based on quotations from market makers and any change in value is recorded as an unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses. The Fund could be

NOTES TO FINANCIAL STATEMENTS continued

exposed to risks if the counterparty defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates or in the price of the underlying security.

g. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

h. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

i. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to expiration of capital loss carryovers and consent fees. During the year ended December 31, 2007, the following amounts were reclassified:

Paid-in capital	$ (2,026,795)
Undistributed net investment income	(126,929)
Accumulated net realized losses on investments	2,153,724

j. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.50% and declining to 0.45% as average daily net assets increase. For the year ended December 31, 2007, the advisory fee was equivalent to 0.50% of the Fund’s average daily net assets.

Tattersall Advisory Group, Inc. (“TAG”), an indirect, wholly-owned subsidiary of Wachovia, is the investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

NOTES TO FINANCIAL STATEMENTS continued

The Fund may invest in Evergreen-managed money market funds, which are also advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund) increase.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended December 31, 2007 the Fund paid brokerage commissions of $117 to Wachovia Securities, LLC.

4. DISTRIBUTION PLAN

EIS also serves as distributor of the Fund’s shares. The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class 2 shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class 2 shares.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $36,273,572 and $31,324,669, respectively, for the year ended December 31, 2007.

As of the year ended December 31, 2007, the Fund had unfunded loan commitments of $355,297.

During the year ended December 31, 2007, the Fund loaned securities to certain brokers. At December 31, 2007, the value of securities on loan and the total value of collateral received for securities loaned amounted to $4,964,215 and $5,192,571, respectively.

NOTES TO FINANCIAL STATEMENTS continued

At December 31, 2007, the Fund had the following open credit default swap contracts outstanding:

				Fixed	Frequency
		Reference	Notional	Payments	of Payments	Unrealized
Expiration	Counterparty	Index	Amount	Received	Received	Gain

12/20/2012	JP Morgan	Dow Jones	$275,000	3.75%	Quarterly	$ 2,469
CDX, North
America
Investment
Grade Index

				Fixed	Frequency
		Reference	Notional	Payments	of Payments	Unrealized
Expiration	Counterparty	Index	Amount	Made	Made	Loss

12/20/2012	Goldman	Dow Jones	$105,000	3.75%	Quarterly	$ 664
	Sachs Group,	CDX, North
	Inc.	America
Investment
Grade Index
12/20/2012	Lehman	Dow Jones	170,000	3.75%	Quarterly	3,405
	Brothers	CDX, North
America
Investment
Grade Index
12/13/2049	Goldman	Dow Jones	100,000	0.27%	Quarterly	4,748
	Sachs Group,	CMBX, North
	Inc.	America
AA Index

On December 31, 2007, the aggregate cost of securities for federal income tax purposes was $43,041,862. The gross unrealized appreciation and depreciation on securities based on tax cost was $159,518 and $1,343,156, respectively, with a net unrealized depreciation of $1,183,638.

As of December 31, 2007, the Fund had $8,548,785 in capital loss carryovers for federal income tax purposes expiring as follows:

Expiration

2008	2009	2010	2011	2013	2014	2015

$2,435,731	$4,170,025	$11,033	$972,780	$37,216	$641,232	$280,768

These losses are subject to certain limitations prescribed by the Internal Revenue Code.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of December 31, 2007, the Fund incurred and will elect to defer post-October losses of $53,046.

The Fund’s income and excise tax returns and all financial records supporting those returns are subject to examination by the federal, Massachusetts and Delaware revenue authorities for all taxable years beginning after December 31, 2003.

NOTES TO FINANCIAL STATEMENTS continued

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended December 31, 2007, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Capital Loss
	Carryovers and	Temporary
Unrealized	Post-October	Book/Tax
Depreciation	Losses	Differences

$ 1,183,638	$ 8,601,831	$ (938)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and swap contracts. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended December 31,

	2007	2006

Ordinary Income	$ 2,714,519	$ 2,711,504
Return of Capital	107,775	0

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in an unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at

NOTES TO FINANCIAL STATEMENTS continued

0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee on the unused balance, which is allocated pro rata. The credit facility is for $100 million with an annual commitment fee of 0.08% . During the year ended December 31, 2007, the Fund had no borrowings.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, EIS, ESC (collectively, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and paid approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

12. NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109 (“FIN 48”). FIN 48 supplements FASB 109 by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The Fund’s financial statements have not been impacted by the adoption of FIN 48. However, the conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from FASB, and on-going analysis of tax laws, regulations, and interpretations thereof.

NOTES TO FINANCIAL STATEMENTS continued

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Variable Annuity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen VA High Income Fund, a series of the Evergreen Variable Annuity Trust, as of December 31, 2007 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen VA High Income Fund as of December 31, 2007, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 22, 2008

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTION
The Fund paid distributions of $2,822,294 during the year ended December 31, 2007 of which 96.18% was from net taxable income and 3.82% was from non-taxable return of capital.

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees is required to consider whether to continue in place the Fund’s investment advisory agreements. In September 2007, the Trustees, including a majority of the Trustees who are not interested persons (as that term is defined in the 1940 Act) of the Fund, TAG (the “Sub-Advisor”), or EIMC, approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen VA High Income Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds, and the description below refers in many cases to the Trustees’ process and conclusions in connection with their consideration of this matter for all of the funds. (See “Certain Fund-Specific Considerations” below for a discussion regarding certain factors considered by the Trustees relating specifically to the Fund.) In all of its deliberations, the Board of Trustees and the disinterested Trustees were advised by independent counsel to the disinterested Trustees and counsel to the funds.

The review process. The 1940 Act requires that the Board of Trustees request and evaluate, and that EIMC and any sub-advisors furnish, such information as may reasonably be necessary to evaluate the terms of a fund’s advisory agreements. The review process began at the time of the last advisory contract-renewal process in September 2006. In the course of that process, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the following months, the Trustees reviewed information relating to any changes in the performance of those funds and/or any changes in the investment process or the investment teams responsible for the management of the funds. In addition, during the course of the year, the Trustees reviewed information regarding the investment performance of all of the funds and identified additional funds that they believed warranted further attention based on performance since September 2006.

In spring 2007, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review and set a timeline detailing the information required and the dates for its delivery to the Trustees. The independent data provider Keil Fiduciary Strategies LLC (“Keil”) was engaged to provide fund-specific and industry-wide data to the Board containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the disinterested Trustees, the information provided by EIMC and the Sub-Advisor in response to the Committee’s requests and the information provided by Keil. The Trustees formed small committees to review individual funds in greater detail. In addition, the Trustees requested information regarding, among other things, brokerage practices of the funds, the use of derivatives by the

ADDITIONAL INFORMATION (unaudited) continued

funds, strategic planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone to consider the information provided by EIMC. The Committee met with representatives of EIMC in early September. At a meeting of the full Board of Trustees later in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC, engaged in further review of the materials provided to them, and approved the continuation of each of the advisory and sub-advisory agreements.

The disinterested Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with legal counsel at which no personnel of EIMC were present. In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the Evergreen mutual funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate; although the Trustees considered the continuation of the agreements as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the disinterested Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, the Board receives a wide variety of information regarding the services performed by EIMC, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds, EIMC, and the Sub-Advisor with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC and the Sub-Advisor. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2006, and recent changes in compliance personnel at EIMC, including the appointment of a new Chief Compliance Officer for the funds.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed

ADDITIONAL INFORMATION (unaudited) continued

the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by the independent industry consultant in reviewing the information presented to them.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIS, an affiliate of EIMC, serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees took into account administrative fees paid by the funds and those other mutual funds. The Board considered that EIS serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions who hold fund shares in omnibus accounts, and that Wachovia Securities, LLC and its affiliates receive such payments from the funds in respect of client accounts they hold in omnibus arrangements, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for the funds.

Nature and quality of the services provided. The Trustees considered that EIMC and its affili-ates generally provide a comprehensive investment management service to the funds. They noted that EIMC and the Sub-Advisor formulate and implement an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC and the Sub-Advisor were consistent with their respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

ADDITIONAL INFORMATION (unaudited) continued

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by the Sub-Advisor and EIMC, including services provided by EIS under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive.

Certain Fund-specific considerations. The Trustees noted that, for the one- and three-year periods ended December 31, 2006, the Fund’s Class 1 shares had underperformed the Fund’s benchmark index, the Merrill Lynch High Yield Master Index, and a majority of the funds against which the Trustees compared the Fund’s performance. The Trustees noted that, for the five-year period ended December 31, 2006, the Fund’s Class 1 shares had underperformed the Fund’s benchmark index and had performed in the third quintile of the funds against which the Trustees compared the Fund’s performance. The Trustees noted that the Fund’s portfolio management team had recently changed and that the new team’s performance record with the Fund was too short to allow for useful comparison to peers. The Trustees noted, however, that the Fund’s relative performance had improved since the appointment of the new portfolio management team.

The Trustees noted that the Fund’s management fee was lower than the management fees paid by a majority of the funds against which the Trustees compared the Fund’s management fee and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

The Trustees considered information regarding the rates at which other clients pay advisory fees to EIMC or its affiliates for advisory services that are comparable to the advisory services they provide to the Fund. Fees charged by EIMC to those other clients were generally lower than those charged to the Fund. EIMC explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory

ADDITIONAL INFORMATION (unaudited) continued

services to non-mutual fund clients such as retirement or pension plans. In addition, EIMC pointed out that there is substantially greater legal and other risk to EIMC and its affiliates from managing public mutual funds than in managing private accounts. The Trustees also considered the investment performance of those other accounts managed by EIMC and its affiliates, and concluded that the performance of those accounts did not reflect any substantial difference in the quality of the service provided by EIMC and its affiliates to those accounts.

Economies of scale. The Trustees noted that economies of scale would likely be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, but concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

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TRUSTEES AND OFFICERS

TRUSTEES1

Charles A. Austin III	Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover
Trustee	Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The
DOB: 10/23/1934	Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and
Term of office since: 1991	Treasurer, State Street Research & Management Company (investment advice)
Other directorships: None

K. Dun Gifford	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee,
Trustee	Treasurer and Chairman of the Finance Committee, Cambridge College
DOB: 10/23/1938
Term of office since: 1974
Other directorships: None

Dr. Leroy Keith, Jr.	Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix
Trustee	Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington
DOB: 2/14/1939	Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former
Term of office since: 1983	Director, Lincoln Educational Services
Other directorships: Trustee,
Phoenix Fund Complex (consisting
of 60 portfolios as of 12/31/2006)

Carol A. Kosel[1]	Former Consultant to the Evergreen Boards of Trustees; Former Senior Vice President,
Trustee	Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur
DOB: 12/25/1963	Securities Fund
Term of office since: 2008
Other directorships: None

Gerald M. McDonnell	Former Manager of Commercial Operations, CMC Steel (steel producer)
Trustee
DOB: 7/14/1939
Term of office since: 1988
Other directorships: None

Patricia B. Norris	President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President
Trustee	and Director of Phillips Pond Homes Association (home community); Former Partner,
DOB: 4/9/1948	PricewaterhouseCoopers, LLP (independent registered public accounting firm)
Term of office since: 2006
Other directorships: None

William Walt Pettit	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.
Trustee	(packaging company); Member, Superior Land, LLC (real estate holding company), Member,
DOB: 8/26/1955	K&P Development, LLC (real estate development); Former Director, National Kidney Foundation
Term of office since: 1988	of North Carolina, Inc. (non-profit organization)
Other directorships: None

David M. Richardson	President, Richardson, Runden LLC (executive recruitment business development/consulting
Trustee	company); Consultant, Kennedy Information, Inc. (executive recruitment information and
DOB: 9/19/1941	research company); Consultant, AESC (The Association of Executive Search Consultants);
Term of office since: 1982	Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP
Other directorships: None	(communications)

Dr. Russell A. Salton III	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource
Trustee	Associates, Inc.
DOB: 6/2/1947
Term of office since: 1984
Other directorships: None

TRUSTEES AND OFFICERS continued

Michael S. Scofield	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded
Trustee	Media Corporation (multi-media branding company)
DOB: 2/20/1943
Term of office since: 1984
Other directorships: None

Richard J. Shima	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former
Trustee	Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee,
DOB: 8/11/1939	Saint Joseph College (CT)
Term of office since: 1993
Other directorships: None

Richard K. Wagoner, CFA[2]	Member and Former President, North Carolina Securities Traders Association; Member, Financial
Trustee	Analysts Society
DOB: 12/12/1937
Term of office since: 1999
Other directorships: None

OFFICERS
Dennis H. Ferro[3]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Jeremy DePalma[4]	Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC;
Treasurer	Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President,
DOB: 2/5/1974	Evergreen Investment Services, Inc.
Term of office since: 2005

Michael H. Koonce[4]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment
DOB: 4/20/1960	Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and
Term of office since: 2000	Assistant General Counsel, Wachovia Corporation

Robert Guerin[4]	Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of
Chief Compliance Officer	Evergreen Investments Co, Inc; Former Managing Director and Senior Compliance Officer,
DOB: 9/20/1965	Babson Capital Management LLC; Former Principal and Director, Compliance and Risk
Term of office since: 2007	Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice
Compliance, Deutsche Asset Management.

1 Each Trustee, except Mses. Kosel and Norris, serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. As new Trustees, Ms. Kosel’s and Ms. Norris’ initial terms end December 31, 2010 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee, except Ms. Kosel, oversaw 93 Evergreen funds as of December 31, 2007. Ms. Kosel became a Trustee on January 1, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2 Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

560860  rv5    2/2008

Evergreen VA International Equity Fund

Evergreen

VA INTERNATIONAL EQUITY FUND

Annual Report
as of December 31, 2007

Evergreen Investments™
MUTUAL FUNDS

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	ABOUT YOUR FUND’S EXPENSES
7	FINANCIAL HIGHLIGHTS
9	SCHEDULE OF INVESTMENTS
17	STATEMENT OF ASSETS AND LIABILITIES
18	STATEMENT OF OPERATIONS
19	STATEMENTS OF CHANGES IN NET ASSETS
20	NOTES TO FINANCIAL STATEMENTS
27	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
28	ADDITIONAL INFORMATION
36	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM  is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2008, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

LETTER TO SHAREHOLDERS

February 2008

Dennis H. Ferro
President and Chief
Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen VA International Equity Fund for the twelve-month period ended December 31, 2007.

Investors in domestic equity and fixed income markets faced challenging, and increasingly stormy, conditions during 2007. Riding the momentum of an expanding economy and growing corporate profits, stocks maintained their robust rally during the first half of the year. The second half of the year, however, presented a much different environment, as fears grew about the overall economic effects of weakness in the housing industry and a widening credit crisis that began with the meltdown of the subprime mortgage market. Stock performance was volatile throughout the year’s second half. As worries grew about a slowing of the nation’s economic expansion and a deceleration of corporate profit growth, large capitalization stocks tended to be preferred over smaller cap stocks, while growth stocks maintained a performance edge over value stocks. By the end of the year, most major market indexes reported modest but positive results for the twelve-month period, although some value benchmarks were negative. Equity markets outside the U.S. continued to outperform domestic markets even as foreign markets also became more volatile, despite evidence of persistently solid growth in the global economy. In the domestic fixed income market, the problems in the subprime mortgage market led to a general flight to quality in the final months of 2007. Treasury prices rose and their yields declined as investors sought out the highest-quality investments and tried to avoid credit risk. The yield spreads

1

LETTER TO SHAREHOLDERS continued

between Treasuries and lower-rated securities widened as corporate bonds and many asset-backed securities fell out of favor.

The U.S. economy appeared to maintain its growth path early in 2007, with robust export activity and healthy business investment spending offsetting declines in residential home values. Despite the credit crisis and the housing slump, Gross Domestic Product grew by approximately 4.0% from April through September. The economy, however, slowed noticeably in the closing months of the year. The combination of mortgage-related weakness, higher energy prices and tighter lending standards limited both consumer spending and business investment. Operating earnings of companies in the S&P 500 declined for the third quarter of the year, principally because of massive write-downs by major corporations, most notably in the Financials sector. Faced with growing evidence of the economy’s slowing, the Federal Reserve Board began adding liquidity to the nation’s financial system, cutting the target fed funds rate from 5.25% to 4.25% in the final months of the year. At the start of 2008, officials in Washington also began considering fiscal actions, either through tax cuts or new spending, to re-invigorate the economy.

Against this backdrop, portfolio managers of Evergreen’s Variable Annuity Funds maintained strategies consistent with each fund’s goal and the asset class in which the fund invests. Managers of equity-oriented portfolios tended to focus on growth, while the professionals

2

LETTER TO SHAREHOLDERS continued

supervising fixed income portfolios sought total return and current income.

We believe the experiences in the investment markets during the past twelve months have underscored the value of a well diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, regarding the firm’s recent settlement with the Securities and Exchange Commission (SEC) and prior settlement with the Financial Industry Regulatory Authority (FINRA).

3

FUND AT A GLANCE

as of December 31, 2007

MANAGEMENT TEAM

Investment Advisor:

• Evergreen Investment Management Company, LLC

Portfolio Manager:

• Francis X. Claro, CFA

PERFORMANCE AND RETURNS

Portfolio inception date: 8/17/1998

	Class 1	Class 2
Class inception date	8/17/1998	7/31/2002

Average annual return

1-year	15.00%	14.73%

5-year	20.80%	20.49%

Since portfolio inception	9.40%	9.25%

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, please call 1.800.321.9332. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions, but does not reflect contract, policy, or separate account charges assessed by participating insurance companies.

Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered. The historical returns for Class 2 have not been adjusted to reflect the effect of the class’ 12b-1 fee. The fund incurs a 12b-1 fee of 0.25% for Class 2. Class 1 does not pay a 12b-1 fee. If the fee had been reflected, returns for Class 2 would have been lower.

Returns reflect expense limits previously in effect, without which returns would have been lower.

LONG-TERM GROWTH

Comparison of a $10,000 investment in the Evergreen VA International Equity Fund Class 1 shares versus a similar investment in the Morgan Stanley Capital International Europe, Australasia and Far East Free Index (MSCI EAFE Free) and the Consumer Price Index (CPI).

The MSCI EAFE Free is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

4

PORTFOLIO MANAGER COMMENTARY

The fund’s Class 1 shares returned 15.00% for the twelvemonth period ended December 31, 2007. During the same period, the MSCI EAFE Free returned 11.17%.

The fund’s objective is to seek long-term capital growth and secondarily, modest income.

In a year of significant volatility, international equity markets again proved more resilient than their domestic counterparts. There were two major setbacks, the first in February set off in reaction to moves by Chinese authorities to curb some market excesses. This proved to be relatively short-lived. The second setback saw its roots in the subprime mortgage-related problems in the U.S. and grew more influential through year-end, as concerns grew around the world over market liquidity, the strength of major financial institutions and the likely impact on global economic growth. By the end of the year, the dominant market sentiment was that the bad news stories had not ended.

Our underweighting of Financials at the beginning of the fiscal year through the growing fallout from the subprime crisis helped relative performance, as did our decision to lighten our exposure even later in the period as problems became more apparent. Over the year, we eliminated a range of positions, including HSBC Holdings in the U.K., the Netherlands’ ING, Ireland’s Anglo Irish Bank and Irish Life and Permanent, real estate companies IVG Immobilien in Germany and British Land in the U.K., as well as a number of smaller financial holdings in Japan and individual emerging market countries. We also reduced positions in several major banks, the largest of which were Royal Bank of Scotland, Deutsche Bank and France’s BNP Paribas. During the third quarter, we eliminated our holding in ABN Amro, which was acquired by a consortium led by RBS. Among the increased positions in Industrials were a number of global leaders, including BAE Systems in the U.K., France’s Alstom and Schneider Electric and Germany’s Siemens. Within Consumer Discretionary, we broadened our exposure somewhat. New names included Nokian Renkaat, the Finnish manufacturer of winter tires and Canada’s Yellow Pages. We also added to positions in Adidas, the German sports apparel leader, and the French tire manufacturer Michelin. These more than offset the elimination of a number of smaller holdings, including Japan’s Sharp and the reductions of holdings in our portfolio such as Toyota in the Japanese market. By year’s end the portfolio’s most significant underweighting, relative to the benchmark, was in Financials. We had overweight exposures to Consumer Staples, Telecommunication Services and Information Technology. Reflecting these emphases, at the end of the year we were underweighted in Japan, the U.K and Asia ex-Japan, with overweights in Europe and Emerging Markets.

In a year of strong absolute returns, with some holdings producing returns in excess of 100%, stock outperformance was a large contributor to the fund’s performance. Also helping results were our overweights in some of the stronger sectors and underweights in some of the weaker ones. We were overweighted, for example in the Industrials, Telecommunication Services, Consumer Staples and Information Technology sectors. The leading contributors in the four sectors, respectively, were Alstom, Telefonica, Carrefour and Nintendo. The French industrial and construction giant Alstom benefited from a healthy outlook in its markets with a significant increase in orders providing good visibility. Spain’s Telefonica, a telecom services company with international reach, outperformed as it raised revenue and earnings projections for both Spain and Latin America through 2010. Investors also reacted favorably to management’s goal of increasing the stock dividend by 16% in 2008. The France-based supermarket chain Carrefour strengthened on increased market understanding of the benefits of the company’s restructuring potential. Nintendo’s rise was based on the performance of its Wii gaming console and the DLite household gaming product. Our underweighting of the underperforming Consumer Discretionary sector also helped, while receiving a strong boost from Adidas, our largest holding in the sector. Similarly, outperformance from our holdings in Materials more than offset the underweight position we had in this outperforming sector. Meaningful contributions came from the large weight in Brazil’s Companhia Vale do Rio Doce, the world’s leading iron ore producer, and from the smaller weight in Evraz, the Russian steel producer that had a large return for the year. Also in Materials, mining company Rio Tinto strengthened on takeover interest from BHP Billiton, both of which were held in the portfolio. Finally, our underweighting of Financials stocks helped fund performance. Geographically, Europe led the way on the back of overweight and outperformance, with France, Spain and Netherlands among the leaders. Our continued underweighting in the underperforming markets in Japan and the U.K. also helped, as did stock outperformance in both countries.

Our underweights in Utilities and Materials, both strong performers, tended to hold back results. In Utilities, weak stock performance compounded the effect while in Materials our stock outperformance was not enough to offset the impact of the underweighting. In Utilities, the two Japanese companies Tokyo Gas and Tokyo Electric Power dampened performance. We underweighted E.ON, the fast-rising German utility, over the year and British Energy, which we eliminated, was a laggard. Although we had some very successful positions in Materials, our underweights or even lack of exposure to some strong performers proved damaging. In addition, our overweight position in Tokuyama, a Japanese chemicals company, held back results. While our overall positioning in Financials helped, the impact of some overweight exposures earlier in the period proved negative. One example was Orix, the Japanese consumer finance company, which we reduced in the later stages of the year. Regionally, Asia ex-Japan was the largest detractor from performance. Weak relative performance in the hot Hong Kong market and our underweight in Australia, one of the year’s stronger performing markets, more than offset positive contribution from the region’s Singapore market. During a year of substantial returns from the international equity markets, the fund’s modest cash levels, averaging less than 2.0%, also proved negative against the benchmark.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

The stocks of smaller companies may be more volatile than those of larger companies due to the higher risk of failure.

All data is as of December 31, 2007, and subject to change.

5

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, exchange fees or separate account charges assessed by participating insurance companies. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	7/1/2007	12/31/2007	Period*

Actual
Class 1	$1,000.00	$ 1,039.96	$ 3.14
Class 2	$1,000.00	$ 1,038.87	$ 4.42
Hypothetical
(5% return
before expenses)
Class 1	$1,000.00	$ 1,022.13	$ 3.11
Class 2	$1,000.00	$ 1,020.87	$ 4.38

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (0.61% for Class 1 and 0.86% for Class 2), multiplied by the average account value over the period, multiplied by 184 / 365 days.

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 1	2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 16.18	$ 14.31	$ 12.62	$ 10.71	$ 8.24

Income from investment operations
Net investment income (loss)	0.34	0.37	0.19	0.10	0.07[1]
Net realized and unrealized gains or losses on investments	2.09	2.90	1.82	1.95	2.50

Total from investment operations	2.43	3.27	2.01	2.05	2.57

Distributions to shareholders from
Net investment income	(0.41)	(0.58)	(0.32)	(0.14)	(0.10)
Net realized gains	(1.36)	(0.82)	0	0	0

Total distributions to shareholders	(1.77)	(1.40)	(0.32)	(0.14)	(0.10)

Net asset value, end of period	$ 16.84	$ 16.18	$ 14.31	$ 12.62	$ 10.71

Total return[2]	15.00%	23.16%	16.00%	19.21%	31.32%

Ratios and supplemental data
Net assets, end of period (thousands)	$190,766	$175,518	$140,564	$96,614	$70,372
Ratios to average net assets
Expenses including waivers/reimbursements
but excluding expense reductions	0.63%	0.68%	0.77%	0.96%	1.07%
Expenses excluding waivers/reimbursements
and expense reductions	0.63%	0.68%	0.77%	0.96%	1.12%
Net investment income (loss)	2.01%	2.53%	1.64%	0.98%	0.72%
Portfolio turnover rate	58%	74%	61%	65%	132%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

2 Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

7

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 2	2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 16.12	$ 14.26	$ 12.59	$ 10.70	$ 8.24

Income from investment operations
Net investment income (loss)	0.29	0.34	0.14	0.09	(0.01)[1]
Net realized and unrealized gains or losses on investments	2.09	2.88	1.83	1.92	2.56

Total from investment operations	2.38	3.22	1.97	2.01	2.55

Distributions to shareholders from
Net investment income	(0.37)	(0.54)	(0.30)	(0.12)	(0.09)
Net realized gains	(1.36)	(0.82)	0	0	0

Total distributions to shareholders	(1.73)	(1.36)	(0.30)	(0.12)	(0.09)

Net asset value, end of period	$ 16.77	$ 16.12	$ 14.26	$ 12.59	$10.70

Total return[2]	14.73%	22.89%	15.67%	18.84%	31.06%

Ratios and supplemental data
Net assets, end of period (thousands)	$118,843	$109,836	$71,849	$25,451	$7,797
Ratios to average net assets
Expenses including waivers/reimbursements
but excluding expense reductions	0.88%	0.93%	1.01%	1.21%	1.34%
Expenses excluding waivers/reimbursements
and expense reductions	0.88%	0.93%	1.01%	1.21%	1.39%
Net investment income (loss)	1.75%	2.28%	1.22%	0.70%	(0.15%)
Portfolio turnover rate	58%	74%	61%	65%	132%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

2 Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

8

SCHEDULE OF INVESTMENTS

December 31, 2007

	Country	Shares	Value

COMMON STOCKS 95.5%
CONSUMER DISCRETIONARY 11.6%
Auto Components 2.7%
Compagnie Generale des Etablissements Michelin, Class B	France	50,023	$5,726,791
Nokian Renkaat Oyj	Finland	78,990	2,747,763

			8,474,554

Automobiles 0.2%
Toyota Motor Corp.	Japan	11,400	613,606

Hotels, Restaurants & Leisure 0.7%
Sodexho Alliance SA (p)	France	34,588	2,117,425

Household Durables 0.7%
Koninklijke Philips Electronics NV	Netherlands	37,672	1,630,332
Sony Corp.	Japan	12,100	656,644

			2,286,976

Media 2.0%
Television Broadcasts, Ltd.	Hong Kong	136,000	804,968
Toho Co., Ltd. * (p)	Japan	43,300	969,975
Vivendi	France	97,215	4,423,614

			6,198,557

Specialty Retail 0.7%
Inditex SA (p)	Spain	24,449	1,484,461
Yamada Denki Co., Ltd. (p)	Japan	6,700	762,614

			2,247,075

Textiles, Apparel & Luxury Goods 4.6%
adidas AG	Germany	160,315	11,919,784
Christian Dior SA	France	8,336	1,088,784
Geox SpA	Italy	53,246	1,059,596

			14,068,164

CONSUMER STAPLES 14.5%
Beverages 3.1%
Diageo plc	United Kingdom	180,813	3,857,745
Foster’s Group, Ltd. (p)	Australia	120,130	688,766
Heineken NV	Netherlands	67,410	4,335,438
Marston’s plc	United Kingdom	101,498	662,885

			9,544,834

Food & Staples Retailing 4.3%
Carrefour SA	France	158,477	12,269,142
Tesco plc	United Kingdom	97,333	916,084

			13,185,226

See Notes to Financial Statements

9

SCHEDULE OF INVESTMENTS continued

December 31, 2007

	Country	Shares	Value

COMMON STOCKS continued
CONSUMER STAPLES continued
Food Products 4.8%
Chocoladefabriken Lindt & Sprungli AG	Switzerland	396	$1,363,226
Groupe Danone	France	22,796	2,033,788
Lotte Confectionery Co., Ltd.	South Korea	522	941,721
Nestle SA	Switzerland	13,055	5,973,273
Unilever NV	Netherlands	126,006	4,606,939

			14,918,947

Personal Products 0.3%
Shiseido Co., Ltd. (p)	Japan	42,000	995,060

Tobacco 2.0%
British American Tobacco plc	United Kingdom	94,210	3,697,590
Japan Tobacco, Inc. (p)	Japan	160	948,706
Swedish Match AB	Sweden	62,000	1,474,273

			6,120,569

ENERGY 5.5%
Oil, Gas & Consumable Fuels 5.5%
BP plc	United Kingdom	365,149	4,451,036
ENI SpA	Italy	85,277	3,102,846
OAO LUKOIL, ADR	Russia	16,333	1,402,251
PTT Public Co.	Thailand	74,300	831,560
Royal Dutch Shell plc, Class A (p)	United Kingdom	39,938	1,677,009
Statoil ASA	Norway	59,700	1,844,636
Total SA (p)	France	45,336	3,757,138

			17,066,476

FINANCIALS 15.7%
Capital Markets 0.7%
Deutsche Bank AG	Germany	7,940	1,025,602
UBS AG	Switzerland	26,961	1,250,231

			2,275,833

Commercial Banks 6.5%
Alpha Bank SA	Greece	30,570	1,114,562
Anglo Irish Bank Corp. plc - Dublin Exchange	Ireland	14,706	232,775
Anglo Irish Bank Corp. plc - London Exchange	Ireland	2,656	42,269
Banco Santander Central Hispano SA	Spain	90,003	1,941,716
Bank of Yokohama, Ltd.	Japan	229,000	1,619,329
BNP Paribas SA	France	29,333	3,148,726
Commonwealth Bank of Australia	Australia	35,707	1,842,640
DBS Group Holdings, Ltd.	Singapore	70,000	992,051
Greek Postal Savings Bank SA	Greece	59,726	1,077,868
HSBC Holdings plc - Hong Kong Exchange (p)	United Kingdom	48,525	811,333
Intesa Sanpaolo SpA *	Italy	200,916	1,445,886
Lloyds TSB Group plc	United Kingdom	168,357	1,564,694

See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS continued

December 31, 2007

	Country	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Commercial Banks continued
National Bank of Greece SA	Greece	18,640	$1,282,256
Royal Bank of Scotland Group plc	United Kingdom	51,320	459,867
Unicredito Italian SpA	Italy	323,537	2,688,842

			20,264,814

Consumer Finance 0.4%
Orix Corp.	Japan	7,650	1,279,277

Diversified Financial Services 2.7%
Compagnie Nationale a Portefeuille	Belgium	5,308	379,130
Criteria Caixa Corp. SA *	Spain	160,934	1,211,997
Groupe Bruxelles Lambert SA	Belgium	22,477	2,866,641
Guoco Group, Ltd.	Bermuda	90,000	1,192,896
Hellenic Exchanges SA	Greece	32,540	1,138,598
Pargesa Holdings SA	Switzerland	13,039	1,446,109

			8,235,371

Insurance 4.0%
Allianz SE	Germany	13,543	2,892,657
Amlin plc, Class B (h) +	United Kingdom	100,531	44,680
Amlin plc	United Kingdom	89,361	523,589
AXA SA	France	78,193	3,108,991
Catlin Group, Ltd.	United Kingdom	71,337	540,436
CNP Assurances	France	5,087	658,657
Mitsui Sumitomo Insurance Co., Ltd.	Japan	90,000	878,439
Muenchener Rueckversicherungs-Gesellschaft AG	Germany	12,088	2,333,466
Sony Financial Holdings, Inc. *	Japan	39	148,228
Swiss Reinsurance Co.	Switzerland	16,266	1,139,359

			12,268,502

Real Estate Management & Development 1.4%
Chinese Estates Holdings, Ltd.	Bermuda	526,000	949,453
Hysan Development Co., Ltd.	Hong Kong	327,000	928,523
IRSA Inversiones y Representaciones SA, GDR * (p)	Argentina	77,096	1,122,518
Patrizia Immobilien AG (p)	Germany	86,211	651,016
Shun Tak Holdings, Ltd.	Hong Kong	444,000	693,975

			4,345,485

HEALTH CARE 4.3%
Health Care Equipment & Supplies 0.2%
Smith & Nephew plc	United Kingdom	56,886	651,881

Pharmaceuticals 4.1%
GlaxoSmithKline plc	United Kingdom	64,136	1,622,253
Novartis AG	Switzerland	78,741	4,283,428
Roche Holding AG	Switzerland	25,512	4,388,081
Teva Pharmaceutical Industries, Ltd., ADR (p)	Israel	52,437	2,437,272

			12,731,034

See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

December 31, 2007

	Country	Shares	Value

COMMON STOCKS continued
INDUSTRIALS 12.7%
Aerospace & Defense 2.6%
BAE Systems plc	United Kingdom	663,399	$6,475,876
Thales SA (p)	France	26,311	1,555,690

			8,031,566

Building Products 1.0%
Assa Abloy AB, Class B	Sweden	40,600	807,198
Compagnie de Saint-Gobain SA	France	24,443	2,313,441

			3,120,639

Construction & Engineering 0.8%
Bilfinger Berger AG	Germany	22,117	1,675,840
Okumura Corp. (p)	Japan	180,000	867,528

			2,543,368

Electrical Equipment 3.7%
Alstom SA	France	28,717	6,093,951
Mitsubishi Electric Corp.	Japan	228,000	2,354,751
Schneider Electric SA	France	22,119	2,953,423

			11,402,125

Industrial Conglomerates 3.0%
Keppel Corp., Ltd.	Singapore	310,000	2,775,131
Siemens AG	Germany	38,268	5,999,238
Smiths Group plc	United Kingdom	25,584	511,181

			9,285,550

Machinery 1.1%
Fanuc, Ltd.	Japan	6,700	653,629
KCI Konecranes International Oyj	Finland	22,450	762,217
Komatsu, Ltd. (p)	Japan	37,000	1,000,407
THK Co., Ltd.	Japan	51,900	1,048,781

			3,465,034

Transportation Infrastructure 0.5%
Macquarie Airports (p)	Australia	230,199	814,851
Macquarie Infrastructure Group (p)	Australia	274,479	726,613

			1,541,464

INFORMATION TECHNOLOGY 7.4%
Communications Equipment 1.2%
Nokia Corp.	Finland	98,193	3,775,562

Electronic Equipment & Instruments 0.7%
Ingenico SA (p)	France	26,878	849,828
Keyence Corp.	Japan	5,400	1,322,896

			2,172,724

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

December 31, 2007

	Country	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Office Electronics 1.6%
Canon, Inc. (p)	Japan	61,500	$2,809,955
Neopost	France	20,852	2,138,166

			4,948,121

Semiconductors & Semiconductor Equipment 0.6%
ASML Holding NV	Netherlands	47,333	1,485,355
United Microelectronics Corp.	Taiwan	600,230	370,680

			1,856,035

Software 3.3%
Nintendo Co., Ltd.	Japan	11,600	7,042,913
SAP AG	Germany	38,652	1,994,222
Square Enix Co., Ltd. (p)	Japan	37,000	1,133,990

			10,171,125

MATERIALS 9.3%
Chemicals 5.1%
Akzo Nobel NV	Netherlands	22,397	1,781,064
BASF AG	Germany	6,607	975,073
Bayer AG	Germany	27,644	2,516,892
Hitachi Chemical Co., Ltd.	Japan	24,800	569,392
Lonza Group AG (p)	Switzerland	21,503	2,582,655
Rhodia SA *	France	95,028	3,621,290
Tokuyama Corp. (p)	Japan	113,000	1,130,577
Toray Industries, Inc. (p)	Japan	149,000	1,157,635
Umicore SA	Belgium	5,242	1,290,979

			15,625,557

Construction Materials 0.5%
Cemex SA de CV, ADR (p)	Mexico	23,945	618,978
CRH plc - London Exchange	Ireland	24,636	846,411

			1,465,389

Containers & Packaging 0.2%
Rexam plc	United Kingdom	91,443	754,120

Metals & Mining 3.5%
BHP Billiton plc	United Kingdom	28,780	883,585
Companhia Vale do Rio Doce, ADR (p)	Brazil	99,556	3,252,494
Rio Tinto plc	United Kingdom	65,025	6,790,267

			10,926,346

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

December 31, 2007

	Country	Shares	Value

COMMON STOCKS continued
TELECOMMUNICATION SERVICES 8.7%
Diversified Telecommunication Services 4.8%
Chunghwa Telecom Co., Ltd. (h) +	Taiwan	858,506	$1,585,708
Koninklijke KPN NV	Netherlands	72,474	1,308,884
Nippon Telegraph & Telephone Corp.	Japan	2	9,898
Telefonica SA	Spain	293,072	9,457,980
Telenor ASA	Norway	98,600	2,329,242

			14,691,712

Wireless Telecommunication Services 3.9%
Bouygues SA	France	21,877	1,811,330
China Unicom, Ltd.	Hong Kong	1,518,000	3,420,314
Sistema JSFC, GDR *	Russia	40,850	1,699,987
Tim Participacoes SA, ADR (p)	Brazil	16,298	569,615
Vodafone Group plc	United Kingdom	1,232,449	4,578,350

			12,079,596

UTILITIES 5.8%
Electric Utilities 1.5%
E.ON AG	Germany	6,843	1,450,907
Electricite de France	France	14,529	1,719,339
Fortum Oyj	Finland	33,600	1,502,007

			4,672,253

Gas Utilities 1.3%
Gaz de France	France	32,852	1,910,290
Tokyo Gas Co., Ltd.	Japan	420,000	1,960,925

			3,871,215

Multi-Utilities 3.0%
National Grid plc	United Kingdom	37,583	619,338
RWE AG (p)	Germany	34,644	4,847,829
SUEZ	France	46,885	3,173,649
United Utilities plc	United Kingdom	49,320	736,038

			9,376,854

Total Common Stocks (cost $230,402,968)			295,666,021

PREFERRED STOCKS 2.5%
CONSUMER DISCRETIONARY 0.4%
Automobiles 0.4%
Dr. Ing. h.c. F. Porsche AG, Var. Rate Pfd.	Germany	567	1,141,013

FINANCIALS 0.4%
Diversified Financial Services 0.4%
Istituto Finanziario Industriale SpA, Var. Rate Pfd.	Italy	35,657	1,190,149

HEALTH CARE 1.5%
Health Care Equipment & Supplies 1.5%
Fresenius AG, Var. Rate Pfd.	Germany	58,384	4,840,537

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

December 31, 2007

	Country	Shares	Value

PREFERRED STOCKS continued
INFORMATION TECHNOLOGY 0.2%
Semiconductors & Semiconductor Equipment 0.2%
Samsung Electronics Co., Ltd., Var. Rate Pfd.	South Korea	1,549	$702,428

Total Preferred Stocks (cost $5,189,564)			7,874,127

RIGHTS 0.0%
INDUSTRIALS 0.0%
Industrial Conglomerates 0.0%
GP Bruxelles Lambert (cost $0)	Belgium	2,043	60

OTHER 1.1%
Yellow Pages Income Fund (cost $2,737,355)	Canada	240,281	3,363,450

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES
LOANED 11.2%
MUTUAL FUND SHARES 11.2%
Navigator Prime Portfolio, 4.83% § (cost $34,638,861)	United States	34,638,861	34,638,861

SHORT-TERM INVESTMENTS 1.2%
MUTUAL FUND SHARES 1.2%
Evergreen Institutional U.S. Government Money Market Fund,
Class I, 4.31% q ø (cost $3,659,341)	United States	3,659,341	3,659,341

Total Investments (cost $276,628,089) 111.5%			345,201,860
Other Assets and Liabilities (11.5%)			(35,592,635)

Net Assets 100.0%			$309,609,225

(p)	All or a portion of this security is on loan.
*	Non-income producing security
(h)	Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.
+	Security is deemed illiquid.
§	Rate shown is the 1-day annualized yield at period end.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations
ADR	American Depository Receipt
GDR	Global Depository Receipt

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

December 31, 2007

The following table shows the percent of total long-term investments by geographic location as of December 31, 2007:

France	21.7%
Germany	14.4%
United Kingdom	14.0%
Japan	10.4%
Switzerland	7.3%
Netherlands	4.9%
Spain	4.6%
Italy	3.1%
Finland	2.9%
Hong Kong	1.9%
Greece	1.5%
Belgium	1.5%
Norway	1.4%
Australia	1.3%
Brazil	1.2%
Singapore	1.2%
Canada	1.1%
Russia	1.0%
Israel	0.8%
Sweden	0.7%
Bermuda	0.7%
Taiwan	0.6%
South Korea	0.5%
Argentina	0.4%
Ireland	0.4%
Thailand	0.3%
Mexico	0.2%

100.0%

The following table shows the percent of total long-term investments by sector as of December 31, 2007:

Financials	16.2%
Consumer Staples	14.6%
Industrials	12.8%
Consumer Discretionary	12.1%
Materials	9.4%
Telecommunication Services	8.7%
Information Technology	7.7%
Health Care	5.9%
Utilities	5.8%
Energy	5.6%
Other	1.2%

100.0%

See Notes to Financial Statements

16

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

Assets
Investments in securities, at value (cost $272,968,748) including $35,512,881 of securities
loaned	$341,542,519
Investments in affiliated money market fund, at value (cost $3,659,341)	3,659,341

Total investments	345,201,860
Foreign currency, at value (cost $1,824,628)	1,829,280
Receivable for Fund shares sold	92,750
Dividends receivable	254,144
Receivable for securities lending income	17,389

Total assets	347,395,423

Liabilities
Payable for securities purchased	2,664,026
Payable for Fund shares redeemed	341,376
Unrealized losses on forward foreign currency exchange contracts	87,371
Payable for securities on loan	34,638,861
Advisory fee payable	6,756
Distribution Plan expenses payable	1,645
Due to other related parties	1,749
Accrued expenses and other liabilities	44,414

Total liabilities	37,786,198

Net assets	$309,609,225

Net assets represented by
Paid-in capital	$241,536,341
Undistributed net investment income	47,577
Accumulated net realized losses on investments	(464,854)
Net unrealized gains on investments	68,490,161

Total net assets	$309,609,225

Net assets consists of
Class 1	$190,765,879
Class 2	118,843,346

Total net assets	$309,609,225

Shares outstanding (unlimited number of shares authorized)
Class 1	11,325,664
Class 2	7,086,688

Net asset value per share
Class 1	$16.84
Class 2	$16.77

See Notes to Financial Statements

17

STATEMENT OF OPERATIONS

Year Ended December 31, 2007

Investment income
Dividends (net of foreign withholding taxes of $867,721)	$7,726,819
Income from affiliate	200,563
Securities lending	59,469

Total investment income	7,986,851

Expenses
Advisory fee	1,195,046
Distribution Plan expenses	289,950
Administrative services fee	302,209
Transfer agent fees	743
Trustees’ fees and expenses	6,501
Printing and postage expenses	50,242
Custodian and accounting fees	299,412
Professional fees	36,239
Interest expense	3,828
Other	7,332

Total expenses	2,191,502
Less: Expense reductions	(9,230)

Net expenses	2,182,272

Net investment income	5,804,579

Net realized and unrealized gains or losses on investments
Net realized gains on:
Securities	29,447,509
Foreign currency related transactions	216,786

Net realized gains on investments	29,664,295
Net change in unrealized gains or losses on investments	5,943,182

Net realized and unrealized gains or losses on investments	35,607,477

Net increase in net assets resulting from operations	$41,412,056

See Notes to Financial Statements

18

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2007		2006

Operations
Net investment income		$5,804,579		$6,037,911
Net realized gains on investments		29,664,295		18,889,556
Net change in unrealized gains or losses
on investments		5,943,182		25,370,029

Net increase in net assets resulting from
operations		41,412,056		50,297,496

Distributions to shareholders from
Net investment income
Class 1		(4,622,240)		(5,913,245)
Class 2		(2,573,315)		(3,441,302)
Net realized gains
Class 1		(14,087,925)		(8,031,031)
Class 2		(8,906,523)		(5,152,031)

Total distributions to shareholders		(30,190,003)		(22,537,609)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class 1	3,331,563	57,955,062	3,530,571	55,024,964
Class 2	440,157	7,767,480	1,715,986	26,307,831

		65,722,542		81,332,795

Net asset value of shares issued in
reinvestment of distributions
Class 1	1,084,893	18,710,165	868,550	13,944,276
Class 2	669,685	11,479,838	537,341	8,593,333

		30,190,003		22,537,609

Payment for shares redeemed
Class 1	(3,939,378)	(68,339,717)	(3,372,226)	(51,435,517)
Class 2	(837,953)	(14,539,550)	(475,582)	(7,254,048)

		(82,879,267)		(58,689,565)

Net increase in net assets resulting from
capital share transactions		13,033,278		45,180,839

Total increase in net assets		24,255,331		72,940,726
Net assets
Beginning of period		285,353,894		212,413,168

End of period	$ 309,609,225		$ 285,353,894

Undistributed (overdistributed) net
investment income		$47,577		$(7,089)

See Notes to Financial Statements

19

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen VA International Equity Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware statutory trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The Fund offers Class 1 and Class 2 shares at net asset value without a front-end sales charge or contingent deferred sales charge; however, Class 2 shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from

20

NOTES TO FINANCIAL STATEMENTS continued

changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

c. Forward foreign currency contracts

A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

f. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

g. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net

21

NOTES TO FINANCIAL STATEMENTS continued

realized foreign currency gains or losses, passive foreign investment companies and dividend redesignations. During the year ended December 31, 2007, the following amounts were reclassified:

Paid-in capital	$(3,147)
Undistributed net investment income	1,445,642
Accumulated net realized losses on investments	(1,442,495)

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.66% and declining to 0.36% as the aggregate average daily net assets of the Fund and its retail counterpart, Evergreen International Equity Fund, increase. For the year ended December 31, 2007, the advisory fee was equivalent to 0.39% of the Fund’s average daily net assets.

The Fund may invest in Evergreen-managed money market funds, which are also advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund) increase.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

4. DISTRIBUTION PLAN

EIS also serves as distributor of the Fund’s shares. The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class 2 shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class 2 shares.

22

NOTES TO FINANCIAL STATEMENTS continued

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $175,333,986 and $178,276,415, respectively, for the year ended December 31, 2007.

On December 31, 2007, the aggregate cost of securities for federal income tax purposes was $279,837,814. The gross unrealized appreciation and depreciation on securities based on tax cost was $71,770,280 and $6,406,234, respectively, with a net unrealized appreciation of $65,364,046.

At December 31, 2007, the Fund had forward foreign currency exchange contracts outstanding as follows:

Forward Foreign Currency Exchange Contracts to Sell:

Exchange	Contracts	U.S. Value at	In Exchange
Date	to Deliver	December 31, 2007	for U.S. $	Unrealized Loss

2/15/2008	13,000,000 EUR	$18,992,491	$18,905,120	$87,371

During the year ended December 31, 2007, the Fund loaned securities to certain brokers. At December, 31, 2007, the value of securities on loan and the total value of collateral received for securities loaned amounted to $35,512,881 and $37,242,282, respectively. Of the total value of the collateral received for securities on loan, $2,603,421 represents the market value of U.S. government agency obligations received as non-cash collateral.

As of December 31, 2007, the Fund had $3,668,653 in capital loss carryovers for federal income tax purposes with $80,668 expiring in 2009 and $3,587,985 expiring in 2010.

These losses are subject to certain limitations prescribed by the Internal Revenue Code. Utilization of these capital loss carryovers was limited during the year ended December 31, 2007 in accordance with income tax regulations.

For income tax purposes, currency losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of December 31, 2007, the Fund incurred and will elect to defer post-October currency losses of $42,666.

The Fund’s income and excise tax returns and all financial records supporting those returns are subject to examination by the federal, Massachusetts and Delaware revenue authorities for all taxable years beginning after December 31, 2003.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended December 31, 2007, the Fund did not participate in the interfund lending program.

23

NOTES TO FINANCIAL STATEMENTS continued

7. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Capital Loss
Undistributed		Carryovers and	Temporary
Long-term	Unrealized	Post-October	Book/Tax
Capital Gain	Appreciation	Losses	Differences

$6,413,524	$65,379,626	$3,711,319	$(8,947)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, passive foreign investment companies and forward contracts. Additionally, short-term capital gains are considered ordinary income for income tax purposes. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended December 31,

	2007	2006

Ordinary Income	$8,204,570	$9,354,547
Long-term Capital Gain	21,985,433	13,183,062

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in an unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee on the unused balance, which is allocated pro rata. The credit facility is for $100 million with an annual commitment fee of 0.08%. During the year ended December 31, 2007, the Fund had average borrowings outstanding of $69,600 at a an average rate of 5.50% and paid interest of $3,828.

24

NOTES TO FINANCIAL STATEMENTS continued

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, EIS, ESC (collectively, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and paid approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

12. NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109 (“FIN 48”). FIN 48 supplements FASB 109 by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The Fund’s financial statements have not been impacted by the adoption of FIN 48. However, the conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from FASB, and on-going analysis of tax laws, regulations, and interpretations thereof.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund

25

NOTES TO FINANCIAL STATEMENTS continued

does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Variable Annuity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen VA International Equity Fund, a series of the Evergreen Variable Annuity Trust, as of December 31, 2007 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These finan-cial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen VA International Equity Fund as of December 31, 2007, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 13, 2008

27

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $21,985,433 for the fiscal year ended December 31, 2007.

Pursuant to Section 853 of the Internal Revenue Code, the Fund elects to pass through foreign taxes that have been withheld at the fund level to its shareholders so that they may take a foreign tax credit. For the year ended December 31, 2007, the total amount of foreign taxes expected to be passed through to shareholders was $719,862 on foreign source income of $8,582,404.

28

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees is required to consider whether to continue in place the Fund’s investment advisory agreement. In September 2007, the Trustees, including a majority of the Trustees who are not interested persons (as that term is defined in the 1940 Act) of the Fund or of EIMC, approved the continuation of the Fund’s investment advisory agreement. (References below to the “Fund” are to Evergreen VA International Equity Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds, and the description below refers in many cases to the Trustees’ process and conclusions in connection with their consideration of this matter for all of the funds. (See “Certain Fund-Specific Considerations” below for a discussion regarding certain factors considered by the Trustees relating specifically to the Fund.) In all of its deliberations, the Board of Trustees and the disinterested Trustees were advised by independent counsel to the disinterested Trustees and counsel to the funds.

The review process. The 1940 Act requires that the Board of Trustees request and evaluate, and that EIMC and any sub-advisors furnish, such information as may reasonably be necessary to evaluate the terms of a fund’s advisory agreement. The review process began at the time of the last advisory contract-renewal process in September 2006. In the course of that process, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the following months, the Trustees reviewed information relating to any changes in the performance of those funds and/or any changes in the investment process or the investment teams responsible for the management of the funds. In addition, during the course of the year, the Trustees reviewed information regarding the investment performance of all of the funds and identified additional funds that they believed warranted further attention based on performance since September 2006.

In spring 2007, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review and set a timeline detailing the information required and the dates for its delivery to the Trustees. The independent data provider Keil Fiduciary Strategies LLC (“Keil”) was engaged to provide fund-specific and industry-wide data to the Board containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the disinterested Trustees, the information provided by EIMC in response to the Committee’s requests and the information provided by Keil. The Trustees formed small committees to review individual funds in greater detail. In addition, the Trustees requested information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams,

29

ADDITIONAL INFORMATION (unaudited) continued

and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone to consider the information provided by EIMC. The Committee met with representatives of EIMC in early September. At a meeting of the full Board of Trustees later in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC, engaged in further review of the materials provided to them, and approved the continuation of each of the advisory and sub-advisory agreements.

The disinterested Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with legal counsel at which no personnel of EIMC were present. In considering the continuation of the agreement, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the Evergreen mutual funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate; although the Trustees considered the continuation of the agreement as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreement for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the disinterested Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, the Board receives a wide variety of information regarding the services performed by EIMC, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2006, and recent changes in compliance personnel at EIMC, including the appointment of a new Chief Compliance Officer for the funds.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer

30

ADDITIONAL INFORMATION (unaudited) continued

mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by the independent industry consultant in reviewing the information presented to them.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIS, an affiliate of EIMC, serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees took into account administrative fees paid by the funds and those other mutual funds. The Board considered that EIS serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions who hold fund shares in omnibus accounts, and that Wachovia Securities, LLC and its affiliates receive such payments from the funds in respect of client accounts they hold in omnibus arrangements, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for the funds.

Nature and quality of the services provided. The Trustees considered that EIMC and its affili-ates generally provide a comprehensive investment management service to the funds. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC were consistent with its duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds

31

ADDITIONAL INFORMATION (unaudited) continued

generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIS under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive.

Certain Fund-specific considerations. The Trustees noted that, for the one-, three-, and five-year periods ended December 31, 2006, the Fund’s Class 1 shares had underperformed the Fund’s benchmark index, the Morgan Stanley Capital International Europe, Australasia, and Far East Free Index, but had outperformed a majority of the funds against which the Trustees compared the Fund’s performance during those same periods, except for the one-year period ended December 31, 2006.

The Trustees noted that the management fee paid by the Fund was lower than the management fees paid by most of the other funds against which the Trustees compared the Fund’s management fee and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

The Trustees considered information regarding the rates at which other clients pay advisory fees to EIMC or its affiliates for advisory services that are comparable to the advisory services they provide to the Fund. Fees charged by EIMC to those other clients were generally lower than those charged to the Fund. EIMC explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, EIMC pointed out that there is substantially greater legal and other risk to EIMC and its affiliates from managing public mutual funds than in managing private accounts. The Trustees also considered the investment performance of those other accounts managed by EIMC and its affiliates, and concluded that the performance of those accounts did not reflect any substantial difference in the quality of the service provided by EIMC and its affiliates to those accounts.

32

ADDITIONAL INFORMATION (unaudited) continued

Economies of scale. The Trustees noted that economies of scale would likely be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, but concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

33

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35

TRUSTEES AND OFFICERS

TRUSTEES1

Charles A. Austin III	Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover
Trustee	Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The
DOB: 10/23/1934	Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and
Term of office since: 1991	Treasurer, State Street Research & Management Company (investment advice)
Other directorships: None

K. Dun Gifford	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee,
Trustee	Treasurer and Chairman of the Finance Committee, Cambridge College
DOB: 10/23/1938
Term of office since: 1974
Other directorships: None

Dr. Leroy Keith, Jr.	Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix
Trustee	Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington
DOB: 2/14/1939	Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former
Term of office since: 1983	Director, Lincoln Educational Services
Other directorships: Trustee,
Phoenix Fund Complex (consisting
of 60 portfolios as of 12/31/2006)

Carol A. Kosel[1]	Former Consultant to the Evergreen Boards of Trustees; Former Senior Vice President,
Trustee	Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur
DOB: 12/25/1963	Securities Fund
Term of office since: 2008
Other directorships: None

Gerald M. McDonnell	Former Manager of Commercial Operations, CMC Steel (steel producer)
Trustee
DOB: 7/14/1939
Term of office since: 1988
Other directorships: None

Patricia B. Norris	President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President
Trustee	and Director of Phillips Pond Homes Association (home community); Former Partner,
DOB: 4/9/1948	PricewaterhouseCoopers, LLP (independent registered public accounting firm)
Term of office since: 2006
Other directorships: None

William Walt Pettit	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.
Trustee	(packaging company); Member, Superior Land, LLC (real estate holding company), Member,
DOB: 8/26/1955	K&P Development, LLC (real estate development); Former Director, National Kidney Foundation
Term of office since: 1988	of North Carolina, Inc. (non-profit organization)
Other directorships: None

David M. Richardson	President, Richardson, Runden LLC (executive recruitment business development/consulting
Trustee	company); Consultant, Kennedy Information, Inc. (executive recruitment information and
DOB: 9/19/1941	research company); Consultant, AESC (The Association of Executive Search Consultants);
Term of office since: 1982	Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP
Other directorships: None	(communications)

Dr. Russell A. Salton III	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource
Trustee	Associates, Inc.
DOB: 6/2/1947
Term of office since: 1984
Other directorships: None

36

TRUSTEES AND OFFICERS continued

Michael S. Scofield	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded
Trustee	Media Corporation (multi-media branding company)
DOB: 2/20/1943
Term of office since: 1984
Other directorships: None

Richard J. Shima	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former
Trustee	Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee,
DOB: 8/11/1939	Saint Joseph College (CT)
Term of office since: 1993
Other directorships: None

Richard K. Wagoner, CFA[2]	Member and Former President, North Carolina Securities Traders Association; Member, Financial
Trustee	Analysts Society
DOB: 12/12/1937
Term of office since: 1999
Other directorships: None

OFFICERS

Dennis H. Ferro[3]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Jeremy DePalma[4]	Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC;
Treasurer	Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President,
DOB: 2/5/1974	Evergreen Investment Services, Inc.
Term of office since: 2005

Michael H. Koonce[4]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment
DOB: 4/20/1960	Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and
Term of office since: 2000	Assistant General Counsel, Wachovia Corporation

Robert Guerin[4]	Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of
Chief Compliance Officer	Evergreen Investments Co, Inc; Former Managing Director and Senior Compliance Officer,
DOB: 9/20/1965	Babson Capital Management LLC; Former Principal and Director, Compliance and Risk
Term of office since: 2007	Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice
Compliance, Deutsche Asset Management.

1 Each Trustee, except Mses. Kosel and Norris, serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. As new Trustees, Ms. Kosel’s and Ms. Norris’ initial terms end December 31, 2010 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee, except Ms. Kosel, oversaw 93 Evergreen funds as of December 31, 2007. Ms. Kosel became a Trustee on January 1, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2 Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

37

560861 rv5 2/2008

Evergreen VA Omega Fund

Evergreen

VA OMEGA FUND

Annual Report
as of December 31, 2007

Evergreen Investments™
MUTUAL FUNDS

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	ABOUT YOUR FUND’S EXPENSES
7	FINANCIAL HIGHLIGHTS
9	SCHEDULE OF INVESTMENTS
12	STATEMENT OF ASSETS AND LIABILITIES
13	STATEMENT OF OPERATIONS
14	STATEMENTS OF CHANGES IN NET ASSETS
15	NOTES TO FINANCIAL STATEMENTS
21	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
22	ADDITIONAL INFORMATION
28	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2008, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

LETTER TO SHAREHOLDERS

February 2008

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen VA Omega Fund for the twelve-month period ended December 31, 2007.

Investors in domestic equity and fixed income markets faced challenging, and increasingly stormy, conditions during 2007. Riding the momentum of an expanding economy and growing corporate profits, stocks maintained their robust rally during the first half of the year. The second half of the year, however, presented a much different environment, as fears grew about the overall economic effects of weakness in the housing industry and a widening credit crisis that began with the meltdown of the subprime mortgage market. Stock performance was volatile throughout the year’s second half. As worries grew about a slowing of the nation’s economic expansion and a deceleration of corporate profit growth, large capitalization stocks tended to be preferred over smaller cap stocks, while growth stocks maintained a performance edge over value stocks. By the end of the year, most major market indexes reported modest but positive results for the twelve-month period, although some value benchmarks were negative. Equity markets outside the U.S. continued to outperform domestic markets even as foreign markets also became more volatile, despite evidence of persistently solid growth in the global economy. In the domestic fixed income market, the problems in the subprime mortgage market led to a general flight to quality in the final months of 2007. Treasury prices rose and their yields declined as investors sought out the highest-quality investments and tried to avoid credit risk. The yield spreads between Treasuries and lower-rated

1

LETTER TO SHAREHOLDERS continued

securities widened as corporate bonds and many asset-backed securities fell out of favor.

The U.S. economy appeared to maintain its growth path early in 2007, with robust export activity and healthy business investment spending offsetting declines in residential home values. Despite the credit crisis and the housing slump, Gross Domestic Product grew by approximately 4.0% from April through September. The economy, however, slowed noticeably in the closing months of the year. The combination of mortgage-related weakness, higher energy prices and tighter lending standards limited both consumer spending and business investment. Operating earnings of companies in the S&P 500 declined for the third quarter of the year, principally because of massive write-downs by major corporations, most notably in the Financials sector. Faced with growing evidence of the economy’s slowing, the Federal Reserve Board began adding liquidity to the nation’s financial system, cutting the target fed funds rate from 5.25% to 4.25% in the final months of the year. At the start of 2008, officials in Washington also began considering fiscal actions, either through tax cuts or new spending, to re-invigorate the economy.

Against this backdrop, portfolio managers of Evergreen’s Variable Annuity Funds maintained strategies consistent with each fund’s goal and the asset class in which the fund invests. Managers of equity-oriented portfolios tended to focus on growth,

2

LETTER TO SHAREHOLDERS continued

while the professionals supervising fixed income portfolios sought total return and current income.

We believe the experiences in the investment markets during the past twelve months have underscored the value of a well diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, regarding the firm’s recent settlement with the Securities and Exchange Commission (SEC) and prior settlement with the Financial Industry Regulatory Authority (FINRA).

3

FUND AT A GLANCE

as of December 31, 2007

MANAGEMENT TEAM

Investment Advisor:

• Evergreen Investment Management Company, LLC

Portfolio Manager:

• Aziz

Hamzaogullari, CFA

PERFORMANCE AND RETURNS

Portfolio inception date: 3/6/1997

	Class 1	Class 2
Class inception date	3/6/1997	7/31/2002

Average annual return

1-year	11.96%	11.74%

5-year	13.10%	12.81%

10-year	6.37%	6.22%

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, please call 1.800.321.9332. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions, but does not reflect contract, policy, or separate account charges assessed by participating insurance companies.

Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered. The historical returns for Class 2 have not been adjusted to reflect the effect of the class’ 12b-1 fee. The fund incurs a 12b-1 fee of 0.25% for Class 2. Class 1 does not pay a 12b-1 fee. If the fee had been reflected, returns for Class 2 would have been lower.

Returns reflect expense limits previously in effect, without which returns would have been lower.

Comparison of a $10,000 investment in the Evergreen VA Omega Fund Class 1 shares versus a similar investment in the Russell 1000 Growth Index (Russell 1000 Growth) and the Consumer Price Index (CPI).

The Russell 1000 Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

4

PORTFOLIO MANAGER COMMENTARY

The fund’s Class 1 shares returned 11.96% for the twelve-month period ended December 31, 2007. During the same period, the Russell 1000 Growth returned 11.81% .

The fund’s objective is to seek long-term capital growth.

At the beginning of 2007, the equity market in the United States followed trends similar to 2006. Stocks continued to provide solid returns early in 2007, despite some increasing concerns, which first began to surface in the third quarter of 2006, over economic growth. The first half of the year saw a majority of the sectors posting positive returns with Energy, Materials, Telecommunication Services and Industrials having the highest returns. By the second half of the year, however, the Financials and housing areas were reeling from concerns over subprime mortgage loans. Equity markets became more volatile and this volatility continued through the end of the year. Moreover, subprime loan concerns, which materialized in the start of the fourth quarter, produced significant declines among Consumer Discretionary and Financials stocks as consumers tightened spending and the exposure of Financials institutions to subprime-related securities became more apparent.

This was the first full calendar year under the fund’s new management style, which changed at the beginning of the second half of 2006. Based on our emphasis on bottom-up stock selection, we continued to overweight the Health Care, Information Technology and Consumer Discretionary sectors while underweighting the Energy, Materials and Industrial sectors. The investment philosophy guiding portfolio management of the fund centers on fundamental, bottom-up disciplined long-term investing. Stock selection is based on our independent analysis of the long-term structural attractiveness of a business. Our ultimate goal is to invest in structurally good businesses with sustainable competitive advantages and an ability to grow profitably on a secular basis. We seek to determine the intrinsic value of a company’s business by analyzing cash flow and believe successful investing requires the identification of a small number of companies capable of sustaining above-average growth in their long-term cash flows. Because we are long-term investors, we anticipate that portfolio turnover will be somewhat lower than that of a typical growth fund. Our sector weighting decisions will be by-products of our fundamental analysis of companies.

Stock selection in the Consumer Discretionary group provided the greatest contribution to performance, led by Amazon and Apollo Group. In the fund’s previous Annual Report, for 2006, we highlighted Apollo Group, a leader in post-secondary adult education. Even after Apollo’s shares declined dramatically in the fourth quarter of 2006, we increased our position in the company. Despite severe margin pressure due to slowing enrollment growth, we believed that the longer-term growth franchise was intact and the valuation was attractive. Similarly, we considered margin pressure that held back Amazon during the first half of 2007 to be temporary and we increased our position in the online retailer. At the end of 2007, we had reduced our position in Apollo Group significantly because we believed the current stock valuation was close to our intrinsic value. Amazon remained our largest holding as we believed the valuation was still attractive. Other sectors that contributed positively were Information Technology and Consumer Staples. While the individual investment that was the largest detractor from results was biotechnology corporation Amgen, Inc., the Financials sector was the general area that provided the greatest drag on performance. At year’s end, Amgen remained one of the fund’s five largest holdings as we believed it was a very solid business with significant sustainable competitive advantages, revenue and cash flow growth. We believe Amgen has shown its ability to convert its research and development activities into commercialized blockbuster products, despite its recent setbacks. Notable detractors among our Financials holdings included: insurance broker and risk management consultant Marsh & McLennan; asset manager Legg Mason; and banking giant Citigroup. Our lack of exposure in Materials and our underweighting of Energy also held back results.

At the end of the year, our bottom-up analysis led us to emphasize large capitalization stocks and to overweight Information Technology, Health Care and select Consumer names. We have remained underweighted in Energy, Materials and Industrials. We continued to believe that commodities prices were well above our estimate of the marginal costs of production, making it a poor time to invest in cyclical stocks. More importantly, we continued to find the stock valuations of these companies unattractive as we looked at the embedded expectations in these companies in terms of margins and returns. We have remained steadfast in our commitment to long-term investing.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

The stocks of smaller companies may be more volatile than those of larger companies due to the higher risk of failure.

All data is as of December 31, 2007, and subject to change.

5

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, exchange fees or separate account charges assessed by participating insurance companies. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	7/1/2007	12/31/2007	Period*

Actual
Class 1	$ 1,000.00	$ 1,014.62	$ 3.61
Class 2	$ 1,000.00	$ 1,013.24	$ 4.87
Hypothetical
(5% return
before expenses)
Class 1	$ 1,000.00	$ 1,021.63	$ 3.62
Class 2	$ 1,000.00	$ 1,020.37	$ 4.89

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class
(0.71% for Class 1 and 0.96% for Class 2), multiplied by the average account value over the period, multiplied by 184 / 365 days.

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Year Ended December 31,

CLASS 1	2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 17.80	$ 16.79	$ 16.20	$ 15.11	$ 10.79

Income from investment operations
Net investment income (loss)	0.08	0.05	(0.01)	0.03	(0.02)
Net realized and unrealized gains or losses on investments	2.05	0.96	0.63	1.06	4.34
Total from investment operations	2.13	1.01	0.62	1.09	4.32

Distributions to shareholders from
Net investment income	(0.11)	0	(0.03)	0	0

Net asset value, end of period	$ 19.82	$ 17.80	$ 16.79	$ 16.20	$ 15.11

Total return[1]	11.96%	6.02%	3.85%	7.21%	40.04%

Ratios and supplemental data
Net assets, end of period (thousands)	$67,773	$78,068	$94,372	$119,438	$108,348
Ratios to average net assets
Expenses including waivers/reimbursements but excluding
expense reductions	0.71%	0.70%	0.71%	0.68%	0.72%
Expenses excluding waivers/reimbursements and expense reductions	0.71%	0.70%	0.71%	0.68%	0.72%
Net investment income (loss)	0.32%	0.26%	(0.09%)	0.18%	(0.20%)
Portfolio turnover rate	31%	126%	124%	169%	180%

1Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

7

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Year Ended December 31,

CLASS 2	2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 17.62	$ 16.67	$ 16.10	$ 15.05	$10.78

Income from investment operations
Net investment income (loss)	0.01	0.01	(0.04)	0.01	(0.03)
Net realized and unrealized gains or losses on investments	2.05	0.94	0.61	1.04	4.30
Total from investment operations	2.06	0.95	0.57	1.05	4.27

Distributions to shareholders from
Net investment income	(0.05)	0	0[1]	0	0

Net asset value, end of period	$ 19.63	$ 17.62	$ 16.67	$ 16.10	$15.05

Total return[2]	11.74%	5.70%	3.57%	6.98%	39.61%

Ratios and supplemental data
Net assets, end of period (thousands)	$38,137	$37,036	$30,108	$19,662	$7,609
Ratios to average net assets
Expenses including waivers/reimbursements but excluding
expense reductions	0.96%	0.95%	0.96%	0.93%	0.99%
Expenses excluding waivers/reimbursements and expense reductions	0.96%	0.95%	0.96%	0.93%	0.99%
Net investment income (loss)	0.07%	0.02%	(0.32%)	0.04%	(0.46%)
Portfolio turnover rate	31%	126%	124%	169%	180%

1 Amount represents less than $0.005 per share.

2 Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

8

SCHEDULE OF INVESTMENTS

December 31, 2007

	Shares	Value

COMMON STOCKS 99.3%
CONSUMER DISCRETIONARY 17.8%
Diversified Consumer Services 1.2%
Apollo Group, Inc., Class A *	17,400	$1,220,610

Hotels, Restaurants & Leisure 0.9%
Carnival Corp.	21,570	959,649

Internet & Catalog Retail 7.1%
Amazon.com, Inc. *	81,231	7,525,240

Media 2.5%
Omnicom Group, Inc.	56,326	2,677,175

Multi-line Retail 1.1%
Target Corp.	22,762	1,138,100

Specialty Retail 2.2%
Best Buy Co., Inc.	25,785	1,357,580
Home Depot, Inc.	37,500	1,010,250

		2,367,830

Textiles, Apparel & Luxury Goods 2.8%
Timberland Co., Class A *	163,300	2,952,464

CONSUMER STAPLES 10.2%
Beverages 2.9%
Coca-Cola Co.	49,893	3,061,933

Food & Staples Retailing 2.5%
Wal-Mart Stores, Inc.	44,736	2,126,302
Whole Foods Market, Inc. (p)	12,000	489,600

		2,615,902

Food Products 1.0%
McCormick & Co., Inc.	29,300	1,110,763

Household Products 3.8%
Clorox Co.	24,900	1,622,733
Procter & Gamble Co.	32,492	2,385,563

		4,008,296

ENERGY 1.4%
Oil, Gas & Consumable Fuels 1.4%
Chevron Corp.	7,900	737,307
ConocoPhillips	8,346	736,952

		1,474,259

FINANCIALS 8.7%
Capital Markets 3.5%
Legg Mason, Inc.	51,200	3,745,280

Diversified Financial Services 1.2%
Citigroup, Inc.	44,795	1,318,765

See Notes to Financial Statements

9

SCHEDULE OF INVESTMENTS continued

December 31, 2007

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Insurance 4.0%
Marsh & McLennan Cos.	158,033	$4,183,133

HEALTH CARE 19.9%
Biotechnology 5.1%
Amgen, Inc. *	103,713	4,816,432
Biogen Idec, Inc. *	10,322	587,528

		5,403,960

Health Care Equipment & Supplies 6.8%
Medtronic, Inc.	71,299	3,584,201
St. Jude Medical, Inc. *	22,060	896,518
Zimmer Holdings, Inc. *	40,232	2,661,347

		7,142,066

Health Care Providers & Services 0.9%
WellPoint, Inc. *	11,200	982,576

Pharmaceuticals 7.1%
Bristol-Myers Squibb Co.	52,801	1,400,283
Novartis AG, ADR	93,300	5,067,123
Pfizer, Inc.	46,030	1,046,262

		7,513,668

INDUSTRIALS 7.0%
Air Freight & Logistics 2.9%
Expeditors International of Washington, Inc.	58,900	2,631,652
United Parcel Service, Inc., Class B	6,500	459,680

		3,091,332

Commercial Services & Supplies 3.2%
Cintas Corp.	102,500	3,446,050

Industrial Conglomerates 0.9%
Tyco International, Ltd.	23,042	913,615

INFORMATION TECHNOLOGY 34.3%
Communications Equipment 6.5%
Cisco Systems, Inc. *	106,903	2,893,864
QUALCOMM, Inc	100,087	3,938,424

		6,832,288

Computers & Peripherals 3.3%
Avid Technology, Inc. * (p)	24,800	702,832
Dell, Inc. *	112,084	2,747,179

		3,450,011

Internet Software & Services 7.2%
eBay, Inc. *	102,615	3,405,792
Google, Inc., Class A *	6,086	4,208,347

		7,614,139

See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS continued

December 31, 2007

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
IT Services 0.8%
Automatic Data Processing, Inc.	19,487	$867,756

Semiconductors & Semiconductor Equipment 8.7%
Altera Corp.	265,538	5,130,194
Intel Corp.	97,140	2,589,753
KLA-Tencor Corp.	10,625	511,700
Texas Instruments, Inc.	31,005	1,035,567

		9,267,214

Software 7.8%
Microsoft Corp.	110,839	3,945,868
Oracle Corp. *	193,364	4,366,159

		8,312,027

Total Common Stocks (cost $92,628,220)		105,196,101

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED 1.1%
MUTUAL FUND SHARES 1.1%
AIM Short-Term Investments Trust Government & Agency Portfolio, Class I, 4.38% q
(cost $1,193,004)	1,193,004	1,193,004

SHORT-TERM INVESTMENTS 0.8%
MUTUAL FUND SHARES 0.8%
Evergreen Institutional U.S. Government Money Market Fund, Class I, 4.31% q ø
(cost $810,573)	810,573	810,573

Total Investments (cost $94,631,797) 101.2%		107,199,678
Other Assets and Liabilities (1.2%)		(1,289,280)

Net Assets 100.0%		$105,910,398

*	Non-income producing security
(p)	All or a portion of this security is on loan.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations

ADR American Depository Receipt

The following table shows the percent of total long-term investments by sector as of December 31, 2007:

Information Technology	34.5%
Health Care	20.0%
Consumer Discretionary	17.9%
Consumer Staples	10.3%
Financials	8.8%
Industrials	7.1%
Energy	1.4%

100.0%

See Notes to Financial Statements

11

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

Assets
Investments in securities, at value (cost $93,821,224) including $1,128,960 of
securities loaned	$106,389,105
Investments in affiliated money market fund, at value (cost $810,573)	810,573

Total investments	107,199,678
Receivable for securities sold	516,064
Receivable for Fund shares sold	36,105
Dividends receivable	58,695
Receivable for securities lending income	111

Total assets	107,810,653

Liabilities
Payable for securities purchased	412,679
Payable for Fund shares redeemed	267,133
Payable for securities on loan	1,193,004
Advisory fee payable	3,052
Distribution Plan expenses payable	528
Due to other related parties	796
Accrued expenses and other liabilities	23,063

Total liabilities	1,900,255

Net assets	$105,910,398

Net assets represented by
Paid-in capital	$107,313,291
Overdistributed net investment income	(2,959)
Accumulated net realized losses on investments	(13,967,815)
Net unrealized gains on investments	12,567,881

Total net assets	$105,910,398

Net assets consists of
Class 1	$67,773,115
Class 2	38,137,283

Total net assets	$105,910,398

Shares outstanding (unlimited number of shares authorized)
Class 1	3,419,176
Class 2	1,943,162

Net asset value per share
Class 1	$19.82
Class 2	$19.63

See Notes to Financial Statements

12

STATEMENT OF OPERATIONS

Year Ended December 31, 2007

Investment income
Dividends	$1,107,548
Income from affiliate	45,303
Securities lending	10,026

Total investment income	1,162,877

Expenses
Advisory fee	588,758
Distribution Plan expenses	96,816
Administrative services fee	112,662
Transfer agent fees	513
Trustees’ fees and expenses	2,270
Printing and postage expenses	33,949
Custodian and accounting fees	33,273
Professional fees	26,941
Other	2,151

Total expenses	897,333
Less: Expense reductions	(2,191)

Net expenses	895,142

Net investment income	267,735

Net realized and unrealized gains or losses on investments
Net realized gains on investments	11,670,549
Net change in unrealized gains or losses on investments	974,780

Net realized and unrealized gains or losses on investments	12,645,329

Net increase in net assets resulting from operations	$12,913,064

See Notes to Financial Statements

13

STATEMENTS OF CHANGES IN NET ASSETS

		Year Ended December 31,

	2007		2006

Operations
Net investment income		$267,735		$226,928
Net realized gains on investments		11,670,549		13,919,817
Net change in unrealized gains or
losses on investments		974,780		(7,659,912)

Net increase in net assets resulting
from operations		12,913,064		6,486,833

Distributions to shareholders from
Net investment income
Class 1		(389,551)		0
Class 2		(110,000)		0

Total distributions to shareholders		(499,551)		0

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class 1	703,004	13,636,526	342,291	5,790,877
Class 2	124,160	2,358,206	437,637	7,415,379

		15,994,732		13,206,256

Net asset value of shares issued in
reinvestment of distributions
Class 1	20,461	389,551	0	0
Class 2	6,089	110,000	0	0

		499,551		0

Payment for shares redeemed
Class 1	(1,691,153)	(32,499,523)	(1,574,954)	(26,648,596)
Class 2	(288,969)	(5,601,998)	(141,907)	(2,420,522)

		(38,101,521)		(29,069,118)

Net decrease in net assets resulting
from capital share transactions		(21,607,238)		(15,862,862)

Total decrease in net assets		(9,193,725)		(9,376,029)
Net assets
Beginning of period		115,104,123		124,480,152

End of period	$ 105,910,398		$ 115,104,123

Undistributed (overdistributed)
net investment income		$(2,959)		$226,417

See Notes to Financial Statements

14

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen VA Omega Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware statutory trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The Fund offers Class 1 and Class 2 shares at net asset value without a front-end sales charge or contingent deferred sales charge; however, Class 2 shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will enter into repurchase agreements with banks and

15

NOTES TO FINANCIAL STATEMENTS continued

other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend.

f. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

g. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. During the year ended December 31, 2007, the following amounts were reclassified:

Paid-in capital	$ (2,440)
Overdistributed net investment income	2,440

16

NOTES TO FINANCIAL STATEMENTS continued

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.52% and declining to 0.41% as the aggregate average daily net assets of the Fund and its retail counterpart, Evergreen Omega Fund, increase. For the year ended December 31, 2007, the advisory fee was equivalent to 0.52% of the Fund’s average daily net assets.

The Fund may invest in Evergreen-managed money market funds, which are also advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund) increase.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

Wachovia Bank NA, through its securities lending division of Wachovia Global Securities Lending, acts as the securities lending agent for the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended December 31, 2007, the Fund paid brokerage commissions of $9,816 to Wachovia Securities, LLC.

4. DISTRIBUTION PLAN

EIS also serves as distributor of the Fund’s shares. The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class 2 shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class 2 shares.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $34,896,403 and $57,073,717, respectively, for the year ended December 31, 2007.

17

NOTES TO FINANCIAL STATEMENTS continued

During the year ended December 31, 2007, the Fund loaned securities to certain brokers. At December 31, 2007, the value of securities on loan and the total value of collateral received for securities loaned amounted to $1,128,960 and $1,193,004, respectively.

On December 31, 2007, the aggregate cost of securities for federal income tax purposes was $94,716,122. The gross unrealized appreciation and depreciation on securities based on tax cost was $17,443,974 and $4,960,418, respectively, with a net unrealized appreciation of $12,483,556.

As of December 31, 2007, the Fund had $13,883,490 in capital loss carryovers for federal income tax purposes expiring in 2010.

The Fund’s income and excise tax returns and all financial records supporting those returns are subject to examination by the federal, Massachusetts and Delaware revenue authorities for all taxable years beginning after December 31, 2003.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended December 31, 2007, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Unrealized	Capital Loss	Temporary Book/Tax
Appreciation	Carryovers	Differences

$12,483,556	$13,883,490	$(2,959)

s

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid for the year ended December 31, 2007 was $499,551 of ordinary income. No distributions were paid for the year ended December 31, 2006.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral

18

NOTES TO FINANCIAL STATEMENTS continued

accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in an unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee on the unused balance, which is allocated pro rata. The credit facility is for $100 million with an annual commitment fee of 0.08% . During the year ended December 31, 2007, the Fund had no borrowings.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, EIS, ESC (collectively, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and paid approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC's ability to provide services to the Evergreen funds.

Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

12. NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109 (“FIN 48”). FIN 48 supplements FASB 109 by prescribing a recognition threshold and meas-

19

NOTES TO FINANCIAL STATEMENTS continued

urement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The Fund’s financial statements have not been impacted by the adoption of FIN 48. However, the conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from FASB, and on-going analysis of tax laws, regulations, and interpretations thereof.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Variable Annuity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen VA Omega Fund, a series of the Evergreen Variable Annuity Trust, as of December 31, 2007 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen VA Omega Fund as of December 31, 2007, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 13, 2008

21

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 100% of ordinary income dividends paid during the fiscal year ended December 31, 2007 qualified for the dividends received deduction.

22

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees is required to consider whether to continue in place the Fund’s investment advisory agreement. In September 2007, the Trustees, including a majority of the Trustees who are not interested persons (as that term is defined in the 1940 Act) of the Fund or of EIMC, approved the continuation of the Fund’s investment advisory agreement. (References below to the “Fund” are to Evergreen VA Omega Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds, and the description below refers in many cases to the Trustees’ process and conclusions in connection with their consideration of this matter for all of the funds. (See “Certain Fund-Specific Considerations” below for a discussion regarding certain factors considered by the Trustees relating specifically to the Fund.) In all of its deliberations, the Board of Trustees and the disinterested Trustees were advised by independent counsel to the disinterested Trustees and counsel to the funds.

The review process. The 1940 Act requires that the Board of Trustees request and evaluate, and that EIMC and any sub-advisors furnish, such information as may reasonably be necessary to evaluate the terms of a fund’s advisory agreement. The review process began at the time of the last advisory contract-renewal process in September 2006. In the course of that process, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the following months, the Trustees reviewed information relating to any changes in the performance of those funds and/or any changes in the investment process or the investment teams responsible for the management of the funds. In addition, during the course of the year, the Trustees reviewed information regarding the investment performance of all of the funds and identified additional funds that they believed warranted further attention based on performance since September 2006.

In spring 2007, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review and set a timeline detailing the information required and the dates for its delivery to the Trustees. The independent data provider Keil Fiduciary Strategies LLC (“Keil”) was engaged to provide fund-specific and industry-wide data to the Board containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the disinterested Trustees, the information provided by EIMC in response to the Committee’s requests and the information provided by Keil. The Trustees formed small committees to review individual funds in greater detail. In addition, the Trustees requested information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams,

23

ADDITIONAL INFORMATION (unaudited) continued

and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone to consider the information provided by EIMC. The Committee met with representatives of EIMC in early September. At a meeting of the full Board of Trustees later in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC, engaged in further review of the materials provided to them, and approved the continuation of each of the advisory and sub-advisory agreements.

The disinterested Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with legal counsel at which no personnel of EIMC were present. In considering the continuation of the agreement, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the Evergreen mutual funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate; although the Trustees considered the continuation of the agreement as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreement for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the disinterested Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, the Board receives a wide variety of information regarding the services performed by EIMC, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2006, and recent changes in compliance personnel at EIMC, including the appointment of a new Chief Compliance Officer for the funds.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer

24

ADDITIONAL INFORMATION (unaudited) continued

mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by the independent industry consultant in reviewing the information presented to them.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIS, an affiliate of EIMC, serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees took into account administrative fees paid by the funds and those other mutual funds. The Board considered that EIS serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions who hold fund shares in omnibus accounts, and that Wachovia Securities, LLC and its affiliates receive such payments from the funds in respect of client accounts they hold in omnibus arrangements, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for the funds.

Nature and quality of the services provided. The Trustees considered that EIMC and its affili-ates generally provide a comprehensive investment management service to the funds. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC were consistent with its duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds gener-

25

ADDITIONAL INFORMATION (unaudited) continued

ally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIS under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive.

Certain Fund-specific considerations. The Trustees noted that, for the one- and three-year periods ended December 31, 2006, the Fund’s Class 1 shares had underperformed the Fund’s benchmark index, the Russell 1000 Growth Index, and a majority of the funds against which the Trustees compared the Fund’s performance. The Trustees also noted that, for the five-year period ended December 31, 2006, the Fund’s Class 1 shares had outperformed the Fund’s benchmark index and performed in the third quintile of the funds against which the Trustees compared the Fund’s performance. The Trustees noted that the Fund’s portfolio management team had recently changed and that the new team’s performance record with the Fund was too short to allow for useful comparison to peers. The Trustees noted, however, that the Fund’s relative performance had improved since the appointment of the new portfolio management team.

The Trustees noted that the management fee paid by the Fund was lower than the management fees paid by a majority of the other funds against which the Trustees compared the Fund’s management fee and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

The Trustees considered information regarding the rates at which other clients pay advisory fees to EIMC or its affiliates for advisory services that are comparable to the advisory services they provide to the Fund. Fees charged by EIMC to those other clients were generally lower than those charged to the Fund. EIMC explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, EIMC pointed out that there is substantially greater legal and other risk to EIMC and its affiliates from managing public mutual funds than in managing private accounts. The Trustees also considered

26

ADDITIONAL INFORMATION (unaudited) continued

the investment performance of those other accounts managed by EIMC and its affiliates, and concluded that the performance of those accounts did not reflect any substantial difference in the quality of the service provided by EIMC and its affiliates to those accounts.

The Trustees considered information regarding the rates at which other non-Evergreen mutual funds pay advisory fees to EIMC or its affiliates for sub-advisory services that are comparable to the advisory services EIMC or its affiliates provide to the Fund. Fees charged by EIMC to those other clients were generally lower than those charged to the Fund. EIMC explained that the services and resources required of EIMC where it sub-advises mutual funds sponsored by others are substantially less than in the case of the funds, since many of the compliance and regulatory responsibilities related to the management function are retained by the primary adviser. The Trustees also considered the investment performance of those other funds sub-advised by EIMC and its affiliates, and concluded that the performance of those funds did not reflect any substantial difference in the quality of the service provided by EIMC and its affiliates to those funds.

Economies of scale. The Trustees noted that economies of scale would likely be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, but concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

27

TRUSTEES AND OFFICERS

TRUSTEES1

Charles A. Austin III	Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover
Trustee	Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The
DOB: 10/23/1934	Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and
Term of office since: 1991	Treasurer, State Street Research & Management Company (investment advice)
Other directorships: None

K. Dun Gifford	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee,
Trustee	Treasurer and Chairman of the Finance Committee, Cambridge College
DOB: 10/23/1938
Term of office since: 1974
Other directorships: None

Dr. Leroy Keith, Jr.	Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix
Trustee	Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington
DOB: 2/14/1939	Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former
Term of office since: 1983	Director, Lincoln Educational Services
Other directorships: Trustee,
Phoenix Fund Complex (consisting
of 60 portfolios as of 12/31/2006)

Carol A. Kosel[1]	Former Consultant to the Evergreen Boards of Trustees; Former Senior Vice President,
Trustee	Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur
DOB: 12/25/1963	Securities Fund
Term of office since: 2008
Other directorships: None

Gerald M. McDonnell	Former Manager of Commercial Operations, CMC Steel (steel producer)
Trustee
DOB: 7/14/1939
Term of office since: 1988
Other directorships: None

Patricia B. Norris	President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President
Trustee	and Director of Phillips Pond Homes Association (home community); Former Partner,
DOB: 4/9/1948	PricewaterhouseCoopers, LLP (independent registered public accounting firm)
Term of office since: 2006
Other directorships: None

William Walt Pettit	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.
Trustee	(packaging company); Member, Superior Land, LLC (real estate holding company), Member,
DOB: 8/26/1955	K&P Development, LLC (real estate development); Former Director, National Kidney Foundation
Term of office since: 1988	of North Carolina, Inc. (non-profit organization)
Other directorships: None

David M. Richardson	President, Richardson, Runden LLC (executive recruitment business development/consulting
Trustee	company); Consultant, Kennedy Information, Inc. (executive recruitment information and
DOB: 9/19/1941	research company); Consultant, AESC (The Association of Executive Search Consultants);
Term of office since: 1982	Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP
Other directorships: None	(communications)

Dr. Russell A. Salton III	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource
Trustee	Associates, Inc.
DOB: 6/2/1947
Term of office since: 1984
Other directorships: None

28

TRUSTEES AND OFFICERS continued

Michael S. Scofield	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded
Trustee	Media Corporation (multi-media branding company)
DOB: 2/20/1943
Term of office since: 1984
Other directorships: None

Richard J. Shima	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former
Trustee	Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee,
DOB: 8/11/1939	Saint Joseph College (CT)
Term of office since: 1993
Other directorships: None

Richard K. Wagoner, CFA[2]	Member and Former President, North Carolina Securities Traders Association; Member, Financial
Trustee	Analysts Society
DOB: 12/12/1937
Term of office since: 1999
Other directorships: None

OFFICERS
Dennis H. Ferro[3]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Jeremy DePalma[4]	Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC;
Treasurer	Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President,
DOB: 2/5/1974	Evergreen Investment Services, Inc.
Term of office since: 2005

Michael H. Koonce[4]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment
DOB: 4/20/1960	Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and
Term of office since: 2000	Assistant General Counsel, Wachovia Corporation

Robert Guerin[4]	Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of
Chief Compliance Officer	Evergreen Investments Co, Inc; Former Managing Director and Senior Compliance Officer,
DOB: 9/20/1965	Babson Capital Management LLC; Former Principal and Director, Compliance and Risk
Term of office since: 2007	Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice
Compliance, Deutsche Asset Management.

1 Each Trustee, except Mses. Kosel and Norris, serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. As new Trustees, Ms. Kosel’s and Ms. Norris’ initial terms end December 31, 2010 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee, except Ms. Kosel, oversaw 93 Evergreen funds as of December 31, 2007. Ms. Kosel became a Trustee on January 1, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2 Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

29

560863 rv5 2/2008

Evergreen VA Special Values Fund

Evergreen

VA SPECIAL VALUES FUND

Annual Report
as of December 31, 2007

Evergreen Investments℠
MUTUAL FUNDS

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	ABOUT YOUR FUND’S EXPENSES
7	FINANCIAL HIGHLIGHTS
9	SCHEDULE OF INVESTMENTS
16	STATEMENT OF ASSETS AND LIABILITIES
17	STATEMENT OF OPERATIONS
18	STATEMENTS OF CHANGES IN NET ASSETS
19	NOTES TO FINANCIAL STATEMENTS
25	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
26	ADDITIONAL INFORMATION
32	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2008, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

LETTER TO SHAREHOLDERS

February 2008

Dennis H. Ferro
President and Chief
Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen VA Special Values Fund for the twelve-month period ended December 31, 2007.

Investors in domestic equity and fixed income markets faced challenging, and increasingly stormy, conditions during 2007. Riding the momentum of an expanding economy and growing corporate profits, stocks maintained their robust rally during the first half of the year. The second half of the year, however, presented a much different environment, as fears grew about the overall economic effects of weakness in the housing industry and a widening credit crisis that began with the meltdown of the subprime mortgage market. Stock performance was volatile throughout the year’s second half. As worries grew about a slowing of the nation’s economic expansion and a deceleration of corporate profit growth, large capitalization stocks tended to be preferred over smaller cap stocks, while growth stocks maintained a performance edge over value stocks. By the end of the year, most major market indexes reported modest but positive results for the twelve-month period, although some value benchmarks were negative. Equity markets outside the U.S. continued to outperform domestic markets even as foreign markets also became more volatile, despite evidence of persistently solid growth in the global economy. In the domestic fixed income market, the problems in the subprime mortgage market led to a general flight to quality in the final months of 2007. Treasury prices rose and their yields declined as investors sought out the highest-quality investments and tried to avoid credit risk. The yield spreads

1

LETTER TO SHAREHOLDERS continued

between Treasuries and lower-rated securities widened as corporate bonds and many asset-backed securities fell out of favor.

The U.S. economy appeared to maintain its growth path early in 2007, with robust export activity and healthy business investment spending offsetting declines in residential home values. Despite the credit crisis and the housing slump, Gross Domestic Product grew by approximately 4.0% from April through September. The economy, however, slowed noticeably in the closing months of the year. The combination of mortgage-related weakness, higher energy prices and tighter lending standards limited both consumer spending and business investment. Operating earnings of companies in the S&P 500 declined for the third quarter of the year, principally because of massive write-downs by major corporations, most notably in the Financials sector. Faced with growing evidence of the economy’s slowing, the Federal Reserve Board began adding liquidity to the nation’s financial system, cutting the target fed funds rate from 5.25% to 4.25% in the final months of the year. At the start of 2008, officials in Washington also began considering fiscal actions, either through tax cuts or new spending, to re-invigorate the economy.

Against this backdrop, portfolio managers of Evergreen’s Variable Annuity Funds maintained strategies consistent with each fund’s goal and the asset class in which the fund invests. Managers of equity-oriented portfolios tended to focus on growth, while the professionals

2

LETTER TO SHAREHOLDERS continued

supervising fixed income portfolios sought total return and current income.

We believe the experiences in the investment markets during the past twelve months have underscored the value of a well diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, regarding the firm’s recent settlement with the Securities and Exchange Commission (SEC) and prior settlement with the Financial Industry Regulatory Authority (FINRA).

3

FUND AT A GLANCE

as of December 31, 2007

MANAGEMENT TEAM

Investment Advisor:

• Evergreen Investment Management Company, LLC

Portfolio Manager:

• James M. Tringas, CFA

PERFORMANCE AND RETURNS

Portfolio inception date: 5/1/1998

	Class 1	Class 2
Class inception date	5/1/1998	7/31/2002

Average annual return

1-year	-7.52%	-7.73%

5-year	14.19%	13.90%

Since portfolio inception	10.53%	10.39%

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, please call 1.800.321.9332. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions, but does not reflect contract, policy, or separate account charges assessed by participating insurance companies.

Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered. The historical returns for Class 2 have not been adjusted to reflect the effect of the class’ 12b-1 fee. The fund incurs a 12b-1 fee of 0.25% for Class 2. Class 1 does not pay a 12b-1 fee. If the fee had been reflected, returns for Class 2 would have been lower.

Returns reflect expense limits previously in effect, without which returns would have been lower.

LONG-TERM GROWTH

Comparison of a $10,000 investment in the Evergreen VA Special Values Fund Class 1 shares versus a similar investment in the Russell 2000 Value Index (Russell 2000 Value) and the Consumer Price Index (CPI).

The Russell 2000 Value is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

4

PORTFOLIO MANAGER COMMENTARY

The fund’s Class 1 shares returned -7.52% for the twelve-month period ended December 31, 2007. During the same period, the Russell 2000 Value returned -9.78%.

The fund’s objective is to seek capital growth in the value of its shares.

Entering 2007, value-oriented strategies had outperformed growth strategies for the previous seven years, while small cap investing outdistanced large cap investing for the previous four years. Those trends continued through the early weeks of the year only to be reversed amid concerns over a deceleration of the U.S. economy that was exacerbated by problems in the subprime mortgage market and the related weakness in the housing industry. The problems in subprime mortgages spread through the capital markets, hitting small cap value stocks particularly hard. As we saw the dominant market trends change, we responded by reducing our exposure to consumer-related stocks and to industries and groups most directly affected by the subprime meltdown and the slowing of the domestic economy.

In a difficult environment for small cap value investing, several factors did help results relative to the index. Our substantial underweighting of Financials stocks, which comprised about one-third of the capitalization of the Russell 2000 Value, helped support relative performance. Also helping the fund’s relative return was stock selection in the Energy sector — an area that continued to do well as robust growth in China and other emerging markets economies helped drive world oil prices higher. Atwood Oceanics, an oil field services company that operates offshore drilling rigs, was a standout performer, appreciating by more than 100% over the year. Continued merger-and-acquisition activity, especially earlier in the year, also had a positive influence on results, as several fund holdings were taken over at premium prices to their stock values. These included: Rare Hospitality, operator of the Longhorn’s restaurant chain; efunds, a processor of electronic financial payments; Genlyte, a lighting company acquired by Royal Philips Electronics NV; Genesco; a wholesaler and retailer of footwear and hats; Stride Rite, a footwear company; Cutter and Buck, a designer and producer of casual clothing; and medical devices manufacturer Viasys.

The fund, however, also saw several disappointments, notably in the Consumer Discretionary sector. Consumer-oriented stocks suffered as evidence grew that the economy was slowing. The downdraft affected holdings such as specialty retailers Foot Locker and Zale’s Jewelry. In addition, Triarc declined both because of fears about slowing sales at its Arby’s restaurant chain and because its Deerfield Capital Group subsidiary had exposure to the subprime mortgage crisis. Among our Financials holdings, Bank Atlantic was a notable underperformer. This thrift was affected by the weakening real estate housing market in its home state of Florida. In the Information Technology group, computer and peripheral company Imation lagged. A producer of data storage systems, Imation declined because of intense competition in its market and because of delays in its planned introduction of a new tape drive system.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

The stocks of smaller companies may be more volatile than those of larger companies due to the higher risk of failure.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

All data is as of December 31, 2007, and subject to change.

5

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, exchange fees or separate account charges assessed by participating insurance companies. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	7/1/2007	12/31/2007	Period*

Actual
Class 1	$ 1,000.00	$ 866.72	$ 4.56
Class 2	$ 1,000.00	$ 865.49	$ 5.74
Hypothetical
(5% return
before expenses)
Class 1	$ 1,000.00	$ 1,020.32	$ 4.94
Class 2	$ 1,000.00	$ 1,019.06	$ 6.21

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (0.97% for Class 1 and 1.22% for Class 2), multiplied by the average account value over the period, multiplied by 184 / 365 days.

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 1	2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 17.33	$ 16.13	$ 16.31	$ 13.78	$ 10.65

Income from investment operations
Net investment income (loss)	0.22	0.13	0.16	0.16	0.01
Net realized and unrealized gains or losses on investments	(1.51)	3.33	1.59	2.64	3.13

Total from investment operations	(1.29)	3.46	1.75	2.80	3.14

Distributions to shareholders from
Net investment income	(0.22)	(0.13)	(0.16)	(0.15)	(0.01)
Net realized gains	(2.23)	(2.13)	(1.77)	(0.12)	0

Total distributions to shareholders	(2.45)	(2.26)	(1.93)	(0.27)	(0.01)

Net asset value, end of period	$ 13.59	$ 17.33	$ 16.13	$ 16.31	$ 13.78

Total return[1]	(7.52%)	21.55%	10.76%	20.37%	29.52%

Ratios and supplemental data
Net assets, end of period (thousands)	$98,235	$111,236	$83,784	$65,151	$46,621
Ratios to average net assets
Expenses including waivers/reimbursements
but excluding expense reductions	0.96%	0.95%	0.98%	1.00%	1.00%
Expenses excluding waivers/reimbursements and expense reductions	0.96%	0.95%	0.98%	1.05%	1.14%
Net investment income (loss)	1.44%	0.86%	1.13%	1.20%	0.14%
Portfolio turnover rate	55%	55%	44%	34%	98%

1Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

7

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 2	2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 17.27	$ 16.09	$ 16.28	$ 13.76	$ 10.65

Income from investment operations
Net investment income (loss)	0.19	0.10	0.14	0.13	0
Net realized and unrealized gains or losses on investments	(1.51)	3.29	1.56	2.63	3.11

Total from investment operations	(1.32)	3.39	1.70	2.76	3.11

Distributions to shareholders from
Net investment income	(0.18)	(0.08)	(0.12)	(0.12)	0
Net realized gains	(2.23)	(2.13)	(1.77)	(0.12)	0

Total distributions to shareholders	(2.41)	(2.21)	(1.89)	(0.24)	0

Net asset value, end of period	$ 13.54	$ 17.27	$ 16.09	$ 16.28	$ 13.76

Total return[1]	(7.73%)	21.19%	10.48%	20.10%	29.20%

Ratios and supplemental data
Net assets, end of period (thousands)	$19,130	$22,375	$19,633	$17,162	$7,479
Ratios to average net assets
Expenses including waivers/reimbursements
but excluding expense reductions	1.21%	1.20%	1.23%	1.25%	1.26%
Expenses excluding waivers/reimbursements and expense reductions	1.21%	1.20%	1.23%	1.30%	1.40%
Net investment income (loss)	1.20%	0.60%	0.88%	0.98%	(0.11%)
Portfolio turnover rate	55%	55%	44%	34%	98%

1Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

8

SCHEDULE OF INVESTMENTS

December 31, 2007

	Shares	Value

COMMON STOCKS 91.9%
CONSUMER DISCRETIONARY 13.4%
Auto Components 0.7%
Modine Manufacturing Co.	38,806	$640,687
Superior Industries International, Inc.	13,206	239,953

		880,640

Hotels, Restaurants & Leisure 3.7%
IHOP Corp. (p)	18,045	660,086
Ruby Tuesday, Inc.	133,315	1,299,821
Triarc Companies, Inc., Class A	76,400	666,972
Triarc Companies, Inc., Class B	196,273	1,719,352

		4,346,231

Household Durables 3.2%
BLYTH, Inc.	36,087	791,749
Cavco Industries, Inc. *	20,485	693,212
Dixie Group, Inc. * +	38,200	315,532
Ethan Allen Interiors, Inc. (p)	31,000	883,500
Furniture Brands International, Inc.	30,779	309,637
Helen of Troy Corp. *	19,300	330,802
Tupperware Brands Corp.	13,230	436,987

		3,761,419

Media 1.0%
Journal Communications, Inc., Class A	125,903	1,125,573

Specialty Retail 3.2%
Charming Shoppes, Inc. *	57,800	312,698
Children’s Place Retail Stores, Inc. *	15,200	394,136
Christopher & Banks Corp.	33,631	385,075
Finish Line, Inc., Class A	18,000	43,560
Foot Locker, Inc.	105,600	1,442,496
Zale Corp. * (p)	73,760	1,184,585

		3,762,550

Textiles, Apparel & Luxury Goods 1.6%
Delta Apparel Co.	12,700	90,805
K-Swiss, Inc., Class A	14,000	253,400
Kellwood Co. (p)	33,196	552,381
Kenneth Cole Productions, Inc., Class A	38,600	675,114
Oxford Industries, Inc.	10,600	273,162

		1,844,862

CONSUMER STAPLES 3.5%
Food & Staples Retailing 2.0%
Casey’s General Stores, Inc.	78,220	2,316,094

Food Products 0.7%
American Italian Pasta Co., Class A * (p)	23,500	164,500
TreeHouse Foods, Inc. *	31,566	725,703

		890,203

See Notes to Financial Statements

9

SCHEDULE OF INVESTMENTS continued

December 31, 2007

	Shares	Value

COMMON STOCKS continued
CONSUMER STAPLES continued
Household Products 0.5%
WD-40 Co.	14,500	$550,565

Personal Products 0.3%
Prestige Brands Holdings, Inc. *	55,300	413,644

ENERGY 8.9%
Energy Equipment & Services 1.2%
Atwood Oceanics, Inc. *	12,720	1,275,053
WSP Holdings, Ltd. *	19,800	180,180

		1,455,233

Oil, Gas & Consumable Fuels 7.7%
BioFuel Energy Corp. * (p)	25,600	179,968
Forest Oil Corp. *	24,622	1,251,783
Mariner Energy, Inc. *	91,641	2,096,746
Stone Energy Corp. *	65,800	3,086,678
Venoco, Inc. *	11,400	227,202
Whiting Petroleum Corp. *	37,140	2,141,492

		8,983,869

FINANCIALS 17.9%
Capital Markets 1.6%
ACA Capital Holdings, Inc. *	30,300	25,755
Apollo Investment Corp. *	25,601	436,497
Knight Capital Group, Inc., Class A *	80,800	1,163,520
Westwood Holdings Group, Inc. +	5,500	206,800

		1,832,572

Commercial Banks 5.6%
Amcore Financial, Inc. +	57,297	1,300,642
BancorpSouth, Inc.	64,500	1,522,845
Citizens Republic Bancorp, Inc.	7,385	107,156
First Citizens Bancshares, Inc., Class A	17,830	2,600,506
First State Bancorp	9,800	136,220
Renasant Corp.	11,100	239,427
UMB Financial Corp.	16,000	613,760

		6,520,556

Consumer Finance 0.2%
Advance America Cash Advance Centers, Inc.	25,600	260,096

Insurance 8.0%
Assured Guaranty, Ltd.	49,700	1,319,038
Endurance Specialty Holdings, Ltd.	58,802	2,453,807
Hilb, Rogal & Hobbs Co.	55,700	2,259,749
IPC Holdings, Ltd.	51,895	1,498,209
Stewart Information Services Corp.	71,880	1,875,349

		9,406,152

See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS continued

December 31, 2007

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Real Estate Investment Trusts 0.5%
Deerfield Capital Corp. (p)	77,400	$619,200

Real Estate Management & Development 0.6%
Forest City Enterprises, Inc., Class A	17,110	760,368

Thrifts & Mortgage Finance 1.4%
BankAtlantic Bancorp, Inc., Class A	52,784	216,415
NewAlliance Bancshares, Inc. (p)	126,912	1,462,026

		1,678,441

HEALTH CARE 2.4%
Health Care Equipment & Supplies 0.5%
Edwards Lifesciences Corp. *	11,150	512,788
Syneron Medical, Ltd. *	7,700	102,949

		615,737

Health Care Providers & Services 0.8%
AMN Healthcare Services, Inc. *	33,700	578,629
Cross Country Healthcare, Inc. *	24,800	353,152

		931,781

Life Sciences Tools & Services 0.5%
Cambrex Corp.	73,031	612,000

Pharmaceuticals 0.6%
Alpharma, Inc., Class A	32,164	648,105

INDUSTRIALS 20.1%
Aerospace & Defense 0.9%
GenCorp, Inc. * (p)	88,890	1,036,457

Building Products 0.4%
Apogee Enterprises, Inc.	19,700	337,067
Simpson Manufacturing Co. (p)	3,200	85,088

		422,155

Commercial Services & Supplies 3.7%
Deluxe Corp.	16,040	527,556
Heidrick & Struggles International, Inc.	24,810	920,699
Kelly Services, Inc., Class A	19,400	362,004
Korn/Ferry International *	46,282	871,027
Viad Corp.	52,752	1,665,908

		4,347,194

Electrical Equipment 3.9%
EnerSys, Inc. *	9,381	234,150
Franklin Electric Co., Inc. (p)	23,000	880,210
Genlyte Group, Inc. *	25,774	2,453,685
Superior Essex, Inc. *	41,900	1,005,600

		4,573,645

See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

December 31, 2007

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Machinery 7.6%
Briggs & Stratton Corp. (p)	55,580	$1,259,443
Crane Co.	22,400	960,960
EnPro Industries, Inc. *	19,450	596,143
Gardner Denver, Inc. *	29,100	960,300
Kadant, Inc. * +	64,520	1,914,308
Mueller Industries, Inc.	106,104	3,075,955
Xerium Technologies, Inc.	21,172	110,094

		8,877,203

Marine 1.0%
Horizon Lines, Inc. (p)	64,000	1,192,960

Road & Rail 2.2%
Arkansas Best Corp. (p)	54,394	1,193,404
Dollar Thrifty Automotive Group, Inc. *	28,585	676,893
Werner Enterprises, Inc. (p)	43,308	737,535

		2,607,832

Trading Companies & Distributors 0.4%
NuCo2, Inc. *	19,612	488,339

INFORMATION TECHNOLOGY 12.0%
Communications Equipment 1.5%
Avocent Corp. *	8,900	207,459
Black Box Corp.	34,400	1,244,248
CommScope, Inc. *	6,000	295,260

		1,746,967

Computers & Peripherals 3.6%
Adaptec, Inc. *	217,100	733,798
Imation Corp.	125,335	2,632,035
Quantum Corp. *	230,072	618,894
Silicon Graphics, Inc. *	12,636	230,986

		4,215,713

Electronic Equipment & Instruments 2.5%
AVX Corp.	47,700	640,134
Coherent, Inc. *	15,200	381,064
Insight Enterprises, Inc. *	8,200	149,568
Kemet Corp. *	48,400	320,892
Orbotech, Ltd. *	50,900	893,295
Technitrol, Inc.	19,500	557,310

		2,942,263

IT Services 0.7%
Gevity HR, Inc.	26,900	206,861
MoneyGram International, Inc. (p)	37,650	578,680

		785,541

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

December 31, 2007

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Semiconductors & Semiconductor Equipment 2.4%
Cabot Microelectronics Corp. *	18,800	$675,108
Conexant Systems, Inc. *	95,700	79,431
DSP Group, Inc. *	37,724	460,233
Exar Corp. *	52,425	417,827
Lattice Semiconductor Corp. *	120,040	390,130
Standard Microsystems Corp. *	8,740	341,472
Teradyne, Inc. *	17,700	183,018
Trident Microsystems, Inc. *	21,700	142,352
Zoran Corp. *	7,100	159,821

		2,849,392

Software 1.3%
Borland Software Corp. * (p)	73,002	219,736
Corel Corp. *	56,900	608,830
Novell, Inc. *	97,600	670,512

		1,499,078

MATERIALS 9.2%
Chemicals 1.7%
A. Schulman, Inc.	40,690	876,869
American Pacific Corp. * +	23,300	397,265
Arch Chemicals, Inc.	20,561	755,617

		2,029,751

Containers & Packaging 1.7%
Owens-Illinois, Inc. *	21,960	1,087,020
Packaging Corporation of America	32,670	921,294

		2,008,314

Metals & Mining 2.9%
Quanex Corp. (p)	65,228	3,385,333

Paper & Forest Products 2.9%
Glatfelter	37,403	572,640
Neenah Paper, Inc.	61,285	1,786,458
Schweitzer-Mauduit International, Inc.	39,511	1,023,730

		3,382,828

TELECOMMUNICATION SERVICES 0.3%
Diversified Telecommunication Services 0.3%
Citizens Communications Co.	28,903	367,935

UTILITIES 4.2%
Electric Utilities 3.4%
Allete, Inc.	63,639	2,518,832
El Paso Electric Co. *	55,600	1,421,692

		3,940,524

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

December 31, 2007

	Shares	Value

COMMON STOCKS continued
UTILITIES continued
Gas Utilities 0.8%
Atmos Energy Corp.	35,200	$987,008

Total Common Stocks (cost $110,977,966)		107,902,323

EXCHANGE TRADED FUND 2.3%
iShares Russell 2000 Value Index Fund (cost $2,955,789)	39,027	2,750,623

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED 12.1%
MUTUAL FUND SHARES 0.6%
AIM Short-Term Investments Trust Government & Agency Portfolio, Class I,
4.38% q	743,666	743,666

	Principal
	Amount	Value

REPURCHASE AGREEMENTS ^ 11.5%
ABN AMRO, Inc., 4.58%, dated 12/31/2007, maturing 01/02/2008, maturity
value $1,000,254	$ 1,000,000	1,000,000
Banc of America Securities, LLC, 4.57%, dated 12/31/2007, maturing 01/02/2008,
maturity value $2,000,508	2,000,000	2,000,000
BNP Paribas Securities, 4.58%, dated 12/31/2007, maturing 01/02/2008, maturity
value $1,000,254	1,000,000	1,000,000
Cantor Fitzgerald & Co., 4.70%, dated 12/31/2007, maturing 01/02/2008,
maturity value $1,000,261	1,000,000	1,000,000
Credit Suisse First Boston, LLC, 4.58%, dated 12/31/2007, maturing 01/02/2008,
maturity value $2,430,618	2,430,000	2,430,000
Deutsche Bank Securities, Inc., 4.58%, dated 12/31/2007, maturing 01/02/2008,
maturity value $2,000,509	2,000,000	2,000,000
Dresdner Kleinwort Wasserstein Securities, LLC, 4.58%, dated 12/31/2007,
maturing 01/02/2008, maturity value $2,000,509	2,000,000	2,000,000
Merrill Lynch Pierce Fenner & Smith, Inc., 4.57%, dated 12/31/2007, maturing
01/02/2008, maturity value $2,000,508	2,000,000	2,000,000

		13,430,000

Total Investments of Cash Collateral from Securities Loaned (cost $14,173,666)		14,173,666

	Shares	Value

SHORT-TERM INVESTMENTS 5.7%
MUTUAL FUND SHARES 5.7%
Evergreen Institutional Money Market Fund, Class I, 4.89% q ø
(cost $6,664,125)	6,664,125	6,664,125

Total Investments (cost $134,771,546) 112.0%		131,490,737
Other Assets and Liabilities (12.0%)		(14,125,469)

Net Assets 100.0%		$117,365,268

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

December 31, 2007

(p)	All or a portion of this security is on loan.
*	Non-income producing security
+	Security is deemed illiquid and is valued using market quotations when readily available, unless otherwise noted.
q	Rate shown is the 7-day annualized yield at period end.
^	Collateral is pooled with the collateral of other Evergreen funds and allocated on a pro-rata basis into 92 issues of high grade short-term securities such that sufficient collateral is applied to the respective repurchase agreement.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

The following table shows the percent of total long-term investments by sector as of December 31, 2007:

Industrials	21.3%
Financials	19.0%
Consumer Discretionary	14.2%
Information Technology	12.7%
Materials	9.8%
Energy	9.4%
Utilities	4.5%
Consumer Staples	3.8%
Health Care	2.5%
Telecommunication Services	0.3%
Other	2.5%

100.0%

See Notes to Financial Statements

15

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

Assets
Investments in securities, at value (cost $114,677,421) including $13,407,636 of
securities loaned	$111,396,612
Investments in repurchase agreements, at value (cost $13,430,000)	13,430,000
Investments in affiliated money market fund, at value (cost $6,664,125)	6,664,125

Total investments	131,490,737
Segregated cash	3,902
Receivable for securities sold	222,545
Receivable for Fund shares sold	18,384
Dividends receivable	122,075
Receivable for securities lending income	7,547

Total assets	131,865,190

Liabilities
Payable for securities purchased	215,880
Payable for Fund shares redeemed	90,224
Payable for securities on loan	14,177,568
Advisory fee payable	5,099
Distribution Plan expenses payable	264
Due to other related parties	833
Accrued expenses and other liabilities	10,054

Total liabilities	14,499,922

Net assets	$117,365,268

Net assets represented by
Paid-in capital	$120,856,191
Undistributed net investment income	71,595
Accumulated net realized losses on investments	(281,709)
Net unrealized losses on investments	(3,280,809)

Total net assets	$117,365,268

Net assets consists of
Class 1	$98,235,361
Class 2	19,129,907

Total net assets	$117,365,268

Shares outstanding (unlimited number of shares authorized)
Class 1	7,227,995
Class 2	1,412,491

Net asset value per share
Class 1	$13.59
Class 2	$13.54

See Notes to Financial Statements

16

STATEMENT OF OPERATIONS

Year Ended December 31, 2007

Investment income
Dividends	$2,658,269
Income from affiliate	339,063
Securities lending	183,124

Total investment income	3,180,456

Expenses
Advisory fee	1,034,091
Distribution Plan expenses	54,889
Administrative services fee	131,800
Transfer agent fees	335
Trustees’ fees and expenses	2,970
Printing and postage expenses	33,433
Custodian and accounting fees	38,281
Professional fees	28,808
Other	2,498

Total expenses	1,327,105
Less: Expense reductions	(4,522)

Net expenses	1,322,583

Net investment income	1,857,873

Net realized and unrealized gains or losses on investments
Net realized gains on investments	12,754,783
Net change in unrealized gains or losses on investments	(24,191,477)

Net realized and unrealized gains or losses on investments	(11,436,694)

Net decrease in net assets resulting from operations	$(9,578,821)

See Notes to Financial Statements

17

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2007		2006

Operations
Net investment income		$1,857,873		$970,567
Net realized gains on investments		12,754,783		17,174,231
Net change in unrealized gains or losses
on investments		(24,191,477)		4,851,882

Net increase (decrease) in net assets
resulting from operations		(9,578,821)		22,996,680

Distributions to shareholders from
Net investment income
Class 1		(1,577,290)		(798,109)
Class 2		(253,340)		(106,388)
Net realized gains
Class 1		(14,248,868)		(12,056,568)
Class 2		(2,814,943)		(2,495,532)

Total distributions to shareholders		(18,894,441)		(15,456,597)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class 1	753,572	12,869,189	1,269,953	22,118,777
Class 2	44,065	764,637	41,306	712,113

		13,633,826		22,830,890

Net asset value of shares issued in
reinvestment of distributions
Class 1	1,113,463	15,826,158	734,315	12,854,677
Class 2	216,713	3,068,283	149,333	2,601,920

		18,894,441		15,456,597

Payment for shares redeemed
Class 1	(1,058,904)	(17,886,561)	(779,312)	(13,624,470)
Class 2	(143,622)	(2,413,628)	(115,694)	(2,009,201)

		(20,300,189)		(15,633,671)

Net increase in net assets resulting from
capital share transactions		12,228,078		22,653,816

Total increase (decrease) in net assets		(16,245,184)		30,193,899
Net assets
Beginning of period		133,610,452		103,416,553

End of period	$ 117,365,268		$ 133,610,452

Undistributed net investment income		$71,595		$62,683

See Notes to Financial Statements

18

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen VA Special Values Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware statutory trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

Currently, shares of the Fund are only available for purchase by existing shareholders, including qualified retirement plans and their successor plans and insurance companies that have entered into participation agreements relating to the Fund. In addition, members of the Fund’s portfolio management team may open new accounts.

The Fund offers Class 1 and Class 2 shares at net asset value without a front-end sales charge or contingent deferred sales charge; however, Class 2 shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy

19

NOTES TO FINANCIAL STATEMENTS continued

pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

d. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date.

e. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

f. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. During the year ended December 31, 2007, the following amounts were reclassified:

Undistributed net investment income	$(18,331)
Accumulated net realized losses on investments	18,331

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.80% and declining to 0.75% as the aggregate average daily net assets

20

NOTES TO FINANCIAL STATEMENTS continued

of the Fund and its retail counterpart, Evergreen Special Values Fund, increase. For the year ended December 31, 2007, the advisory fee was equivalent to 0.78% of the Fund’s average daily net assets.

The Fund may invest in Evergreen-managed money market funds, which are also advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund) increase.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

Wachovia Bank NA, through its securities lending division of Wachovia Global Securities Lending, acts as the securities lending agent for the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended December 31, 2007, the Fund paid brokerage commissions of $18,688 to Wachovia Securities, LLC.

4. DISTRIBUTION PLAN

EIS also serves as distributor of the Fund’s shares. The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class 2 shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class 2 shares.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $73,826,867 and $69,082,285, respectively, for the year ended December 31, 2007.

During the year ended December 31, 2007, the Fund loaned securities to certain brokers. At December 31, 2007, the value of securities on loan and the total value of collateral received for securities loaned (including segregated cash) amounted to $13,407,636 and $14,177,568, respectively.

On December 31, 2007, the aggregate cost of securities for federal income tax purposes was $134,934,117. The gross unrealized appreciation and depreciation on securities based on tax cost was $14,553,268 and $17,996,648, respectively, with a net unrealized depreciation of $3,443,380.

21

NOTES TO FINANCIAL STATEMENTS continued

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of December 31, 2007, the Fund incurred and will elect to defer post-October losses of $119,138.

The Fund’s income and excise tax returns and all financial records supporting those returns are subject to examination by the federal, Massachusetts and Delaware revenue authorities for all taxable years beginning after December 31, 2003.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended December 31, 2007, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed	Unrealized	Post-October	Temporary Book/
Ordinary Income	Depreciation	Losses	Tax Differences

$74,243	$3,443,380	$119,138	$(2,648)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. Additionally, short-term capital gains are considered ordinary income for income tax purposes. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended December 31,

	2007	2006

Ordinary Income	$ 4,685,682	$ 2,094,124
Long-term Capital Gain	14,208,759	13,362,473

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At

22

NOTES TO FINANCIAL STATEMENTS continued

the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in an unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee on the unused balance, which is allocated pro rata. The credit facility is for $100 million with an annual commitment fee of 0.08%. During the year ended December 31, 2007, the Fund had no borrowings.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, EIS, ESC (collectively, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and paid approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

12. NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109 (“FIN 48”). FIN 48 supplements FASB 109 by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The Fund’s financial statements have not been impacted

23

NOTES TO FINANCIAL STATEMENTS continued

by the adoption of FIN 48. However, the conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from FASB, and on-going analysis of tax laws, regulations, and interpretations thereof.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Variable Annuity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen VA Special Values Fund, a series of the Evergreen Variable Annuity Trust, as of December 31, 2007 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen VA Special Values Fund as of December 31, 2007, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 13, 2008

25

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $14,208,759 for the fiscal year ended December 31, 2007.

For corporate shareholders, 56.71% of ordinary income dividends paid during the fiscal year ended December 31, 2007 qualified for the dividends received deduction.

26

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees is required to consider whether to continue in place the Fund’s investment advisory agreement. In September 2007, the Trustees, including a majority of the Trustees who are not interested persons (as that term is defined in the 1940 Act) of the Fund or of EIMC, approved the continuation of the Fund’s investment advisory agreement. (References below to the “Fund” are to Evergreen VA Special Values Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds, and the description below refers in many cases to the Trustees’ process and conclusions in connection with their consideration of this matter for all of the funds. (See “Certain Fund-Specific Considerations” below for a discussion regarding certain factors considered by the Trustees relating specifically to the Fund.) In all of its deliberations, the Board of Trustees and the disinterested Trustees were advised by independent counsel to the disinterested Trustees and counsel to the funds.

The review process. The 1940 Act requires that the Board of Trustees request and evaluate, and that EIMC and any sub-advisors furnish, such information as may reasonably be necessary to evaluate the terms of a fund’s advisory agreement. The review process began at the time of the last advisory contract-renewal process in September 2006. In the course of that process, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the following months, the Trustees reviewed information relating to any changes in the performance of those funds and/or any changes in the investment process or the investment teams responsible for the management of the funds. In addition, during the course of the year, the Trustees reviewed information regarding the investment performance of all of the funds and identified additional funds that they believed warranted further attention based on performance since September 2006.

In spring 2007, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review and set a timeline detailing the information required and the dates for its delivery to the Trustees. The independent data provider Keil Fiduciary Strategies LLC (“Keil”) was engaged to provide fund-specific and industry-wide data to the Board containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the disinterested Trustees, the information provided by EIMC in response to the Committee’s requests and the information provided by Keil. The Trustees formed small committees to review individual funds in greater detail. In addition, the Trustees requested information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams,

27

ADDITIONAL INFORMATION (unaudited) continued

and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone to consider the information provided by EIMC. The Committee met with representatives of EIMC in early September. At a meeting of the full Board of Trustees later in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC, engaged in further review of the materials provided to them, and approved the continuation of each of the advisory and sub-advisory agreements.

The disinterested Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with legal counsel at which no personnel of EIMC were present. In considering the continuation of the agreement, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the Evergreen mutual funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate; although the Trustees considered the continuation of the agreement as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreement for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the disinterested Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, the Board receives a wide variety of information regarding the services performed by EIMC, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2006, and recent changes in compliance personnel at EIMC, including the appointment of a new Chief Compliance Officer for the funds.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer

28

ADDITIONAL INFORMATION (unaudited) continued

mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by the independent industry consultant in reviewing the information presented to them.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIS, an affiliate of EIMC, serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees took into account administrative fees paid by the funds and those other mutual funds. The Board considered that EIS serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions who hold fund shares in omnibus accounts, and that Wachovia Securities, LLC and its affiliates receive such payments from the funds in respect of client accounts they hold in omnibus arrangements, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for the funds.

Nature and quality of the services provided. The Trustees considered that EIMC and its affili-ates generally provide a comprehensive investment management service to the funds. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC were consistent with its duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds

29

ADDITIONAL INFORMATION (unaudited) continued

generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIS under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive.

Certain Fund-specific considerations. The Trustees noted that, for the one-year period ended December 31, 2006, the Fund’s Class 1 shares had underperformed the Fund’s benchmark index, the Russell 2000 Value Index, but had outperformed a majority of the funds against which the Trustees compared the Fund’s performance. The Trustees also noted that, for the three-year period ended December 31, 2006, the Fund’s Class 1 shares had outperformed the Fund’s benchmark index and a majority of the funds against which the Trustees compared the Fund’s performance. The Trustees noted that, for the five-year period ended December 31, 2006, the Fund’s Class 1 shares had underperformed the Fund’s benchmark index and a majority of the funds against which the Trustees compared the Fund’s performance.

The Trustees noted that the management fee paid by the Fund was lower than the management fees paid by a majority of the funds against which the Trustees compared the Fund’s management fee and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

The Trustees considered information regarding the rates at which other clients pay advisory fees to EIMC or its affiliates for advisory services that are comparable to the advisory services they provide to the Fund. Fees charged by EIMC to those other clients were generally lower than those charged to the Fund. EIMC explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, EIMC pointed out that there is substantially greater legal and other risk to EIMC and its affiliates from managing public mutual funds than in managing private accounts. The Trustees also considered the investment performance of those other accounts managed by EIMC and its affiliates, and

30

ADDITIONAL INFORMATION (unaudited) continued

concluded that the performance of those accounts did not reflect any substantial difference in the quality of the service provided by EIMC and its affiliates to those accounts.

Economies of scale. The Trustees noted that economies of scale would likely be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, but concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

31

TRUSTEES AND OFFICERS

TRUSTEES1

Charles A. Austin III	Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover
Trustee	Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The
DOB: 10/23/1934	Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and
Term of office since: 1991	Treasurer, State Street Research & Management Company (investment advice)
Other directorships: None

K. Dun Gifford	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee,
Trustee	Treasurer and Chairman of the Finance Committee, Cambridge College
DOB: 10/23/1938
Term of office since: 1974
Other directorships: None

Dr. Leroy Keith, Jr.	Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix
Trustee	Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington
DOB: 2/14/1939	Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former
Term of office since: 1983	Director, Lincoln Educational Services
Other directorships: Trustee,
Phoenix Fund Complex (consisting
of 60 portfolios as of 12/31/2006)

Carol A. Kosel[1]	Former Consultant to the Evergreen Boards of Trustees; Former Senior Vice President,
Trustee	Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur
DOB: 12/25/1963	Securities Fund
Term of office since: 2008
Other directorships: None

Gerald M. McDonnell	Former Manager of Commercial Operations, CMC Steel (steel producer)
Trustee
DOB: 7/14/1939
Term of office since: 1988
Other directorships: None

Patricia B. Norris	President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President
Trustee	and Director of Phillips Pond Homes Association (home community); Former Partner,
DOB: 4/9/1948	PricewaterhouseCoopers, LLP (independent registered public accounting firm)
Term of office since: 2006
Other directorships: None

William Walt Pettit	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.
Trustee	(packaging company); Member, Superior Land, LLC (real estate holding company), Member,
DOB: 8/26/1955	K&P Development, LLC (real estate development); Former Director, National Kidney Foundation
Term of office since: 1988	of North Carolina, Inc. (non-profit organization)
Other directorships: None

David M. Richardson	President, Richardson, Runden LLC (executive recruitment business development/consulting
Trustee	company); Consultant, Kennedy Information, Inc. (executive recruitment information and
DOB: 9/19/1941	research company); Consultant, AESC (The Association of Executive Search Consultants);
Term of office since: 1982	Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP
Other directorships: None	(communications)

Dr. Russell A. Salton III	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource
Trustee	Associates, Inc.
DOB: 6/2/1947
Term of office since: 1984
Other directorships: None

32

TRUSTEES AND OFFICERS continued

Michael S. Scofield	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded
Trustee	Media Corporation (multi-media branding company)
DOB: 2/20/1943
Term of office since: 1984
Other directorships: None

Richard J. Shima	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former
Trustee	Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee,
DOB: 8/11/1939	Saint Joseph College (CT)
Term of office since: 1993
Other directorships: None

Richard K. Wagoner, CFA[2]	Member and Former President, North Carolina Securities Traders Association; Member, Financial
Trustee	Analysts Society
DOB: 12/12/1937
Term of office since: 1999
Other directorships: None

OFFICERS

Dennis H. Ferro[3]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Jeremy DePalma[4]	Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC;
Treasurer	Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President,
DOB: 2/5/1974	Evergreen Investment Services, Inc.
Term of office since: 2005

Michael H. Koonce[4]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment
DOB: 4/20/1960	Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and
Term of office since: 2000	Assistant General Counsel, Wachovia Corporation

Robert Guerin[4]	Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of
Chief Compliance Officer	Evergreen Investments Co, Inc; Former Managing Director and Senior Compliance Officer,
DOB: 9/20/1965	Babson Capital Management LLC; Former Principal and Director, Compliance and Risk
Term of office since: 2007	Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice
Compliance, Deutsche Asset Management.

1 Each Trustee, except Mses. Kosel and Norris, serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. As new Trustees, Ms. Kosel’s and Ms. Norris’ initial terms end December 31, 2010 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee, except Ms. Kosel, oversaw 93 Evergreen funds as of December 31, 2007. Ms. Kosel became a Trustee on January 1, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2 Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

33

568807 rv4 2/2008

Item 2 - Code of Ethics

(a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.

(c) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 - Audit Committee Financial Expert

Charles A. Austin III and Patricia B. Norris have been determined by the Registrant's Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 – Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by KPMG LLP, for the audits of each of the nine series of the Registrant’s annual financial statements for the fiscal years ended December 31, 2007 and December 31, 2006, and fees billed for other services rendered by KPMG LLP.

	2007	2006
Audit fees	$203,000	$157,500
Audit-related fees	$0	$0
Tax fees (1)	$4,800	$10,100
Non-audit fees (2)	$1,169,005	$795,575
All other fees	$0	$0

Total fees	$1,376,805	$963,175

(1) Tax fees consists of fees for tax consultation, tax compliance and tax review.

(2) Non-audit fees consists of the aggregate fees for non-audit services rendered to the Fund, EIMC (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and EIS.

Evergreen Funds
Evergreen Income Advantage Fund
Evergreen Managed Income Fund
Evergreen Utilities and High Income Fund
Evergreen International Balanced Income Fund
Evergreen Global Dividend Opportunity Fund

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Trustees/Directors has ratified, the Audit and Non-Audit Services Pre Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specified pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds’ business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds’ ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions of the Audit Committee at its next scheduled meeting.

III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

IV. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

V. Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

All Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of the SEC’s prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the audit committee) of any such services rendered by the independent auditor.

Request or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

The Audit Committee will also review the internal auditor’s annual internal audit plan to determine that the plan provides for the monitoring of the independent auditor’s services.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds’ investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 – Audit Committee of Listed Registrants

Not applicable.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 - Controls and Procedures

(a) The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) There has been no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonable likely to affect, the Registrant’s internal control over financial reporting .

Item 12 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Variable Annuity Trust

By: _______________________
Dennis H. Ferro
Principal Executive Officer

Date: February 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: _______________________
Dennis H. Ferro
Principal Executive Officer

Date: February 29, 2008

By: ________________________
Jeremy DePalma
Principal Financial Officer

Date: February 29, 2008